OPPENHEIMER

Strategic Income Fund
Prospectus dated January  26, 1998


Oppenheimer Strategic Income Fund is a mutual fund that seeks a high level of current income by investing mainly in debt securities and by writing covered call options on them. The Fund invests principally in (1) debt securities of foreign governments and companies, (2) U.S. Government securities, and (3) lower-rated, high yield debt securities of U.S. companies, commonly known as "junk bonds." The Fund may invest some or all of its assets in any of these three market sectors at any time. When it invests in more than one sector, the Fund may reduce some of the risks of investing in only one market sector, which may help to reduce the fluctuations in its net asset value per share.

      The Fund may invest up to 100% of its assets in "junk bonds," or foreign debt securities rated below investment grade, which are securities that are speculative and involve greater risks, including risk of default, than higher rated securities. The Fund is a diversified portfolio designed for investors willing to assume additional risk in return for seeking high current income. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Objective and Policies" for more information about the types of securities in which the Fund invests and please refer to "Investment Risks" for a discussion of the risks of investing in the Fund.


      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the January 26, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                       (OppenheimerFunds logo)

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


            ABOUT THE FUND

            Expenses
            A Brief Overview of the Fund
            Financial Highlights
            Investment Objective and Policies
            Investment Risks
            Investment Techniques and Strategies
            How the Fund is Managed
            Performance of the Fund

            ABOUT YOUR ACCOUNT

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone
            By Checkwriting

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
            Appendix A: Description of Ratings Categories
            Appendix B: Special Sales Charge Arrangements

ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1997.

      o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page __ for an explanation of how and when these charges apply.


                          Class A     Class B           Class C      Class Y
                          Shares      Shares            Shares       Shares
------------------------------------------------------------------------------

Maximum Sales Charge      4.75%       None              None         None
on Purchases (as a % of
offering price)
------------------------------------------------------------------------------

Maximum Deferred Sales    None(1)     5% in the first   1% if shares None
Charge (as a % of the                 year, declining   are redeemed
lower of the original                 to 1% in the      within 12
offering price or                     sixth year and    months of
redemption proceeds)                  eliminated        purchase(2)
                                      thereafter(2)
------------------------------------------------------------------------------

Maximum Sales Charge on   None        None              None         None
Reinvested Dividends
------------------------------------------------------------------------------

Exchange Fee              None        None              None         None
------------------------------------------------------------------------------


Redemption Fee            None(3)     None(3)           None(3)      None



(1)If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge on page ___) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.

(2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares Buying Class C Shares" below, for more information on the contingent deferred sales charges.

(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by ACH transfer through AccountLink, or for which Checkwriting privileges are used. See "How to Sell Shares", below.

     o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net Assets):

                        Class A     Class B     Class C     Class Y
                        Shares      Shares      Shares      Shares

-----------------------------------------------------------------

Management Fees         0.53%        0.53%       0.53%      0.53%

-----------------------------------------------------------------------
12b-1 Distribution

Plan Fees               0.25%        1.00%       1.00%      None

---------------------------------------------------------------------------

Other Expenses          0.15%        0.16%       0.16%      0.11%

-----------------------------------------------------------------------------
Total Fund

Operating Expenses      0.93%        1.69%       1.69%      0.64%


      The numbers in the chart above are based upon the Fund's expenses in its last fiscal year ended September 30, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A Shares are Service Plan Fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares, are the 12b-1 Distribution and Service Plan Fees (the maximum service fee is 0.25% of average annual net assets of the class and the asset-based sales charge for Class B and Class C shares is 0.75%). These Plans are described in greater detail in "How to Buy Shares."

      The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class Y shares were not available during the fiscal year ended September 30, 1997. Therefore, the Annual Fund Operating Expenses shown for Class Y shares are based on the amount that would have been payable in that period assuming that Class Y shares were outstanding during such fiscal year.

      o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                       1 year     3 years      5 years      10 years*

Class A Shares         $57        $76          $ 97         $156

Class B Shares         $67        $83          $112         $161

Class C Shares         $27        $53          $ 92         $200

Class Y Shares         $ 7        $20          $ 36         $ 80



If you did not redeem your investment, it would incur the following expenses:

                       1 year     3 years      5 years      10 years*


Class A Shares         $57        $76          $97          $156

Class B Shares         $17        $53          $92          $161

Class C Shares         $17        $53          $92          $200

Class Y Shares         $ 7        $20          $36          $ 80



* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares-Buying Class B Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returnsof the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      o What Is The Fund's Investment Objective? The Fund's investment objective is to seek a high level of current income by investing mainly in debt securities and by writing covered call options on them.

      o What Does the Fund Invest In? The Fund invests primarily in debt securities of foreign governments and companies, U.S. Government securities, and lower-rated high yield debt securities of U.S. companies. The Fund may also write covered calls and use derivative investments to enhance income, and may use hedging instruments, including some derivative investments, to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies," starting on page _____.

     o Who Manages the Fund? The Fund's investment advisor (the "Manager") is OppenheimerFunds, Inc. The Manager (including subsidiaries) manages investment company portfolios having over $75 billion in assets at December 31, 1997. The Manager is paid an advisory fee by the Fund based on its assets. The Fund has two portfolio managers, David Negri and Arthur Steinmetz, who are employed by the Manager and are primarily responsible for the selection of the Fund's securities. The Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio managers. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager and its fees.

      o How Risky is the Fund? All investments carry risks to some degree. The Fund may invest all or any portion of its assets in high yield, lower-rated, fixed-income securities. The primary advantage of high yield securities is their relatively higher potential investment return. All fixed-income securities are subject to interest rate risks and credit risks which can negatively impact the value of the security and the Fund's net asset value per share. However, many of the securities in which the Fund invests are considered speculative and may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in higher-rated securities.

      The Fund's investments in foreign securities, especially those issued by underdeveloped countries, generally involve special risks. The value of foreign securities may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political or economic factors. The Fund's investments in U.S. Government securities, while generally not considered to be subject to credit risks, and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements. Particular stocks or bonds may change in value because of an event affecting the issuer; and changes in interest rates can affect stock and bond prices. These changes affect the value of the Fund's investments and its price per share.

      In the Oppenheimer funds spectrum, the Fund is generally not as risky as aggressive growth funds, but has more investment risk than money market or investment grade bond funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page __ for a more complete discussion of the Fund's investment risks.


      o How Can I Buy Shares? You can buy shares through your broker, dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares"on page __ for more details.

      o Will I Pay a Sales Charge to Buy Shares? The Fund offers an investor four classes of shares. All classes have the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you. The Fund also offers Class Y shares to certain institutional investors; such shares are not available for sale to individual investors.

      o How Can I Sell My Shares? Shares can be redeemed by mail, by telephone call to the Transfer Agent on any business day, through your dealer, by writing a check against your Fund account (available for Class A shares only that are not subject to a contingent deferred sales charge) or by wire to a previously designated bank account. Please refer to "How To Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

      o How Has the Fund Performed? The Fund measures its performance by quoting its dividend yield, average annual total return and cumulative total return, which measure historical performance. The Fund's yield and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad-based market indices, which we have done on pages __ and __. Please remember that past performance does not guarantee future results.


Financial Highlights


      The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1997, is included in the Statement of Additional Information. Class Y shares were not publicly offered during any of the periods shown; therefore information on this class of shares is not included in the table below or in the Fund's other financial statements.

FINANCIAL HIGHLIGHTS
                                                   CLASS A
                                                   ------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
                                                   1997        1996          1995         1994         1993
===============================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $4.84        $4.68        $4.75        $5.21        $5.07
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .43          .44          .41          .45          .48
Net realized and unrealized gain (loss)               .09          .15         (.03)        (.35)         .17
                                                    -----        -----        -----        -----        -----
Total income from investment operations               .52          .59          .38          .10          .65
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income                 (.41)        (.41)        (.41)        (.43)        (.50)
Distributions from net realized gain                   --           --         (.01)          --         (.01)
Distributions in excess of net realized gain           --           --           --         (.12)          --
Tax return of capital                                  --         (.02)        (.03)        (.01)          --
                                                    -----        -----        -----        -----        -----
Total dividends and distributions to
shareholders                                         (.41)        (.43)        (.45)        (.56)        (.51)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.95        $4.84        $4.68        $4.75        $5.21
                                                    =====        =====        =====        =====        =====

===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                 11.29%       13.06%        8.62%        1.85%       13.30%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)            $3,969       $3,526       $3,219       $3,143       $2,754
---------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $3,735       $3,340       $3,085       $3,082       $2,107
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                8.77%        9.09%        9.63%        8.72%        9.78%
Expenses                                             0.93%        0.97%        0.99%        0.95%        1.09%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                          116.5%       104.8%       141.5%       119.0%       148.6%

1. For the period from May 26, 1995 (inception of offering) to September 30, 1995. 2. For the period from November 30, 1992 (inception of offering) to
September 30, 1993. 3. For the period from October 16, 1989 (commencement of operations) to September 30, 1990. 4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 5. Annualized.

                                                 CLASS B
----------------------------------------         ------------------------------
                            YEAR ENDED SEPTEMBER 30,
1992           1991               1990(3)        1997        1996        1995
===============================================================================

 $5.01         $4.87              $5.00           $4.85       $4.69       $4.76
-------------------------------------------------------------------------------

   .46           .56                .59             .39         .40         .37
   .14           .21               (.10)            .10         .15        (.03)
 -----         -----              -----           -----       -----       -----
   .60           .77                .49             .49         .55         .34
-------------------------------------------------------------------------------


  (.46)         (.57)              (.57)           (.38)       (.37)       (.37)
  (.08)         (.06)              (.05)             --          --        (.01)
    --            --                 --              --          --          --
    --            --                 --              --        (.02)       (.03)
 -----         -----              -----           -----       ------      -----

  (.54)         (.63)              (.62)           (.38)       (.39)       (.41)
-------------------------------------------------------------------------------
 $5.07         $5.01              $4.87           $4.96       $4.85       $4.69
 =====         =====              =====           =====       =====       =====

===============================================================================
 12.56%        16.97%             10.20%          10.43%      12.19%       7.79%
===============================================================================

$1,736         $560               $177           $3,501      $2,590      $1,947
-------------------------------------------------------------------------------
$1,084         $311               $ 93           $3,018      $2,250      $1,711
-------------------------------------------------------------------------------

  9.39%        11.82%             12.79%(5)        7.94%       8.30%       8.83%
  1.16%         1.27%(6)           1.36%(5)        1.69%       1.72%       1.75%
-------------------------------------------------------------------------------
 208.2%        194.7%             424.6%          116.5%      104.8%      141.5%

6. Includes $0.0002 and $0.0020 per share of federal excise tax expense for 1992 and 1991, respectively. The expense ratio, exclusive of federal excise tax expense, was 1.16% and 1.23%, respectively. 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollar-rolls") for the period ended September 30, 1997 were $9,979,242,934 and $8,316,552,760, respectively.
For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls."

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                   CLASS B                         CLASS C
                                                   -----------------------------   -------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                   1994         1993(2)            1997         1996         1995(1)
======================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $5.22         $4.89             $4.83        $4.68         $4.68
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .42           .36               .37          .38           .13
Net realized and unrealized gain (loss)              (.36)          .34               .13          .16           .01
                                                    -----         -----             ------       -----         -----
Total income from investment operations               .06           .70               .50          .54           .14
--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.39)         (.36)             (.38)        (.37)         (.12)
Distributions from net realized gain                   --          (.01)               --           --          (.01)
Distributions in excess of net realized gain         (.12)           --                --           --            --
Tax return of capital                                (.01)           --                --         (.02)         (.01)
                                                    -----         -----             -----        -----         ------
Total dividends and distributions to
shareholders                                         (.52)         (.37)             (.38)        (.39)         (.14)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.76         $5.22             $4.95        $4.83         $4.68
                                                    =====         =====             =====        =====         =====

====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                  1.07%        13.58%            10.67%       11.96%         3.09%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)            $1,586          $695              $417         $175           $67
--------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $1,236          $276              $291         $110           $24
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                7.90%         8.13%(5)          7.73%        8.18%         8.28%(5)
Expenses                                             1.71%         1.80%(5)          1.69%        1.74%         2.02%(5)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                          119.0%        148.6%            116.5%       104.8%        141.5%

1. For the period from May 26, 1995 (inception of offering) to September 30, 1995. 2. For the period from November 30, 1992 (inception of offering) to
September 30, 1993. 3. For the period from October 16, 1989 (commencement of operations) to September 30, 1990. 4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 5. Annualized. 6. Includes $0.0002 and $0.0020 per share of federal excise tax expense for 1992 and 1991, respectively. The expense ratio, exclusive of federal excise tax expense, was 1.16% and 1.23%, respectively. 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollar-rolls") for the period ended September 30, 1997 were $9,979,242,934 and $8,316,552,760, respectively. For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls."


10

Investment Objective and Policies

Objective. The Fund seeks a high level of current income by investing mainly in debt securities and by writing covered call options on them. The Fund does not invest with the objective of seeking capital appreciation.

Investment Policies and Strategies. The Fund seeks its investment objective by investing principally in three market sectors: (1) debt securities of foreign governments and companies, (2) U.S. Government securities, and (3) lower-rated, high yield debt securities of U.S. companies. Under normal market conditions the Fund will invest in each of these three sectors, but from time to time the Manager will adjust the amounts the Fund invests in each sector.

      By investing in all three sectors, the Fund seeks to reduce the volatility of fluctuations in its net asset value per share, because the overall securities price and interest rate movements in each of the different sectors are not necessarily correlated with each other. Changes in one sector may be offset by changes in another sector that moves in a different direction. Therefore, this strategy may help reduce some of the risks from negative market movements and interest rate changes in any one sector. However, the Fund may invest up to 100% of its assets in any one sector if the Manager believes that in doing so the Fund can achieve its objective without undue risk to the Fund's assets.

      When investing the Fund's assets, the Manager considers many factors, including general economic conditions in the U.S. and abroad, prevailing interest rates, and the relative yields of U.S. and foreign securities. While the Fund may seek to earn income by writing covered call options, market price movements may make it disadvantageous to do so. The Fund may also try to hedge against losses by using hedging strategies described below. When market conditions are unstable, the Fund may invest substantial amounts of its assets in money market instruments for defensive purposes. These strategies are described in greater detail below and also in the Statement of Additional Information under the same headings.

      The amount of income the Fund may earn to distribute to shareholders will fluctuate, depending on the securities the Fund owns and the sectors in which it invests. The Fund is not a complete investment program and is designed for investors willing to assume a higher degree of risk. There is no assurance that the Fund will be able to achieve its investment objective. Because of the high yield, lower-rated securities in which the Fund invests, the Fund is considered a speculative investment, and the value of your shares may decline in adverse market conditions.

      o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies that it follows to try to achieve its objective. Additionally, it uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless a particular policy is identified in this Prospectus or in the Statement of Additional Information as "fundamental." The Fund's investment objective is a fundamental policy.

      The Fund's Board of Trustees may change non-fundamental policies, strategies and techniques without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information).

     o How the Fund's Portfolio Securities Are Rated. As of September 30, 1997, the Fund's portfolio included fixed income securities that were rated by a rating service in each of the Standard & Poor's Corporation ("S&P") rating categories (the amounts shown are dollar-weighted average values of the securities in each category measured as a percentage of the Fund's total assets ; securities rated by any rating organization are included in the equivalent S&P rating category):

AAA:              9.78%
AA:               2.01%
A:                0.37%
BBB:              3.59%
BB:               9.75%
B:                17.66%
CCC:              2.00%

     Unrated-fixed income securities represented 13.94% of the Fund's total assets. Appendix A to this Prospectus describes the rating categories. The allocation of the Fund's assets in securities in the different rating categories will vary over time. Additionally, as of September 30, 1997, U.S. Government securities (as defined in "U.S. Government Securities" below) , which generally are not rated by any agency , represented 28.28% of total assets. Debt Securities of Foreign Governments and Companies. The Fund may invest in debt securities issued or guaranteed by foreign companies, "supranational" entities such as the World Bank, and foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies and notes. Some of these debt securities may have variable interest rates or "floating" interest rates that change in different market conditions. Those changes will affect the income the Fund receives. The Fund can also invest in preferred stocks and "zero coupon" securities, which have similar features to the ones described below in "Debt Securities and Equity of U.S. Companies." Preferred stocks and zero coupon securities are described in more detail in the Statement of Additional Information.


      The Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, the Fund is not restricted in the amount of its assets it may invest in foreign countries or in which countries, and the Fund has no limitations on the maturity of a security or the capitalization of the issuer of the foreign debt securities in which it invests, although it is expected that most issuers will have total assets or capitalization in excess of $100 million.


      The Fund may buy or sell foreign currencies and foreign currency forward contracts (agreements to exchange one currency for another at a future date) to hedge currency risks and to facilitate transactions in foreign investments. Although currency forward contracts can be used to protect the Fund from adverse exchange rate changes, there is a risk of loss if the Manager fails to predict currency exchange movements correctly.

U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government securities"). Certain U.S.Government securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. Government. Ginnie Mae certificates are one type of mortgage-related U.S. Government security in which the Fund invests. Other mortgage-related U.S. Government securities the Fund invests in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac") and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae"). Other U.S. Government securities the Fund invests in may be zero coupon Treasury securities and collateralized mortgage obligations ("CMOs").

      Although U.S. Government securities involve little credit risk, their values will fluctuate depending on prevailing interest rates. Because the yields on U.S. Government securities are generally lower than on corporate debt securities, when the Fund holds U.S. Government securities it may attempt to increase the income it can earn from them by writing covered call options against them when market conditions are appropriate. Writing covered calls is explained below, under "Put and Call Options."

      o Zero Coupon Treasury Securities. Zero coupon Treasury securities generally are U.S. Treasury notes or bonds that have been "stripped" of their interest coupons, U.S. Treasury bills issued without interest coupons, or certificates representing an interest in the stripped securities. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value and will be subject to greater market fluctuations from changes in interest rates than interest-paying securities. The Fund accrues interest on its holdings without receiving the actual cash. As a result, the Fund may be forced to sell portfolio securities to pay cash dividends or meet redemptions. The Fund may invest up to 50% of its total assets in zero coupon securities issued by either the U.S. Government or U.S. companies.

      o Mortgage-Backed U.S. Government Securities and CMOs. Certain mortgage-backed U.S. Government securities "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

      The Fund may also invest in CMOs, which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

      The Fund may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which the Fund may invest. The Fund would be required to identify liquid assets of any type, including equity and debt securities of any grade to its custodian bank in an amount equal to its purchase payment obligation under the roll.

     o Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO.

      CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

      The Fund may invest in "stripped" mortgage-backed securities, CMOs or other securities issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities usually have two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security. In certain cases, one class will receive all of the interest payments (and is known as an "I/O"), while the other class will receive all of the principal value on maturity (and is known as a "P/O").

      The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest-only" are therefore subject to greater price volatility when interest rates change. They have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

      The value of "principal-only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon- bearing bonds of the same maturity.

      Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid."

      The value of mortgage-backed securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies, as well as by interest rate risks, described below. Because the yields on U.S. Government securities are generally lower than on corporate debt securities, the Fund may attempt to increase the income it can earn from U.S. Government securities by writing covered call options against them when market conditions are appropriate. Writing covered call options is explained below, under "Investment Techniques and Strategies."

Debt and Equity Securities of U.S. Companies. The Fund may invest in debt securities, including bonds, debentures, notes, preferred stocks, zero coupon securities, participation interests, asset- backed securities and sinking fund and callable bonds, and in equity securities, including common stocks that pay dividends. The Fund may purchase these securities in public offerings or through private placements. The Fund has no limitations on the maturity, capitalization of the issuer or credit rating of the domestic debt securities in which it invests, although it is expected that most issuers will have total assets in excess of $100 million.

      o Zero Coupon Corporate Securities. Zero coupon corporate securities are similar to U.S. Government zero coupon Treasury securities but are issued by companies. They have an additional risk that the issuing company may fail to pay interest or repay the principal on the obligation.

      o Corporate Asset-Backed Securities. Asset-backed securities are fractional interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities are frequently supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral. Thus, the risks of corporate asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers.

      o Participation Interests. The Fund may acquire participation interests in loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's Investors Service, Inc. ("Moody's)" or "D" by S&P, but may be deemed acceptable credit risks. Participation interests are subject to the Fund's limitations on investments in illiquid securities. See "Illiquid and Restricted Securities".

     o Portfolio Turnover. The length of time the Fund has held a security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies and market factors, the Fund will trade its portfolio actively to try to benefit from short-term yield differences among debt securities and as a result the Fund's portfolio turnover may be higher than other mutual funds. This strategy may involve greater transaction costs from brokerage commissions and dealer mark-ups. Additionally, high portfolio turnover may result in increased short-term capital gains. The Financial Highlights table shows the Fund's portfolio turnover rates during prior fiscal years.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance and the prices of its shares. These risks collectively form the risk profile of the Fund.


      Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

      o Special Risks of Lower-Grade Securities. In seeking high current income, the Fund may invest in higher yielding, lower grade debt securities, commonly known as "junk bonds." There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. Lower grade debt securities are those rated below investment grade, which means they have a rating lower than "Baa" by Moody's , or lower than "BBB" by S&P or similar ratings by other nationally recognized statistical rating organizations ("NRSROs"). The Fund may invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade and are not regarded as "junk bonds," those securities may be subject to greater market fluctuations and risks of loss of income and principal than higher-grade securities and may be considered to have certain speculative characteristics.

      The Manager does not rely solely on ratings of securities by rating agencies when selecting investments for the Fund, but evaluates other economic and business factors as well. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities. High yield, lower grade securities, whether rated or unrated, often have speculative characteristics. Lower grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due and principal on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency ("credit risk"). All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. Additionally, during an economic downturn, high yield bonds might decline in value more than lower yielding, investment grade bonds. Also, an increase in interest rates could have a significant negative impact on the value of high yield bonds.

      These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

      o Interest Rate Risks. Debt securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding debt securities generally rise. Conversely, when interest rates rise, the values of outstanding debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities.

      o Credit Risks. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher yielding, lower-rated bonds (which the Fund may hold in significant amounts) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk because they are backed by the "full faith and credit of the U.S. Government," which in general terms means that the U.S. Treasury stands behind the obligation to pay interest and principal. While the Manager may rely to some extent on credit ratings by NRSROs, such as S&P's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

     o Risks of Foreign Securities. Investing in foreign securities, especially those issued in underdeveloped countries, generally involves special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. If the Fund distributes more income during a period than it earns because of unfavorable currency exchange rates, those dividends may later have to be considered a return of capital. Some of the foreign debt securities the Fund may invest in, such as emerging market debt, have speculative characteristics. More information about the risks and potential rewards of foreign securities is contained in the Statement of Additional Information.

     o Special Risks of Emerging Market Countries. Investments in emerging market countries may involve further risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, whereby the Fund might not receive principal and/or income on a timely basis and its net asset value could be affected. There may be a lack of liquidity for emerging market securities; interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries.

      o Borrowing for Leverage. The Fund may borrow up to 50% of the value of its net assets from banks to buy securities. The Fund will borrow only if it can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." This investing technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that the Fund's net asset value per share will fluctuate more than the net asset value of funds that don't borrow, since the Fund pays interest on borrowings and interest expense affects the Fund's share price and yield. Borrowing for leverage is subject to limits under the Investment Company Act, described in more detail in "Borrowing for Leverage" in the Statement of Additional Information. The Fund can borrow only if it maintains a 300% ratio of net assets to borrowings at all times in the manner set forth under the Investment Company Act.

     o Special Risks of Hedging Instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the Fund limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

     o Special Risks of Derivatives. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

Investment Techniques and Strategies

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about the practices, including limitations on their use that may help to reduce some of the risks.

      o Temporary Defensive Investments. In times of unstable economic or market conditions, the Manager may determine that it is appropriate for the Fund to assume a temporary defensive position by investing some of its assets (there is no limit on the amount) in short-term money market instruments. These include U.S. Government securities, bank obligations, commercial paper, corporate obligations and other instruments approved by the Fund's Board of Trustees.

     o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may experience costs in disposing of the collateral and losses if there is any delay in doing so.


      o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund currently intends to invest no more than 10% of its net assets in illiquid and restricted securities (the Board may increase that limit to 15%). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      o Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current holders by the issuer. The Fund may invest up to 5% of its total assets in warrants or rights. That 5% does not apply to warrants and rights the Fund acquired as part of units with other securities or that were attached to other securities. For further details about these investments, please refer to "Warrants and Rights" in the Statement of Additional Information.

     o "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

      o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based securities indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

      The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may also do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or defensive reasons or to raise cash to distribute to shareholders.

      |_| Futures.  The Fund may buy and sell futures  contracts  that relate to
(1) broadly-based securities indices (these are referred to as Stock Index Futures and Bond Index Futures), (2) interest rates (these are referred to as Interest Rate Futures), (3) foreign currencies and (4) commodities (these are referred to as commodity futures). All of these futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information. The Fund does not use futures and options on futures for speculative purposes.

      |_| Put and Call Options. The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described in "Futures," above. A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      If the Fund sells (that is, writes) a call option, it must be "covered." That means the Fund must own the security subject to the call while the call is outstanding, or, for other types of written calls, the Fund must segregate liquid assets to enable it to satisfy its obligations if the call is exercised. There is no limit on the amount of the Fund's total assets that may be subject to covered calls.

      The Fund may buy puts whether or not it holds the underlying investment in the portfolio. If the Fund writes a put, the put must be covered by segregated liquid assets. The Fund will not write puts if more than 50% of the Fund's net assets would have to be segregated to cover put options.

      |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock-in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      |_| Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed-rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

     o Derivative Investments. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund may not purchase or sell physical commodities or commodity contracts; however this does not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities. The Fund may purchase and sell foreign currency in hedging transactions.


      Derivative investments used by the Fund are used in some cases for hedging purposes and in other cases for "non-hedging" investment purposes to seek income or total return. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."


      The Fund may invest in different types of derivatives, generally known as "Structured Investments." "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

      The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to recovery of the amount of the principal anticipated and increased price volatility.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

      o As to 75% of its total assets, the Fund may not buy securities issued or guaranteed by a single issuer if, as a result, the Fund would have invested more than 5% of its assets in the securities of that issuer or would own more than 10% of the voting securities of that issuer (purchases of U.S. Government securities are not restricted by this policy);
      o The Fund may not borrow money in excess of 50% of the value of its total assets [as a non- fundamental policy, that limit is applied to the Fund's net assets], and it may borrow only subject to the restrictions described under "Borrowing for Leverage," in the Statement of Additional Information;
      o The Fund may not invest more than 25% of its total assets in any one industry (this limit does not apply to U.S. Government securities but each foreign government is treated as an "industry," and utilities are divided according to the services they provide); and
      o The Fund may not invest more than 5% of its total assets in securities of issuers (including their predecessors) that have been in operation less than three years.

      Unless the prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1989 as a Massachusetts business trust with one series, but in December 1993, that business trust was reorganized to become a multi-series business trust called Oppenheimer Strategic Funds Trust (the "Trust"), and the Fund became a series of it. In January 1996, the Trust was renamed Oppenheimer Strategic Income Fund. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest of one series.

      The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.


      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Further information on how shares are voted is set forth in the Statement of Additional Information under "How the Fund is Managed."


The Manager and its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Investment Advisory Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


      The Manager has operated as an investment advisor since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, in excess of $75 billion as of December 31, 1997, held in more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event.


     o Portfolio Managers. The Portfolio Managers of the Fund are Arthur P. Steinmetz and David P. Negri. They have been the individuals principally responsible for the day-to-day management of the Fund's portfolio since November 1989. Mr. Steinmetz, a Senior Vice President of the Manager, and Mr. Negri, a Vice President of the Manager, are Vice Presidents of the Trust. They each serve as officers and portfolio managers of other Oppenheimer funds.

      o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for its last fiscal year was 0.53% of average annual net assets for Class A, Class B shares and Class C shares, which may be higher than the rate paid by some other mutual funds.

      The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      There is also information about the Fund's brokerage policies and portfolio transactions in "Brokerage Policies of the Fund" in the Statement of Additional Information. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time it may use brokers when buying portfolio securities. When deciding which brokers to use in those cases, the Investment Advisory Agreement allows the Manager to consider whether brokers have sold shares of the Fund or any other funds for which the Manager also serves as investment advisor.

      o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

      It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      o Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

      o Yield. Different types of yields may be quoted to show performance. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class paid for a stated period by the maximum offering price on the last day of the period and annualizing the result. Yields for Class A shares normally reflect the deduction of the maximum initial sales charge, but may also be shown without deducting the sales charge. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1997, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices.

      o Management's Discussion of Performance. During the Fund's fiscal year ending September 30, 1997, its investment returns were affected positively by non-inflationary growth in the U.S. bond markets in response to strong corporate earnings and low interest rates. The Fund's investments in the high yield bond sector focused on telecommunications technology issuers, and investments in consumer cyclical issuers were reduced. The Fund's investment portfolio benefitted from the relatively low volatility experienced by mortgage-backed securities during this period. However, the Fund's international investments in developed markets, which for the most part were denominated in currencies other than the U.S. dollar, were adversely affected by a strong U.S. dollar. Conversely, most of the emerging markets securities held in the Fund's portfolio were U.S. dollar denominated, so they were not adversely affected by either the strength of the U.S. dollar or by a currency crisis that occurred in several Southeast Asian markets during the fiscal year. Much of the positive returns from the Fund's investments in emerging markets securities came from Latin America. The Fund's portfolio holdings, allocations and strategies are subject to change.


      o Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in Class A and Class B and Class C shares of the Fund from the inception of each respective Class held through September 30, 1997, with all dividends and capital gains distributions reinvested in additional shares. The graph reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, the maximum 5% contingent deferred sales charge for Class B shares (for one year) and the 1% contingent deferred sales charge for Class C shares. Since Class Y shares were not issued prior to September 30, 1997, there are no comparisons shown for that class.

      Because the Fund invests in a variety of debt securities in domestic and foreign markets, the Fund's performance is compared to the performance of the Lehman Brothers Aggregate Bond Index and the Salomon Brothers World Government Bond Index. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities widely regarded as a measure of the performance of the domestic debt securities market. The Salomon Brothers World Government Bond Index is an unmanaged index of fixed-rate bonds having a maturity of one year or more, widely regarded as a benchmark of fixed-income performance on a world-wide basis. Index performance reflects the reinvestment of income, but not capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investment In:
Oppenheimer Strategic Income Fund (Class A), Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

                                    [Graph]

Average Annual Total Returns of Class A Shares of the Fund at 9/30/971

1 Year      5 Years     Life of Class
 6.00%        8.54%       10.33%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investment In:
Oppenheimer Strategic Income Fund (Class B), Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

                                    [Graph]

Average Annual Total Returns of Class B Shares of the Fund at 9/30/972

1 Year                  Life of Class
 5.43%                     9.22%


Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investment In:
Oppenheimer Strategic Income Fund (Class C), Lehman Brothers Aggregate Bond Index and
Salomon Brothers World Government Bond Index

                                    [Graph]

Average Annual Total Returns of Class C Shares of the Fund at 9/30/973

1 Year                  Life of Class
 9.67%                     11.01%

Total returns and ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Aggregate Bond Index and the Salomon Brothers World Government Bond Index begins on 10/31/89 for Class A shares, 11/30/92 for Class B shares and 5/31/95 for Class C shares.

1 The inception date of the Fund (Class A shares) was 10/16/89. Class A returns are shown net of the applicable 4.75% maximum initial sales charge.

2 Class B shares of the Fund were first publicly offered on 11/30/92. Returns are shown net of the applicable 5% and 2% contingent deferred sales charges, respectively, for the one year period and the life-of-class. The ending account value for Class B shares in the graph is net of the applicable 2% contingent deferred sales charge.

3 Class C shares of the Fund were first publicly offered on 5/26/95. The 1-year return is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to same scale.



ABOUT YOUR ACCOUNT

How to Buy Shares


Classes of Shares. The Fund offers an individual investor three different classes of shares, Class A, Class B and Class C. Only certain institutional investors may purchase a fourth class of shares, Class Y shares. The different classes of shares represent investments in the same portfolio of securities but may be subject to different expenses and will likely have different share prices.


      o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page __). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares as described in "Buying Class B Shares" below.

      o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares" below.

      o Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We assumed you are an individual investor and therefore ineligible to purchase Class Y shares. We used the sales charge rates that apply to Class A, Class B and Class C shares, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

      o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

     o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C (as well as Class B) shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class
B) shares. If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

      And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

      o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

     o Are There Differences in Account Features That Matter to You? Because some account features (such as Checkwriting) may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) in non-retirement accounts for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, Checkwriting privileges are not available for Class B or Class C shares.
Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information.


      o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the contingent deferred sales charge and asset-based sales charge for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.


How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.


      o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.

      o Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

      o There is no minimum investment requirement if you are buying shares by reinvesting dividends or distributions from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


Payment by Federal Funds Wire: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions.


      o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

      o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, and to transmit dividends and distributions to your bank account.

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information. o At What Prices Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").


      If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and normally your order must be transmitted to the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.


      o Special Sales Charge Arrangements for Certain Persons. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                        Front-End Sales     Front-End Sales
                        Charge as a         Charge as a        Commissions as
                        Percentage of       Percentage of      Percentage of
Amount of Purchase      Offering Price      Amount Invested    Offering Price
------------------------------------------------------------------------------

Less than $50,000       4.75%               4.98%              4.00%
------------------------------------------------------------------------------

$50,000 or more but
less than $100,000      4.50%               4.71%              3.75%
------------------------------------------------------------------------------

$100,000 or more but
less than $250,000      3.50%               3.63%              2.75%
------------------------------------------------------------------------------

$250,000 or more but
less than $500,000      2.50%               2.56%              2.00%
------------------------------------------------------------------------------

$500,000 or more but
less than $1 million    2.00%               2.04%              1.60%
------------------------------------------------------------------------------


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:


      o Purchases by a retirement plan qualified under Section 401(a) of the Internal Revenue Code if the retirement plan has total plan assets of $500,000 or more.


      o Purchases aggregating $1 million or more.

      o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, Employee Benefit Plan, Group Retirement Plan (see "How to Buy Shares Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that:
(1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

      o Purchases by an OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment advisor that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

      The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

      If you redeem any of those shares purchased prior to May 1, 1997, within 18 calendar months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value of the redeemed shares). However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 calendar months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

     o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.


Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchase of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

      Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o the Manager or its affiliates;
      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
      o dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of Fund shares);
      o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor)who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);
      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
      o accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
      o any unit investment trust that has entered into an appropriate agreement with the Distributor;
      o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or

      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commenced by December 31, 1996.


      Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

      o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;
      o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiaries) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;
      o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and
      o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining shareholder accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions and (2) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of the Class B and Class C Sales Charges" below. Class B shares held for a period greater than 6 years automatically convert to Class A shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                   Contingent Deferred Sales Charge
Beginning of Month In Which   on Redemptions in that Year
Purchase Order was Accepted   (As % of Amount Subject to Charge)
0 - 1                         5.0%
1 - 2                         4.0%
2 - 3                         3.0%
3 - 4                         3.0%
4 - 5                         2.0%
5 - 6                         1.0%
6 and following               None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

          o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.



Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.


      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12- month period.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse, and has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.


      The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. As to Class B shares, those asset-based sales charge payments reimburse the Distributor for its services rendered in distributing Class B shares. As to Class C shares, those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.


      The Distributor currently pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale of Class C shares. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares.

      At September 30, 1997, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $112,265,649 (equal to 3.21% of the Fund's net assets represented by Class B shares on that date) which have been carried over into the present plan year. At September 30, 1997, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class C shares of $5,708,962 (equal to 6.37% of the Fund's net assets represented by Class C shares on that date). If the Fund terminates either Plan, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.


      o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

      Waivers for Redemptions of shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:
      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);
      o returns of excess contributions to Retirement Plans; o distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;
      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or
      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) Plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations
Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service; or (6) for loans to participants.

      Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
      o shares sold to the Manager or its affiliates;
      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
      o shares issued in plans of reorganization to which the Fund is a party; and
      o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

Buying Class Y Shares. Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors, such as insurance companies, registered investment companies and employee benefit plans, that have special agreements with the Distributor for this purpose. These include Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, which may purchase Class Y shares of the Fund and other Oppenheimer funds for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors are not able to invest in Class Y shares directly.

      While Class Y shares are not subject to initial or contingent deferred sales charges or asset-based sales charges, an institutional investor buying the shares for its customers' accounts may impose charges on those accounts. The procedures for purchasing, redeeming, exchanging, or transferring the Fund's other classes of shares, and the special account features that apply to those shares described elsewhere in this Prospectus (other than provisions as to the timing of the Fund's receipt of purchase, redemption and exchange orders) in general do not apply to Class Y shares.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

      o Purchasing  Shares. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

      o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

      Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


      OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.


Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

          o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

      o Automatic Exchange Plans. You can authorize the Transfer Agent to automatically exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers

      o  403(b)(7)   Custodial  Plans  for  employees  of  eligible   tax-exempt
organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

      o Pension and Profit-Sharing Plans for self-employed persons and other employers

      o 401(k) prototype retirement plans for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's Checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

          o Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      o You wish to redeem more than $50,000 worth of shares and receive a check
      o A redemption check is not payable to all shareholders listed on the account statement
      o A redemption check is not sent to the address of record on your account statement
      o Shares are being transferred to a Fund account with a different owner or name
      o Shares are redeemed by someone other than the owners (such as an Executor)

          o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.


Selling Shares by Mail.  Write a "letter of instructions" that includes:

      o Your name
      o The Fund's name
      o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for       Send courier or Express Mail
requests by mail to:                request to:
OppenheimerFunds Service            OppenheimerFunds Services
P.O. Box 5270,                      10200 E. Girard Ave., Building D
Denver, Colorado 80217              Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

      o To redeem shares through a service representative, call 1-800-852-8457 o To redeem shares automatically on PhoneLink, call 1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

      o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      o Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire.

To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

     Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish Checkwriting in one of the other Oppenheimer funds, you may call 1-800-525-7048 to request Checkwriting for an account in this Fund that has the same registration as that other fund account.

      o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
      o Checkwriting privileges are not available for accounts holding Class B shares or Class C shares or Class A shares that are subject to a contingent deferred sales charge.
      o Checks must be written for at least $100.
      o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
      o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
      o Don't use your checks if you changed your Fund account number.

How to Exchange Shares
      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence
      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
      o You must meet the minimum purchase requirements for the fund you purchase by exchange
      o Before exchanging into a fund, you should obtain and read its prospectus

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      o  Written  Exchange  Requests.   Submit  an  OppenheimerFunds  Exchange
Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

      o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open, by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o The  Transfer  Agent will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class Y shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal funds wire, certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.


      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% to taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service .


      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525- 7048 to ask that copies of those materials be sent personally to that shareholder.

     o Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is OppenheimerFunds Services. Unified Management
Corporation (1-800-346-4601)is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisors, L.P. who owned shares of the Former Quest For Value Fund when it merged into the Fund on November 24, 1995.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B, Class C and Class Y shares from net investment income on each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on the 25th day of each month (or the prior regular business day if the 25th is not a regular business day), but the Board of Trustees can change that date. Distributions may be made monthly from any net short-term capital gains the Fund realizes in selling securities. It is expected that distributions paid with respect to Class A and Class Y shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher.


      During the Fund's fiscal year ended September 30, 1997, the Fund attempted to pay dividends on its Class A shares at a constant level. That was done keeping in mind the amount of net investment income and other distributable income available from the Fund's portfolio investments. However, the amount of each dividend can change from time to time (or there might not be a dividend at all on any class) depending on market conditions, the Fund's expenses, and the composition of the Fund's portfolio. Attempting to pay dividends at a constant level required the Manager to monitor the Fund's income stream from its investments and at times to select higher yielding securities (appropriate to the Fund's objective and investment restrictions) to maintain income at the required level. This practice did not affect the net asset values of any class of shares. The Board of Trustees may change or end the Fund's targeted dividend level for Class A shares at any time. There is no targeted dividend level for Class B, Class C or Class Y shares.


Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution   Options.   When  you  open  your   account,   specify  on  your
application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

      o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

      o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or have them sent to your bank account on AccountLink.

      o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

      o Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year so that the Fund will not have to pay taxes on the amounts it distributes to shareholders as dividends and capital gains. The Fund intends to manage its investments to that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.


      o "Buying a Dividend": If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.


      o Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them.

      o Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment.


More information is contained in the Statement of Additional Information, and in addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Appendix A

Description of Ratings-Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

      Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

      A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

     Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

      C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

      AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

      A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

      BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

      BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Appendix B

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds

     The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and
(ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or
(ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

      o Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders

      o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                           Front-End         Front-End
                           Sales             Sales           Commission
                           Charge            Charge          as
Number of                  as a              as a            Percentage
Eligible                   Percentage        Percentage      of
Employees                  of Offering       of Amount       Offering
or Members                 Price             Invested        Price
-----------------------------------------------------------------------
9 or fewer                 2.50%             2.56%           2.00%
-----------------------------------------------------------------------
At least 10 but not
more than 49               2.00%             2.04%           1.60%

      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ through __ of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

      o Waiver of Class A Sales Charges for Certain Shareholders

      Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      o  Waiver  of  Class A  Contingent  Deferred  Sales  Charge  in  Certain
Transactions

      The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.


      o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

      o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995

      In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan,
(ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

     In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                          APPENDIX TO PROSPECTUS OF
                       OPPENHEIMER STRATEGIC INCOME FUND

      Graphic  material  included in Prospectus of Oppenheimer  Strategic Income
Fund: "Comparison of Total Return of Oppenheimer Strategic Income Fund with The Lehman Aggregate Bond Index and The Salomon Brothers World Government Bond Index
- Change in Value of a $10,000 Hypothetical Investment". A linear graph will be included in the Prospectus of Oppenheimer Strategic Income Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund during each of the Fund's fiscal years since the commencement of the Fund's operations as to Class A shares (October 16, 1989) and Class B shares (November 30, 1992) and Class C shares
(May 26, 1995) The graph will compare such values with hypothetical $10,000 investments in the Lehman Aggregate Bond Index and the Salomon World Government Bond Index over the periods indicated below. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of The Lehman Brothers Aggregate Bond Index and The Salomon Brothers World Government Bond Index, is set forth in the Prospectus under "Fund Performance Information -Management's Discussion of Performance."
                                                               Salomon
                                                               Brothers
                      Oppenheimer         Lehman Bros.         World
Fiscal Year           Strategic           Aggregate            Government
(Period) Ended        Income Fund A       Bond Index           Bond Index
--------------        -------------       ------------         ----------

10/16/89              $ 9,525             $10,000(1)           $10,000(1)
09/30/90              $10,497             $10,498              $10,664
09/30/91              $12,278             $12,177              $12,268
09/30/92              $13,820             $13,705              $14,512
09/30/93              $15,698             $15,072              $15,838
09/30/94              $15,996             $14,586              $16,124
09/30/95              $17,374             $16,637              $18,733
09/30/96              $19,643             $17,452              $19,522
09/30/97              $21,860             $19,148              $19,991


                                                               Salomon
                                                               Brothers
                      Oppenheimer         Lehman Bros.         World
Fiscal Year           Strategic           Aggregate            Government
(Period) Ended        Income Fund B       Bond Index           Bond Index
--------------        -------------       ------------         ----------

11/30/92              $10,000             $10,000(2)           $10,000(2)
09/30/93              $11,489             $11,143              $11,400
09/30/94              $11,617             $10,784              $11,606
09/30/95              $12,521             $12,300              $13,484
09/30/96              $14,048             $12,903              $14,052
09/30/97              $15,313             $14,156              $14,389


                                                               Salomon
                                                               Brothers
                      Oppenheimer         Lehman Bros.         World
Fiscal Year           Strategic           Aggregate            Government
(Period) Ended        Income Fund C       Bond Index           Bond Index
--------------        -------------       ------------         ----------

05/26/95(3)           $10,000             $10,000(3)           $10,000(3)
09/30/95              $10,309             $10,271              $ 9,953
09/30/96              $11,542             $10,774              $10,372
09/30/97              $12,774             $11,821              $10,622


-------------

(1) Performance information begins on 10/31/89. (2) Performance information begins on 11/30/92. (3) Performance information begins on 05/31/95.

Oppenheimer Strategic Income Fund
6803 South Tucson Way
Englewood, Colorado 80112
Telephone:  1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


OppenheimerFunds Internet Web Site:
http://www.oppenheimerfunds.com


Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


PR0230.001.0198     Printed on recycled paper

Oppenheimer Strategic Income Fund

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048


Statement of Additional Information dated January 26, 1998


      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 26, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


TABLE OF CONTENTS

                                                                        Page
About the Fund
Investment Objective and Policies...................................... 2
     Investment Policies and Strategies................................ 2
     Other Investment Techniques and Strategies........................ 11
     Other Investment Restrictions..................................... 27
How the Fund is Managed ............................................... 28
     Organization and History.......................................... 28
     Trustees and Officers of the Fund................................. 29
     The Manager and Its Affiliates.................................... 34
Brokerage Policies of the Fund......................................... 36
Performance of the Fund................................................ 37
Distribution and Service Plans......................................... 42
About Your Account
How To Buy Shares...................................................... 45
How To Sell Shares..................................................... 53
How To Exchange Shares................................................. 57
Dividends, Capital Gains and Taxes..................................... 59
Additional Information About the Fund.................................. 61
Financial Information About the Fund
Independent Auditors' Report........................................... 62
Financial Statements................................................... 63
Appendix: Corporate Industry Classifications........................... A-1

ABOUT THE FUND
Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

      In selecting securities for the Fund's portfolio, the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), evaluates the investment merits of debt securities primarily through the exercise of its own investment analysis. This may include, among other things, consideration of the financial strength of an issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer's continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

      o Investment Risks. With the exception of U.S. Government securities (which are generally not subject to credit risk), the debt securities the Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset values. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

      o Special Risks - High Yield Securities. As stated in the Prospectus, the corporate debt securities in which the Fund may principally invest will not be in the higher rating categories. The Fund may invest in securities rated as low as "C" by Moody's Investors Service, Inc. ("Moody's) or "D" by Standard & Poor's Corporation ("Standard & Poor's"), or other rating agencies. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limitation, in unrated securities which offer, in the opinion of the Manager, comparable yields and risks as those rated securities in which the Fund may invest.

      Risks of high yield securities may include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

      o Portfolio Turnover. The Manager will monitor the Fund's tax status under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") during periods in which the Fund's annual turnover rate exceeds 100%. No limitations are placed on the weighted average maturity of the portfolio, which will generally be of longer duration. Preferred stocks, other than those of a finite maturity, will be assumed to have a 40 year maturity for the purpose of calculating a weighted average maturity. The Fund anticipates it will shift its investment focus to securities of longer maturity as interest rates decline, and to securities of shorter maturity as interest rates rise. Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

          o Debt Securities of Foreign Governments and Companies. As noted in the Prospectus, the Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. All of these are considered to be "foreign securities."

      The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

      Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

      Securities of foreign issuers that are represented by American depository receipts, or that are listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities" when the Fund moves its investment focus among different sectors, because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad.

      o Risks of Foreign Securities. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally-accepted accounting principles ("G.A.A.P."). If foreign securities are not registered under the Securities Act of 1933, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934. In addition, it is generally more difficult to obtain court judgments outside the United States. The values of foreign securities will be affected by incomplete or inaccurate information available as to foreign issuers, changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

      Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Hedging With Options and Futures Contracts," below.

      The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest primarily in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to a variety of factors, including changes in U.S. and foreign interest rates.

      The Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady

Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components: (i) any collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

      The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

      o Special Risks of Emerging Market Countries. Investments in emerging market countries may involve further risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and companies located in those countries may be subject to extended settlement periods, whereby the Fund might not receive principal and/or income on a timely basis and its net asset value could be affected. There may be a lack of liquidity for emerging market securities; interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those in developed countries.


          o U.S. Government Securities. U.S. Government securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The U.S. Government securities the Fund can invest in are described in the Prospectus and include U.S. Treasury securities such as "zero coupon" Treasury securities, mortgage-backed securities and

CMOs.

      o Zero Coupon Treasury Securities. The Fund may invest in zero coupon Treasury securities, which are U.S. Treasury bills issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped obligations and coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. The interest rate is effectively "locked in" and there is no risk of having to reinvest periodic interest payments prior to maturity of the zero coupon security in securities having lower rates.

      o Mortgage-Backed U.S. Government Securities and CMOs. These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Fund) by government agencies, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. Government securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Those government agencies may also issue derivative mortgage backed securities such as collateralized mortgage obligations ("CMOs"), discussed below.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

      o Ginnie Mae Certificates. Certificates of Government National Mortgage Association ("Ginnie Mae") are mortgage-backed securities of Ginnie Mae that evidence an undivided interest in a pool or pools of mortgages ("Ginnie Mae Certificates"). The Ginnie Mae Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether the mortgagor actually makes the payments when due.

      The National Housing Act authorizes Ginnie Mae to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a Ginnie Mae Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the Ginnie Mae guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

      o FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble Ginnie Mae Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

          o  FHLMC  Securities.  The  Federal  Home  Loan  Mortgage  Corporation
     ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHMLC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

          o Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

      o Stripped Mortgage-Backed Securities. These are derivative multi-class mortgage back securities, that are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Ginnie Mae, FNMA or FHLMC certificates. Commonly, one class receives some of the interest and most of the principal, while the other class will receive most of the interest and the rest of the principal. In some cases, one class will receive all of the interest ("interest-only" securities) and the other will receive all of the principal. The yield on interest-only securities is extremely sensitive to the rate of principal payments (including prepayments) on the underlying pool, and a rapid rate of principal prepayments may have a material adverse effect on the yield of the interest-only class. If the underlying pool experiences greater than anticipated principal prepayments, the Fund may fail to fully recoup its initial investment.

      o Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by Ginnie Mae, FNMA or FHLMC. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to selected banks or other entities and simultaneously agree to repurchase a similar security (same type, coupon and maturity) from the institution at a specified later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and
(iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will be required to identify liquid securities, either debt or equity, to its Custodian in an amount at least equal to its obligation under the roll.

      o Debt Securities of U.S. Companies. The Fund's investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.

      The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by the Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, the Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and reinvestment of that income may occur at times when rates are generally lower than those on the called bond.

      o Preferred Stocks. Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      o Participation Interests. The Fund may invest in participation interests, subject to the limitation, described in "Illiquid and Restricted Securities" in the Prospectus, on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing borrower. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, or other rating agencies. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Manager has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness. These same standards apply to participation interests in loans to foreign companies.

      o Warrants and Rights. The Fund may, to the limited extent described in the Prospectus, invest in warrants and rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

          o Asset-Backed Securities. These securities, issued by trusts and special purpose entities, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset- backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

      o Zero Coupon Corporate Securities. The Fund may invest in zero coupon securities issued by corporations. Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such corporate zero coupon securities, in addition to the risks identified above under "U.S. Government Securities - Zero Coupon Treasury Securities," are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

          o Mortgage-Backed Securities. Mortgage-backed securities may also be issued by private issuers such as commercial banks, savings and loan associations, mortgage insurance companies and other secondary market issuers that create pass-through pools of conventional residential mortgage loans and on commercial mortgage loans. They may be the originators of the underlying loans as well as the guarantors of the mortgage-backed securities. There are no direct or indirect government guarantees of payments on these pools. However, timely payment of interest and principal of these pools is generally supported by various forms of insurance or guarantees. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. The insurance available, the guarantees, and the creditworthiness of the issuers will be evaluated by the Manager to determine whether a particular mortgage-backed security of this type meets the Fund's investment standards. There can be no assurance that the private insurers can meet their obligations under the policies. Securities issued by certain private poolers may not be readily marketable, and would be treated as illiquid securities subject to the Fund's limitations on investments in such securities.

      o Temporary Defensive Investments. In times of unstable or uncertain economic or market conditions, when the Manager determines it appropriate to do so, the Fund may assume a temporary defensive position and invest an unlimited amount of its assets in U.S. dollar-denominated debt obligations, issued by the U.S. or foreign governments, domestic or foreign corporations or banks, maturing in one year or less ("money market securities"). The Fund will purchase money market securities to maintain liquidity deemed necessary by the Manager for investment purposes, and to minimize the impact of fluctuating interest rates on the net asset value of the Fund. To the extent the Fund is so invested, it is not invested to achieve its investment objective of seeking a high level of current income.

Other Investment Techniques and Strategies

      o Repurchase Agreements. The Fund may acquire securities that are subject to repurchase agreements, in order to generate income while providing liquidity. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Fund's Board of Trustees from time to time), for delivery on an agreed upon future date. The sale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements will require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to collateralize the repayment obligation fully. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. If the vendor of a repurchase agreement fails to pay the agreed-upon resale price on the delivery date, the Fund's risks in such event may include any costs of disposing of the collateral, and any loss from any delay in foreclosing on the collateral.

          o Illiquid and Restricted Securities. The Fund will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale ("restricted securities"). As noted in the Prospectus, the Board may increase that limit to 15%. This policy applies to participation interests, bank time deposits, master demand notes, repurchase transactions having a maturity beyond seven days, over-the-counter options held by the Fund and that portion of assets used to cover such options and certain derivative instruments. This policy is not a fundamental policy and does not limit purchases of restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The expenses of registration of restricted securities that are subject to legal restrictions on resale (excluding securities that may be resold by the Fund pursuant to Rule 144A, as explained in the Prospectus) may be negotiated at the time such securities are purchased by the Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the Fund would be permitted to sell them. Thus, the Fund might not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      o Loans of Portfolio Securities. The Fund may lend its portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting certain credit standards if the loan is collateralized in accordance with applicable regulatory requirements, and if, after any loan, the value of securities loaned does not exceed 25% of the value of the Fund's total assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.

Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative or other fees the Fund pays in connection with the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees. In connection with securities lending, the Fund might experience risks of delay in receiving additional collateral, or risks of delay in recovery of the securities, or loss of rights in the collateral should the borrower fail financially. The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

      o Borrowing for Leverage. From time to time, the Fund may increase its ownership of securities by borrowing from banks on a unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the current requirements of the Investment Company Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing and amounts covering the Fund's obligations under "forward roll" transactions. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case.

      o "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Such securities may bear interest at a lower rate than longer-term securities. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (usually within two months but generally not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will be required to identify liquid securities, either debt or equity, to its Custodian in an amount at least equal to the value of purchase commitments until payment is made.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. Although the Fund may enter into such transactions with the intention of actually receiving or delivering the securities, when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

      When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

      o Floating Rate/Variable Rate Obligations. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

      o Hedging with Options and Futures Contracts. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments for temporary defensive purposes. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Puts may also be written on debt securities to attempt to increase the Fund's income. For hedging purposes, the Fund may use Interest Rate Futures; Financial Futures (together with Interest Rate Futures, "Futures"); Forward Contracts (defined below); and call and put options on debt securities, Futures, bond indices and foreign currencies (all of the foregoing are referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), (ii) protect unrealized gains in the value of the Fund's debt securities which have appreciated, (iii) facilitate selling debt securities for investment reasons, (iv) establish a position in the debt securities markets as a temporary substitute for purchasing particular debt securities, or (v) reduce the risk of adverse currency fluctuations. A call or put may be purchased only if, after such purchase, the net value of all call and put options owned by the Fund would not exceed 5% of the Fund's total assets. The Fund will not use Futures and options on Futures for speculation. The Hedging Instruments the Fund may use are described below.

      When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the
Fund may:  (i) sell Futures,
(ii) purchase puts on such Futures or securities, (iii) write calls on securities held by it or on Futures or (iv) purchase call options on interest rate, currency or asset spreads. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency and on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a lower rate than the spot ("cash") rate.

      The Fund may also purchase calls and puts on spread options. Spread options pay the difference between two interest rates, two exchange rates or two referenced assets. Spread options are used to hedge the decline in the value of an interest rate, currency or asset compared to a referenced or base interest rate, currency or asset. The risks associated with spread options are similar to those for individual interest rate options, foreign exchange options and debt or equity options.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Additional Information about the Hedging Instruments the Fund may use is provided below. The Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

      o Writing Call Options. The Fund may write (that is, sell) call options ("calls") on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets, to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding. Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

      The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

      o Writing Put Options. The Fund may write put options on debt securities or Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put lapses unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment plus the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      o Purchasing Calls and Puts. The Fund may purchase calls on debt securities, spreads, or on Futures that are traded on U.S. and foreign securities exchanges and the U.S. over-the-counter markets, in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. The value of debt securities underlying calls purchased by the Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e. securities with maturities of less than one year). When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices, spreads or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on an index, spread or Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      The Fund may purchase put options ("puts") which relate to debt securities (whether or not it holds such securities in its portfolio), spreads or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on indices or spreads, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit.)

      Buying a put on an investment it does not own, either a put on an index or a put on a Future not held by the Fund, permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an index, or on a Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on an index or Future, settlement is in cash rather than by delivery by the Fund of the underlying investment.

      Puts and calls on broadly-based indices or Futures are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question

(and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on an index or Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund may pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      o Options on Foreign Currencies. The Fund intends to write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options, for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in a currency other than that of underlying the option.

This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      o Futures. The Fund may buy and sell Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future or a foreign currency exchange contract ("Forward Contract"), discussed below. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract. A securities index assigns relative values to the securities included in that index and is used as a basis for trading long-term Financial Futures contracts. Financial Futures reflect the price movements of securities included in the index. They differ from Interest Rate Futures in that settlement is made in cash rather than by delivery of the underlying investment.

      Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described above with regard to Interest Rate Futures.

      o Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency.

      The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This technique is referred to as "cross hedging," and this is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment, or as a tactical allocation to take advantage of differences in foreign interest rates. Cross hedges may be established with the U.S. dollar as the base currency or with another currency closely correlated with the U.S. dollar as the base.

      The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar and between foreign currencies and other base currencies closely correlated with the U.S. dollar. To the extent that these correlations are not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

      The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund will not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

      The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

      The Fund's Custodian will place liquid assets in a separate account of the Fund with the Custodian having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross hedges. If the value of the assets placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's obligations with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

      At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation".

      o Commodity Futures Contracts. The Fund intends to invest a portion of its assets in commodity futures contracts (referred to as commodity futures).
Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. For hedging purposes, the Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      o Characteristics of the commodity futures markets. A commodity futures contract is an agreement between two parties in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed upon when the contract is made. In the United States, commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace for transactions in futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also regulate the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges have position limit rules which limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

      o Comparison to forward contracts. Futures contracts and forward contracts have the same economic effect: both are an agreement to purchase a specified amount of a specified commodity at a specified future date for a price agreed upon at the time the contract is entered into. However, there are significant differences in the two types of contracts. Forward contracts are individually negotiated transactions and are not exchange traded.

      o Storage Costs. As in the financial futures markets, there are hedgers and speculators in the commodity futures markets. However, unlike financial instruments, commodities entail costs of physical storage when purchased. For instance, a large manufacturer of baked goods that wishes to hedge against a rise in the price of wheat has two basic choices: (i) it can purchase the wheat today in the cash market and store the wheat at its cost until it needs the wheat to produce baked goods, or (ii) it can buy commodity futures related to wheat. The price of the commodity futures will reflect the storage costs associated with purchasing the physical commodity. To the extent that these storage costs change for an underlying commodity while the Fund is "long" (that is, owns) futures contracts on that commodity, the value of the futures contract may change commensurately.

      o Reinvestment Risk. In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts to lock in the price of the commodity at delivery in the future. In order to induce speculators to take the corresponding purchase side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price which is below the expected future spot price. Conversely, if the predominant group of hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will take the short side of the futures contract only if the futures price is greater than the expected future spot price of the commodity.

      o Strategies. The changing strategies of the hedgers and speculators in the commodity markets can determine whether futures prices are above or below the expected future spot price. This can have significant implications for the Fund when it is time to reinvest the proceeds from a maturing futures contract into a new futures contract. If the strategy of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominant group of hedgers in the market, the Fund might have to reinvest at higher futures prices or choose other related commodity investments.

      o Additional Economic Factors. The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant in the case of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a greater impact on commodity prices and commodity- linked instruments, including futures contracts, Hybrid Instruments, commodity options and commodity swaps, than on traditional securities. These additional variables may create additional investment risks which subject the Fund's commodity-related investments to greater volatility than investments in traditional securities.

      o Leverage. There is much greater leverage in futures trading than in trading stocks and bonds. As a registered investment company, the Fund must pay in full for all securities it purchases. In other words, the Fund is not allowed to purchase securities on margin. However, for hedging purposes, the Fund is allowed to purchase futures contracts on margin where the initial margin requirements are typically between 3 and 6 percent of the face value of the contract. That means the Fund is required to pay up front only between 3 to 6 percent of the face value of the futures contract. Therefore, the Fund has a higher degree of leverage in its futures contract purchases than in its stock purchases. As a result there may be greater volatility in the rates of return on futures contract purchases than on stock purchases.

      o Price volatility. Despite the daily price limits on the futures exchanges, the short-term price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and hence the net asset value of Fund shares, may be subject to greater volatility.

      o Marking-to-market futures positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund's futures positions have declined in value, the Fund may be required to post additional margin to cover that decline. Alternatively, if the Fund's futures positions have increased in value, that increase will be credited to the Fund's account.

      o Characteristics of the commodity futures markets. Commodity futures contracts are an agreement between two parties for one party to buy an asset from the other party at a later date at a price and quantity agreed upon today. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges have position limit rules which limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

      o Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of the Rule adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial Futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment advisor. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      o Tax Aspects of Covered Calls and Hedging Instruments. Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

      Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      o Possible Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash

(i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

Other Investment Restrictions

      The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are fundamental policies of the Fund. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of
(i) 67% or more of the shares present or represented by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding shares are present or represented by a proxy, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot do any of the following:

      o The Fund cannot buy or sell real estate, or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and the Fund may buy and sell Hedging Instruments;

      o The Fund cannot buy securities on margin, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use;

      o The Fund cannot underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933;

      o The Fund cannot buy and retain securities of any issuer if those officers, Trustees or

Directors of the Fund or the Manager who beneficially own more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      o The Fund cannot invest in oil, gas, or other mineral exploration or development programs;

      o The Fund cannot buy the securities of any company for the purpose of exercising management control;

      o The Fund cannot make loans, except by purchasing debt obligations in accordance with its investment objectives and policies, or by entering into repurchase agreements, or as described in "Loans of Portfolio Securities";

      o The Fund cannot buy securities of an issuer which, together with any predecessor, has been in operation for less than three years, if as a result, the aggregate of such investments would exceed 5% of the value of the Fund's total assets; or

      o The Fund cannot make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or by virtue of ownership of other securities has the right, without payment of further consideration to obtain an equal amount of securities sold short.

      For purposes of the Fund's policy not to concentrate as described in the Prospectus, the Fund has adopted the corporate industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a series of a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      Each Share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings.

Shareholders of the Fund vote together in the aggregate on certain matters at shareholder meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

      The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. All of the Trustees are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Real Asset Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Municipal Fund, Oppenheimer Limited-Term Government Fund, The New York Tax-Exempt Income Fund, Inc., Centennial America Fund, L.P., Oppenheimer Champion Income Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer International Bond Fund, Oppenheimer Variable Account Funds, and Oppenheimer Integrity Funds; as well as the following "Centennial Funds":
Daily Cash Accumulation Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Panorama Series Fund, Inc., (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Mr. Fossel who is not a trustee of Centennial New York Tax-Exempt Trust or a Managing General Partner of Centennial America Fund, L.P. All of the Fund's officers except Messrs. Steinmetz and Negri are officers of the Denver-based Oppenheimer funds. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver-based Oppenheimer funds. As of January 2, 1998, the Trustees and officers of the Fund as a group owned less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two officers of the Fund, Bridget A. Macaskill and Andrew J. Donohue, are trustees), other than the shares beneficially owned under that plan by officers of the Fund listed above.

Robert G. Avis, Trustee;* Age 66
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment advisor and trust company, respectively).

William A. Baker, Trustee; Age 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age 67
1501 Quail Street, Newport Beach, California 92660
Chairman and Chief Executive Officer of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

Jon S. Fossel, Trustee; Age 55
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company, and Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

Sam Freedman, Trustee; Age 57
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee; Age 68
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company); formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President. ------------------------ * A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

C. Howard Kast, Trustee; Age 76
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age 76
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Ned M. Steel, Trustee; Age 82
3416 S. Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado.

James C. Swain, Chairman, Chief Executive Officer and Trustee;* Age 64 6803 South Tucson Way, Englewood, Colorado 80012 Vice Chairman of the Manager; formerly President and a Director of Centennial Asset Management Corporation, an investment advisor subsidiary of the Manager ("Centennial"); a director of the Manager and Chairman of the Board of SSI.

Bridget A. Macaskill, President; Age 49
President, Chief Executive Officer and a Director of the Manager; President and director of HarbourView Asset Management("HarbourView"); Chairman and a director of SSI, and SFSI; President and a director of OAC; President and a director of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc, (a U.K. food company); formerly an Executive Vice President of the Manager.

Andrew J. Donohue, Vice President and Secretary; Age 48
Executive  Vice  President,  General  Counsel  and a  Director  of the  Manager;
Executive Vice President, and a director of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel and Secretary of OAC; an officer of other Oppenheimer funds.

George  C.  Bowen,   Treasurer;   Vice  President,   Assistant  Secretary  and
Treasurer; Age 61
6803 Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor; Vice President and Treasurer of HarbourView; Senior Vice President, Treasurer and a director of Centennial; President, Treasurer and a director of Centennial Capital Corporation; Vice President and Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Treasurer of Oppenheimer Partnership Holdings, Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; a Trustee, Director and officer of other Oppenheimer funds.

------------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Arthur P.  Steinmetz,  Vice  President and Portfolio  Manager;  Age 39
Two World Trade  Center,  New York,  New York  10048-0203
Senior  Vice  President  of the Manager; an officer of other Oppenheimer funds.

David P. Negri,  Vice  President and Portfolio  Manager;  Age 43
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager;  an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 49
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 39
6803 South Tucson Way, Englewood, Colorado 80012
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting and a Fund Controller of the Manager.

Scott Farrar, Assistant Treasurer; Age 32
6803 South Tucson Way, Englewood, Colorado 80012
Vice President of the Manager/Mutual Fund Accounting, an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting and a Fund Controller for the Manager.

      o Remuneration of Trustees. The officers of the Trust and certain Trustees of the Fund are affiliated with the Manager (Mr. Swain, who is both an officer and a Trustee) receive no salary or fee from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended September 30, 1997. Compensation from all of the Denver-based Oppenheimer funds includes the Fund and compensation is received as a Trustee, Director, Managing General Partner or member of a committee of the Board of those funds during the calendar year 1997. Compensation is paid for services in the positions listed beneath their names:

                               Total Compensation
                              Aggregate               From All
                              Compensation            Denver-based
Name and Position             from Fund               Oppenheimer funds1

Robert G. Avis                $ 8,748                     $63,501
  Trustee

                               Total Compensation
                              Aggregate               From All
                              Compensation            Denver-based
Name and Position             from Fund               Oppenheimer funds1

William A. Baker              $12,022                     $77,502
  Audit and Review
  Committee Member,
  Ex Offico Member2
  and Trustee

Charles Conrad, Jr.           $11,268                     $72,000
  Trustee3

Jon S. Fossel                 $ 8,748                     $63,277
  Trustee

Sam Freedman                  $11,461                     $66,501
  Audit and Review
  Committee Member2
  and Trustee


Raymond J. Kalinowski         $11,186                     $71,561
  Audit and Review Committee
  Member2 and Trustee

C. Howard Kast                $11,186                     $76,503
  Audit and Review Committee
  Chairman2 and Trustee3

Robert M. Kirchner            $11,268                     $72,000
  Trustee

Ned M. Steel                  $8,748                        $63,501
  Trustee

----------------------
1 For the 1997 calendar year.
2 Committee positions effective July 1, 1997.
3 Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit and Review Committee.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. As of September 30, 1997, none have elected to do so. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.

Major Shareholders. As of January 2, 1998, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares except: Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, Jacksonville, Florida 32246- 6484, which owned of record 11,111,382.787 Class C shares (approximately 11.71% of the Class C shares then outstanding). The Manager has been advised that such shares were held by Merrill Lynch for the benefit of its customers. As of that date, there were no outstanding Class Y shares.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and one of whom (Mr. Swain) serves as Trustee of the Fund.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      |X| Portfolio Management. The portfolio managers of the Fund are Arthur P. Steinmetz and David P. Negri, who are principally responsible for the day-to-day management of the Fund's portfolio. The background of Messrs. Steinmetz and Negri is described in the Prospectus under "Portfolio Managers." Other members of the Manager's fixed-income portfolio department, particularly portfolio analysts, traders and portfolio managers having broad experience with domestic and international government and corporate fixed-income securities, provide the Fund's portfolio managers with counsel and support in managing the Fund's portfolio.

o The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Fund, and is computed on the aggregate net assets of the Fund as of the close of business each day. The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to unaffiliated trustees, legal, bookkeeping and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation. During the Fund's fiscal years ended September 30, 1995, 1996 and 1997, the management fees paid by the Fund to the Manager were $25,850,869, $30,343,674 and $37,014,867, respectively.

      The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

      The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Agreement relates. The advisory agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager or one of its affiliates shall no longer act as investment advisor to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

      o The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B, Class C shares and Class Y shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans), including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended September 30, 1995, 1996 and 1997, the aggregate amount of sales charges on sales of the Fund's Class A shares was $16,024,553, $17,340,997 and $16,024,553, respectively, of which the
Distributor and an affiliated broker-dealer retained in the aggregate $4,566,642, $5,066,780 and $5,660,176 in those respective years. During the Fund's fiscal years ended September 30, 1995, 1996 and 1997, the contingent deferred sales charges collected on the Fund's Class B shares totalled
$5,144,993,   $5,337,650  and  $6,604,974,   respectively,   all  of  which  the
Distributor retained. During the Fund's fiscal period May 26, 1995 through September 30, 1995 and the fiscal years ended September 30, 1996 and 1997, the contingent deferred sales charges collected on the Fund's Class C shares totalled $5,409, $81,871 and $191,856, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

o  The  Transfer  Agent.   OppenheimerFunds  Services,  as  transfer  agent,  is
responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions of the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding or base its selection on "posted" rates, but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the provisions of the advisory agreement and the interests and policies of the Fund as established by its Board of Trustees.

      Under the Investment Advisory Agreement, the Manager is authorized to select brokers which provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of the shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above, allocations of brokerage generally are made by the Manager's portfolio traders upon recommendation from the Manager's portfolio managers. In certain instances, portfolio managers may place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. Where possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

      Most purchases of money market instruments and debt obligations are principal transactions at net prices. For those transactions, instead of using a broker the Fund normally deals directly with the selling or purchasing principal or market maker unless it is determined that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of such orders at the most favorable net price.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research for the commissions of these other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory,
(ii) the trade was executed by the broker of an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services together with the Manager's representations that the amount of such commissions was reasonably related to the value or benefit of such services.

      During the Fund's fiscal years ended September 30, 1995, 1996 and 1997, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $1,029,940, $594,459 and $376,817, respectively. Of those amounts, $0, $11,373 and $39,801, respectively, were paid during those same periods to brokers as commissions in return for research services.

Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the

"standardized yield," "dividend yield," "average annual total return", "cumulative total return," "average annual total return at net asset value," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below. No performance information is presented below for Class Y shares because no Class Y shares were publicly offered during the fiscal year ended September 30, 1997.

      The Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis.

When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Fund of future yields or rates of return on its shares. The yield and total returns of the Class A, Class B, Class C and Class Y shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and expenses allocated to the particular class.

o  Yields.

      o Standardized Yield. The Fund's standardized "yield" (referred to as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields designed to assure uniformity in the way that all funds calculate their yields:

Standardized ~ Yield ~ = ~ 2~ [~ (~ {a-b} over cd ~ +~ 1~ ) SUP 6~ -~ 1~ ]

      The symbols above represent the following factors:

            a =   dividends and interest earned during the 30-day period.
            b =   expenses   accrued  for  the  period  (net  of  any  expense
                  reimbursements).
            c     = the average daily number of shares of that class outstanding during the 30- day period that were entitled to receive dividends.
            d     = the  maximum  offering  price  per share of the class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period. For the 31-day period ended September 30, 1997, the standardized yields for the Fund's classes were as follows:

Without Deducting Sales Charge      With Sales Charge Deducted
Class A:    7.68%                               7.31%
Class B:    6.92%                               N/A
Class C:    6.92%                               N/A

      o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated one month period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

  Dividend yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      The dividend yields for the 31-day dividend period ended September 30, 1997 were as follows:

Without Deducting Sales Charge      With Sales Charge Deducted

Class A:    8.38%                         7.98%
Class B:    7.60%                         N/A
Class C:    7.62%                         N/A

      o  Total Return Information

      o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

LEFT ( {~ERV~} OVER P~ right) SUP
{1/n}~-1~=~Average~Annual~Total~ Return

      o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. For the Class C shares, the payment of the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total return is determined as follows: ALIGNC {ERV~-~ P~} over P~ =~Total~ Return


      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Class Y shares are not subject to a sales charge. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended September 30, 1997 and for the period from October 16, 1989 (commencement of operations) to September 30, 1997, were 6.00%, 8.54% and 10.33%, respectively. The cumulative "total return" on Class A shares for the period from October 16, 1989 to September 30, 1997 was 118.60%. For the fiscal year ended September 30, 1997 and the period from November 30, 1992 through September 30, 1997, the average annual total return on an investment in Class B shares of the Fund were 5.43% and 9.22%, respectively. The cumulative total return on an investment in Class B shares of the Fund for the period from November 30, 1992 to September 30, 1997 was 53.13%. The average annual total return on an investment in Class C shares of the Fund for the fiscal year ended September 30, 1997, and for the period from May 26, 1995 through September 30, 1997 were 9.67% and 11.01%, respectively. For the period from May 26, 1995 through September 30, 1997, the cumulative total return on an investment in Class C shares of the Fund was 27.73%.

      o Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B, Class C and Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative "total returns at net asset value" on the Fund's Class A shares for the fiscal year ended September 30, 1997, and for the period from October 16, 1989 to September 30, 1997 were 11.29% and 129.51%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the fiscal year ended September 30, 1997 and for the period from November 30, 1992 through September 30, 1997 was 10.43% and 55.13%, respectively. The cumulative total returns at net asset value on the Fund's Class

C shares for the fiscal year ended September 30, 1997 and for the period from May 26, 1995 through September 30, 1997 were 10.67% and 27.73%.

Other Performance Comparisons. From time to time the Fund may publish the ranking of the performance of its Class A, Class B, Class C or Class Y shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes is ranked against (i) all other funds, excluding money market funds, and (ii) all other general bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration. The Fund's performance may also be compared to the performance of the Lipper General Bond Fund Index, which is a net asset value weighted index of general bond funds compiled by Lipper. It is calculated with adjustments for income dividends and capital gains distributions as of the ex-dividend date.

      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B, Class C or Class Y shares by Morningstar Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds, based on risk-adjusted total investment returns. Investment return measure a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measure a fund's class performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rankings is the fund's or class's 3-year ranking or its combined 3 and 5-year ranking (weighted 60%/40% respectively, or its combined 3-,5-and 10-year ranking (weighted 40%, 30% and 30%, respectively) depending on the inception of the fund or class. Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparison by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      The total return on an investment made in Class A, Class B, Class C or Class Y shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Salomon Brothers High Grade Corporate Bond Index, the Shearson

Lehman Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds, and the Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The performance of the Fund's Class A, Class B, Class C or Class Y shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New York Times, Money, The Wall Street Journal, Fortune, or other publications. These articles may include quotations of performance from other sources, such as Lipper or Morningstar.

When comparing yield, total return and investment risk of an investment in Class A, Class B, Class C or Class Y shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

Distribution and Service Plans

The Fund has adopted a Service Plan for Class A Shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. No such Plan has been adopted for Class Y shares. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment

Company Act) of the shares of each class. For the Distribution and Service Plans for the Class B and Class C shares, the votes were cast by the Manager as the then-sole initial holder of such shares.

      In addition, the Manager and the Distributor may, under the Plans, from time to time from their own resources (which, as to the Manager, may include profits derived from the advisory fee it receives from the Fund) make payments to Recipients for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board the Independent Trustees.

      While the plans are in effect, the Treasurer of the Fund must provide separate written reports to the Fund's Board of Trustees at least quarterly describing the amount of payments made pursuant to each Plan and the purposes for which the payments were made. The Class B report also must include the Distributor's distribution costs for the quarter, and such costs for previous quarters that have been carried forward. The Class A and Class B reports also must include the identity of each Recipient that received any payment. These reports are subject to the review and approval of the Independent Trustees.

      Under the Plans, no payment will be made to any broker, dealer or other financial institution under the Plan (each is referred to as a "Recipient") in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. The Board of Trustees has set the fee at the maximum rate allowed under the Plans and set no minimum amount.

      For the fiscal year ended September 30, 1997, payments under the Class A Plan totalled $9,227,904, all of which was paid by the Distributor to Recipients, including $640,887 paid to an affiliate of the Distributor.
Unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the

Distributor.

      The Class B Plan and Class C Plan allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance payment of the service fee. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor.

      Although the Class B Plan and the Class C Plan permit the Distributor to retain both the asset-based sales charges and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset based sales charges and service fees. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B Plan and from the contingent deferred sales charges collected on redeemed Class B shares) the sales commissions paid to authorized brokers or dealers. For the fiscal year ended September 30, 1997, payments under the Class B Plan totaled $30,147,429, including $165,360 paid to an affiliate of the Distributor and $24,820,626 retained by the Distributor. For the fiscal year ended September 30, 1997, payments under Class C Plan totaled $2,902,518, including $31,149 paid to an affiliate of the Distributor and $1,957,863 retained by the Distributor

      Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of the Fund. The Distributor's actual distribution expenses for any given year may exceed the aggregate of payments received pursuant to the Class B or Class C Plan and from contingent deferred sales charges. Under the Class B Plan, such expenses will be carried forward and paid in future years. The Fund will be charged only for interest expenses, carrying charges or other financial costs that are directly related to the carry-forward of actual distribution expenses for such shares. For example, if the Distributor incurred distribution expenses of $4 million in a given fiscal year, of which $2,000,000 was recovered in the form of contingent deferred sales charges paid by investors and $1,600,000 was reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $400,000 (plus interest) would be subject to recovery in future fiscal years from such sources.

      The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described above and in the Prospectus. The asset-based sales charge paid to the Distributor by the Fund under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B shares: (i) financing the advance of the service fee payment to Recipients under the Class B Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

      The Class C Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under that Plan,
(iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead. A fourth class of shares, Class Y shares, may be purchased only by certain institutional investors at net asset value per share.

      The four classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features.

The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The  methodology  for  calculating  the net  asset  value,  dividends  and distributions of the Fund's Class A, Class B, Class C and Class Y shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan fees, (b) transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

      Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.

      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases: (i) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch recordkeeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or (ii) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more in assets, excluding assets held in money market funds, invested in Applicable Investments; or (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares be converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B CDSC.


Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before or after a holiday). The Exchange most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities at times when the Exchange is closed, including weekends and holidays or after the close of the Exchange on a regular business day. Because the net asset values of the Fund will not be calculated at such times, if securities held in the Fund's portfolio are traded at such times, the net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares.

      The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities as follows: (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date; (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

In the case of U.S. Government securities, foreign fixed income, corporate bonds and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government securities, foreign corporate securities or mortgage-backed securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees, or the Manager under procedures established by the Board, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The value of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

      Calls, puts and Futures are valued at the last sale prices on the principal exchanges or on the NASDAQ market on which they are traded, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

When the Fund writes an option, an amount equal to the premium received by the Fund is included in its Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a put written by the Fund is exercised, the required payment by the Fund is reduced by the premium received.

If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor, dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, aunts, uncles, nieces, nephews, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-Distributor and include the following:

Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California
Municipal  Fund
Oppenheimer  Florida  Municipal Fund
Oppenheimer  New Jersey Municipal Fund
Oppenheimer  Pennsylvania  Municipal Fund
Oppenheimer  Discovery Fund
Oppenheimer  Capital  Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer MidCap Fund
Oppenheimer High Yield Fund
Oppenheimer  Disciplined  Value Fund
Oppenheimer  Disciplined  Allocation  Fund
Oppenheimer  LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer  Champion Income Fund
Oppenheimer  Developing Markets Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer  Gold & Special  Minerals  Fund
Oppenheimer  Strategic Income Fund
Oppenheimer  International Bond Fund
Oppenheimer International Small Company Fund
Oppenheimer  International Growth Fund
Oppenheimer  Enterprise Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer  Quest Small Cap Value Fund
Oppenheimer  Quest Growth & Income Value Fund
Oppenheimer  Quest  Officers Value Fund
Oppenheimer  Bond Fund For Growth
Oppenheimer  Real Asset Fund
Rochester  Fund  Municipals
Limited-Term  New York Municipal Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial  Government Trust
Centennial New York Tax Exempt Trust
Centennial  California  Tax Exempt  Trust
Centennial America Fund, L.P.


      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

      o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (or Class A and Class B shares of the Fund) and other eligible Oppenheimer funds) sold with a front-end sales charge during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase under the Letter will be made at the public offering price (including the sales charge) applicable to a single lump-sum purchase of shares in the intended purchase amount, as described in the Prospectus.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for either (i) Class A shares sold with a front-end sales charge or Class B shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How To Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "Shareholder Account Rules and Policies," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Transfer Agent, completed and returned, and a prospectus of the selected fund(s) (available from the Distributor) should be obtained before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

By choosing the Check Writing privilege, whether you do so by signing the Account Application or by completing a Check Writing card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Check Writing card or the Application, as applicable; and (4) understand(s) that the Check Writing privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

      o Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

      o Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under the "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge or Class A contingent deferred sales charge when you redeemed them or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when you redeemed them. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. This reinvestment privilege does not apply to Class C or Class Y shares. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their accounts under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange their type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by such dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of the payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or the Class C contingent deferred sales charge is waived as described in the Prospectus in "Waivers of Class B and Class C Sales Charge").

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchases additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not issued for Class B or Class C shares. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial America Fund, L.P., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption procedures of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 6 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. The Class B contingent deferred sales charge is imposed on Class B shares redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      When exchanging shares by telephone, the shareholder must either have an existing account in, or acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by that shareholder for 45 days or less. To the extent the Fund's dividends are derived from its gross income from option premiums, interest income or short-term capital gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that for the most part the Fund's dividends will not qualify, because of the nature of the investments held by the Fund in its portfolio.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

      If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate (although the Fund may have a targeted dividend rate for Class A shares which can be changed at ant time) and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.

Additional Information About The Fund

The Custodian. The Bank of New York is the custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Strategic Income Fund:

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Income Fund as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for the period October 1, 1992 to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Income Fund at September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
---------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
October 21, 1997

STATEMENT OF INVESTMENTS  September 30, 1997

                                                                                     FACE               MARKET VALUE
                                                                                     AMOUNT(1)          SEE NOTE 1
======================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--26.3%
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--21.1%
----------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--15.0%
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
Participation Certificates:
Series 1455, Cl. J, 7.50%, 12/15/22                                                   $    9,527,500    $   10,005,477
Series 1562, Cl. C, 7%, 3/15/21                                                           10,000,000        10,073,330
Series 1751, Cl. PK, 8%, 9/15/24                                                           6,735,000         7,275,401
Series 1914, Cl. H, 6.50%, 8/15/24                                                         9,970,000         9,508,887
Series 1920, Cl. M, 6.50%, 6/15/23                                                        11,950,000        11,684,932
Interest-Only Stripped Mtg.-Backed Security,
Series 177, Cl. B, 10.346%-12.833%, 7/1/26(2)                                            365,473,113       119,235,605
Principal-Only Stripped Mtg.-Backed Security,
Series 179, 4.852%-4.912%, 9/1/26(3)                                                      41,692,785        31,940,582
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.375%, 8/15/07(AUD)                                                                      67,605,000        49,485,819
6.50%, 4/1/26                                                                              2,450,814         2,388,736
7%, 10/25/27(4)                                                                           78,080,000        77,762,995
7%, 11/1/12(4)                                                                            70,160,000        70,818,101
7%, 4/1/26                                                                                13,290,472        13,252,861
7%, 9/26/00(NZD)                                                                          48,610,000        31,006,240
7.50%, 10/1/27(4)                                                                        212,500,000       216,019,000
7.50%, 11/25/12(4)                                                                       150,000,000       153,141,000
7.50%, 6/1/24-8/1/26                                                                     156,133,805       159,018,910
Sr. Unsub. Medium-Term Nts., 6.50%, 7/10/02(AUD)                                          31,660,000        23,684,739
Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Trust 1989-4, Cl. D, 10%, 2/25/19                                                          9,000,000        10,240,246
Trust 1990-143, Cl. J, 8.75%, 12/25/20                                                    33,289,442        35,499,579
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                                      10,100,000        11,526,134
Trust 1992-162, Cl. C, 7%, 10/25/21                                                        5,850,000         5,842,687
Trust 1994-51, Cl. PH, 6.50%, 1/25/23                                                     13,841,000        13,776,086
Trust 1997-25, Cl. B, 7%, 12/18/22                                                         8,618,000         8,654,352
Interest-Only Stripped Mtg.-Backed Security:
Trust 215, Cl. 2, 7.844%-10.204%, 4/1/23(2)                                               99,635,079        30,668,922
Trust 222, Cl. 2, 8.694%-10.309%, 6/1/23(2)                                               72,966,762        22,802,113
Trust 258, Cl. 2, 10.294%, 3/1/24(2)                                                      28,471,631         8,634,912
Principal-Only Stripped Mtg.-Backed Security:
Trust 1994-57, Cl. D, 4.652%, 1/25/24(3)                                                   9,094,765         6,062,230
Trust 1997-7, Cl. GA, 6.889%, 7/25/23(3)                                                   5,961,179         3,256,294
Trust 277-C1, 5.331%, 4/1/27(3)                                                           43,024,112        31,165,592
                                                                                                        --------------
                                                                                                         1,184,431,762





                  10         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--6.1%
Government National Mortgage Assn.:
12.50%, 12/15/13                                                                         $ 10,797,431     $ 12,735,463
13%, 10/15/15                                                                              30,513,919       37,026,734
13.50%, 6/15/15                                                                            39,545,027       48,924,614
6%, 11/1/27(4)                                                                            175,000,000      176,093,750
7.50%, 10/1/27(4)                                                                         130,000,000      132,234,700
7.50%, 1/30/07-6/15/27                                                                     32,021,644       32,608,053
8%, 5/15/26                                                                                13,805,691       14,284,059
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates,
Series 1994-5, Cl. PQ, 7.493%, 7/16/24                                                     10,000,000       10,480,422
----------------------------------------------------------------------------------------------------------------------
U.S. Department of Veterans Affairs, Interest-Only Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Vendee Mtg. Trust:
Series 1992-2, Cl. IO, 13.67%, 9/15/22(2)(5)                                              150,282,020        6,536,681
Series 1995-2B, Cl. 2-IO, 22.639%, 6/15/25(2)(5)                                           15,029,235          589,428
Series 1995-3, Cl. 1-IO, 20.516%, 9/15/25(2)(5)                                           359,011,879        6,955,855
                                                                                                        --------------
                                                                                                           478,469,759
----------------------------------------------------------------------------------------------------------------------
PRIVATE--5.2%
----------------------------------------------------------------------------------------------------------------------
AGRICULTURAL--0.1%
Prudential Agricultural Credit, Inc., Farmer Mac Agricultural
Real Estate Trust Sr. Sub. Mtg. Pass-Through Certificates,
Series 1992-2:
Cl. B2, 9.199%, 1/15/03(5)(6)                                                              5,671,990         5,108,337
Cl. B3, 9.475%, 4/15/09(5)(6)                                                              7,109,361         6,071,839
                                                                                                        --------------
                                                                                                            11,180,176
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL--4.0%
Asset Securitization Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1995-MD4, Cl. A-4, 7.384%, 8/13/29                                                  5,000,000         5,167,969
Series 1995-MD4, Cl. A-5, 7.384%, 8/13/29                                                 20,000,000        20,146,875
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(6)                                                10,000,000         9,712,500
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(6)                                                17,082,312        16,180,152
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(6)                                                 5,532,925         5,088,562
----------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1:
Cl. E, 7.76%, 12/25/03(6)                                                                  2,609,000         2,628,567
Cl. F, 7.76%, 12/25/03(6)(7)                                                              14,300,000        11,493,625
----------------------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities, Inc., Sub. Bonds, Series 1993-5:
Cl. B3, 7%, 4/25/23(5)                                                                     1,629,234         1,479,040
Cl. B4, 7%, 4/25/23(5)                                                                     1,247,587           299,421
----------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Collateralized Mtg.
Obligation, Series 1996-C1, Cl. E, 8.115%, 12/25/20(6)(7)                                  2,750,000         2,843,672





                  11         Oppenheimer Strategic Income Fund

                                                                                        FACE              MARKET VALUE
                                                                                        AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL  (CONTINUED)
Criimi Mae Financial Corp., Collateralized Mtg. Obligations,
Trust I, Cl. A-2, 7.56%, 8/30/05(7)                                                     $  6,300,000      $  6,391,547
----------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates,
Series 1994-M1, Cl. E3A, 8.406%, 2/15/02(5)(6)                                            15,000,000        15,000,000
----------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-C1:
Cl. 2-D, 8.70%, 9/25/25(5)                                                                 2,500,000         2,602,344
Cl. 2-E, 8.70%, 9/25/25(5)                                                                 2,500,000         2,609,375
Cl. 2-G, 8.70%, 9/25/25(5)                                                                 4,870,000         5,013,056
----------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
Collateralized Mtg. Obligations, Series 1997-C1,
Cl. G, 7.414%, 7/20/29                                                                    19,440,000        18,395,100
Interest-Only Stripped Mtg.-Backed Security,
Series 1997-C1, Cl. X, 1.63%, 7/15/27(2)                                                 184,125,000        18,930,352
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
Certificates, Series 1995-C2, Cl. D, 7.919%, 6/15/21(6)                                    3,159,456         3,255,474
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-C1:
Cl. E, 7.51%, 2/15/28(5)(6)                                                                9,365,000         8,762,128
Cl. F, 7.51%, 2/15/28(5)(6)                                                               13,360,980         9,966,456
----------------------------------------------------------------------------------------------------------------------
Nykredit AS, Mtg.-Backed Security, Series ANN, 6%, 10/1/26(DKK)                          139,995,000        19,454,234
----------------------------------------------------------------------------------------------------------------------
Realkredit Danmark, Mtg.-Backed Security, 6%, 10/1/26(DKK)                               139,995,000        19,402,190
----------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                                    9,580,443         9,637,328
Series 1993-C1, Cl. B, 8.75%, 5/25/24                                                      7,074,009         7,050,798
Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                      6,597,507         6,656,782
Series 1993-C1, Cl. E, 9.50%, 5/25/24                                                        835,336           839,318
Series 1993-C2, Cl. E, 8.50%, 3/25/25                                                        123,442           123,018
Series 1994-C1, Cl. C, 8%, 6/25/26                                                         8,000,000         8,196,875
Series 1994-C1, Cl. E, 8%, 6/25/26                                                         5,887,424         5,797,273
Series 1994-C2, Cl. E, 8%, 4/25/25                                                        17,227,761        17,440,417
Series 1994-C2, Cl. G, 8%, 4/25/25                                                         6,290,199         6,308,382
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                      9,487,609         8,887,222
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1,
Cl. E, 9.18%, 1/20/06                                                                      4,550,000         4,700,719
----------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through
Certificates:
Series 1995-C4, Cl. E, 8.804%, 6/25/26(5)(6)                                               9,453,000         9,721,820
Series 1996-C3, Cl. E, 8.458%, 6/25/30(7)                                                  9,350,000         9,297,406
Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                                   14,220,000        14,357,756
                                                                                                        --------------
                                                                                                           313,837,753
----------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--0.4%
ACP Mortgage LP, Cl. E, 7.156%, 2/25/28(6)(7)                                              2,376,695         2,159,822





                  12         Oppenheimer Strategic Income Fund

                                                                                         FACE            MARKET VALUE
                                                                                         AMOUNT(1)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp.:
Mtg. Pass-Through Certificates, Series 1993-12, Cl. B1,
6.625%, 2/25/24                                                                          $ 3,500,000    $    3,313,516
Series 1993-11, Cl. B1, 6.25%, 2/25/09                                                     1,238,056         1,187,276
Series 1993-11, Cl. B3, 6.25%, 2/25/09(7)                                                    722,201           281,997
----------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through Certificates, Series 1997-MC1,
Cl. F, 7.452%, 5/20/07(5)                                                                  2,939,000         2,814,092
Multifamily Mtg. Pass-Through Certificates, Series 1996-MC1,
Cl. G, 7.15%, 6/15/06(7)                                                                   9,700,000         9,245,313
----------------------------------------------------------------------------------------------------------------------
Multifamily Capital Access One, Inc., Series 1, Cl. D,
10.382%, 1/15/24(5)(6)                                                                     3,576,000         3,383,231
----------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1991-M6, Cl. B4, 7.174%, 6/25/21(6)                                                   589,258           585,484
Series 1992-M4, Cl. B, 7.20%, 9/25/21                                                      1,129,974         1,132,976
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-CL,
Cl. F, 9.186%, 1/20/28(4)                                                                  9,632,000         8,199,240
                                                                                                        --------------
                                                                                                            32,302,947
----------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.7%
Amresco Commercial Mortgage Funding I Corp., Multiclass Mtg.
Pass-Through Certificates, Series 1997-C1:
Cl. E, 7%, 6/17/29(5)                                                                      1,550,000         1,407,109
Cl. H, 7%, 6/17/29(5)                                                                      1,600,000         1,442,500
----------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1:
Cl. F, 7.50%, 6/20/13(7)                                                                   2,400,000         2,268,000
Cl. G, 7.50%, 6/20/14(5)                                                                   3,271,000         2,964,344
Cl. H, 7.50%, 8/20/14(5)                                                                   2,580,000         1,930,163
----------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1:
8.134%, 2/25/11(5)(6)                                                                     14,500,000        11,944,375
8.134%, 5/25/08(5)(6)                                                                      8,500,000         8,407,031
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1997-HF1, Cl. F, 6.86%, 2/15/20(5)                                    3,475,000         3,170,938
----------------------------------------------------------------------------------------------------------------------
Prudential Home Mortgage Securities Corp., Sub. Fixed Rate
Mtg. Securities, Real Estate Mtg. Investment Conduit Pass-
Through Certificates, Series 1995-A, Cl. B2, 8.684%, 3/28/25(5)(6)                         5,324,241         5,567,160
----------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Commercial Mortgage Pass-
Through Certificates, Series 1997-QS8, Cl. M3, 7.50%, 8/25/27                              3,270,500         3,255,170
----------------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. Sub. Bonds, Series
1993-3, Cl. B2, 6.713%, 8/25/08                                                            1,195,807         1,173,759
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series
1996-B, Cl. 1, 7.136%, 4/25/26                                                            14,783,871        10,182,391
                                                                                                        --------------
                                                                                                            53,712,940
                                                                                                        --------------
Total Mortgage-Backed Obligations (Cost $2,043,741,276)                                                  2,073,935,337





                  13         Oppenheimer Strategic Income Fund

                                                                                        FACE             MARKET VALUE
                                                                                       AMOUNT(1)         SEE NOTE 1
======================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--12.7%
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26(8)                                                                         $  65,380,000     $  61,436,799
6.50%, 11/15/26                                                                            1,870,000         1,882,273
8.125%, 8/15/21(8)                                                                       100,000,000       119,687,592
9.375%, 2/15/06                                                                           71,100,000        86,008,814
11.625%, 11/15/04                                                                         70,035,000        91,964,774
11.875%, 11/15/03                                                                         68,150,000        88,083,937
12%, 8/15/13                                                                              71,700,000       103,382,503
13.125%, 5/15/01(8)                                                                       41,500,000        51,109,863
13.375%, 8/15/01                                                                          70,400,000        88,220,064
13.75%, 8/15/04                                                                           13,810,000        19,653,369
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.375%, 5/15/99                                                                            1,000,000         1,009,063
6.50%, 5/15/05                                                                             9,750,000         9,963,290
7.25%, 5/15/04                                                                            28,160,000        29,928,813
7.50%, 10/31/99(9)                                                                        74,300,000        76,691,565
7.875%, 11/15/04                                                                          45,800,000        50,394,333
 8.50%, 11/15/20                                                                          21,000,000        22,535,644
10.75%, 5/15/03                                                                           53,370,000        65,161,459
14.25%, 2/15/02(9)                                                                        27,100,000        35,619,587
                                                                                                        --------------
Total U.S. Government Obligations (Cost $999,215,213)                                                    1,002,733,742

======================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--24.9%
----------------------------------------------------------------------------------------------------------------------
ARGENTINA--1.9%
Argentina (Republic of) Bonds:
5%, 12/20/02(JPY)                                                                      1,820,000,000        16,109,475
Bonos de Consolidacion de Deudas, Series I, 5.625%,
4/1/01(6)                                                                                 10,153,637         9,863,812
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Floating Rate Bonds, Series L, 6.688%,
3/31/05(6)                                                                                15,878,900        15,156,410
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 5.50%, 3/31/23(11)                                     34,050,000        25,792,875
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Bonds, 11.50%,
8/14/01(GBP)                                                                               2,575,000         4,497,632
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Medium-Term Nts.,
5.50%, 3/27/01(JPY)                                                                    4,300,000,000        38,531,878
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Nts., 5.50%, 3/27/01(JPY)                        1,620,000,000        14,516,661
----------------------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
10.625%, 8/7/06(8)                                                                        15,000,000        16,631,250
----------------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Sr. Unsec. Unsub. Medium-Term
Nts., 11.50%, 10/19/98(5)                                                                    950,000           991,563
----------------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Sr. Unsec. Unsub. Nts., 11.50%,
10/19/98(5)                                                                                5,000,000         5,218,750
                                                                                                        --------------
                                                                                                           147,310,306





                  14         Oppenheimer Strategic Income Fund

                                                                                          FACE            MARKET VALUE
                                                                                          AMOUNT(1)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA--3.6%
Australia (Commonwealth of) Bonds, 10%, 2/15/06(AUD)                                      38,510,000      $ 35,005,846
----------------------------------------------------------------------------------------------------------------------
New South Wales Treasury Corp. Gtd. Bonds, 8%, 12/1/01(AUD)                               87,180,000        68,702,265
----------------------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts.:
10.50%, 5/15/03(AUD)                                                                         220,000           194,321
8%, 5/14/03(AUD)                                                                          77,250,000        61,673,219
8%, 8/14/01(AUD)                                                                          99,508,000        78,137,052
8%, 9/14/07(AUD)                                                                          46,460,000        38,007,606
----------------------------------------------------------------------------------------------------------------------
Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03(AUD)                                6,330,000         5,122,368
                                                                                                        --------------
                                                                                                           286,842,677

----------------------------------------------------------------------------------------------------------------------
BRAZIL--1.3%
Banco Estado Minas Gerais:
8.25%, 2/10/00                                                                            11,800,000        11,763,125
8.25%, 2/10/00(7)                                                                          2,000,000         1,993,750
----------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Bonds, 10.125%, 5/15/27                                      30,800,000        30,923,198
----------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                            54,530,829        46,427,889
----------------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA Bonds, 13%, 2/5/99(ITL)                               15,600,000,000         9,693,314
----------------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA Medium-Term Nts.,
11.437%, 12/9/99(5)(6)                                                                       500,000           530,000
                                                                                                        --------------
                                                                                                           101,331,276

----------------------------------------------------------------------------------------------------------------------
BULGARIA--0.3%
Bulgaria (Republic of) Disc. Bonds, Tranche A,
6.688%, 7/28/24(6)                                                                         9,730,000         8,100,225
----------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer
Bonds, Tranche A, 2.30%, 7/28/12(11)                                                      22,620,000        14,900,925
                                                                                                        --------------
                                                                                                            23,001,150

----------------------------------------------------------------------------------------------------------------------
CANADA--1.6%
Canada (Government of) Bonds:
9.75%, 6/1/01(CAD)                                                                        82,400,000        68,866,647
Series A-33, 11.50%, 9/1/00(CAD)                                                          64,645,000        55,043,622
                                                                                                        --------------
                                                                                                           123,910,269

----------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.1%
Financiera Energetica Nacional SA Eurobonds, 9.375%,
6/15/06(7)                                                                                 3,650,000         3,951,125
----------------------------------------------------------------------------------------------------------------------
DENMARK--1.0%
Denmark (Kingdom of) Bonds, 8%, 3/15/06(DKK)                                             473,345,000        80,488,951
----------------------------------------------------------------------------------------------------------------------
ECUADOR--0.1%
Ecuador (Republic of) Past Due Interest Bonds, 5.727%,
2/27/15(6)                                                                                15,965,976        11,635,205





                 15         Oppenheimer Strategic Income Fund

                                                                                         FACE            MARKET VALUE
                                                                                         AMOUNT(1)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
GERMANY--1.2%
Germany (Republic of) Bonds:
Series 94, 6.25%, 1/4/24(8)(DEM)                                                         167,100,000      $ 95,764,843
Series 95, 6.875%, 5/12/05(DEM)                                                            1,000,000           619,470
                                                                                                        --------------
                                                                                                            96,384,313

----------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--1.3%
United Kingdom Treasury Bonds, 8.50%, 12/7/05(GBP)                                        29,375,000        53,502,615
----------------------------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts., 7.75%, 9/8/06(GBP)                                          29,160,000        51,020,732
                                                                                                        --------------
                                                                                                           104,523,347

----------------------------------------------------------------------------------------------------------------------
GREECE--0.0%
Hellenic Republic Bonds, 11.10%, 6/30/00(6)(GRD)                                         217,464,000           786,625
----------------------------------------------------------------------------------------------------------------------
Hellenic Republic Treasury Bills, Zero Coupon,
10.62%, 2/5/98(12)(GRD)                                                                  487,500,000         1,690,188
                                                                                                        --------------
                                                                                                             2,476,813

----------------------------------------------------------------------------------------------------------------------
HUNGARY--0.4%
Hungary (Government of) Bonds:
Series 98/I, 23.50%, 5/17/98(HUF)                                                      3,536,000,000        18,523,194
Series 98/J, 23.50%, 7/25/98(HUF)                                                      1,000,000,000         5,275,876
Series 99-G, 16.50%, 7/24/99(HUF)                                                      1,946,000,000         9,684,865
                                                                                                        --------------
                                                                                                            33,483,935

----------------------------------------------------------------------------------------------------------------------
INDONESIA--0.2%
PT Hutama Karya Medium-Term Nts., Zero Coupon:
15.38%, 11/19/97(12)(IDR)                                                              5,000,000,000         1,481,870
25.14%, 9/3/98(12)(IDR)                                                               25,000,000,000         5,962,699
----------------------------------------------------------------------------------------------------------------------
Perusahaan Listr, 17%, 8/21/01(IDR)                                                    9,000,000,000         2,512,270
                                                                                                        --------------
                                                                                                             9,956,839

----------------------------------------------------------------------------------------------------------------------
IRELAND--0.5%
Ireland (Government of) Bonds, 9.25%, 7/11/03(IEP)                                        11,685,000        20,093,654
----------------------------------------------------------------------------------------------------------------------
National Treasury Management Agency (Irish Government)
Bonds, 8%, 8/18/06(IEP)                                                                   10,710,000        17,707,787
                                                                                                        --------------
                                                                                                            37,801,441

----------------------------------------------------------------------------------------------------------------------
ITALY--1.5%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
10.50%, 4/1/05(ITL)                                                                   25,280,000,000        18,591,088
12%, 1/1/02(ITL)                                                                      65,065,000,000        46,566,869
9%, 10/1/03(ITL)                                                                      27,270,000,000        18,308,951
9.50%, 2/1/01(ITL)                                                                    31,285,000,000        20,326,156
9.50%, 5/1/01(ITL)                                                                    18,530,000,000        12,122,067
                                                                                                        --------------
                                                                                                           115,915,131





                  16         Oppenheimer Strategic Income Fund

                                                                                      FACE                MARKET VALUE
                                                                                      AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
MEXICO--2.4%
Banco Nacional de Comercio Exterior SNC International
Finance BV Gtd. Registered Bonds, 11.25%, 5/30/06                                     $   14,575,000      $ 16,743,031
----------------------------------------------------------------------------------------------------------------------
Banco Nacional de Obras y Servicios SNC Bonds, 9.625%,
11/15/03                                                                                  10,000,000        10,587,500
----------------------------------------------------------------------------------------------------------------------
Bonos de la Tesoreria de la Federacion, Zero Coupon:
23.41%, 12/31/97(12)(MXP)                                                                398,444,080        48,963,564
24.71%, 12/4/97(12)(MXP)                                                                  93,010,960        11,584,190
23.44%, 2/4/98(12)(MXP)                                                                   36,832,060         4,447,757
----------------------------------------------------------------------------------------------------------------------
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(5)                                      8,000,000         8,370,000
----------------------------------------------------------------------------------------------------------------------
Mexican Williams Bonds, 6.75%, 11/15/08(5)(6)                                              1,500,000         1,410,000
----------------------------------------------------------------------------------------------------------------------
United Mexican States Bonds:
10.375%, 1/29/03(DEM)                                                                     19,525,000        12,685,484
11.50%, 5/15/26                                                                           18,525,000        22,415,250
16.50%, 9/1/08(5)(GBP)                                                                     2,445,000         6,121,969
----------------------------------------------------------------------------------------------------------------------
United Mexican States:
Collateralized Fixed Rate Par Bonds, Series B, 6.25%, 12/31/19                            33,900,000        28,221,750
Nacional Financiera SNC Nts., 13.60%, 4/2/98(ESP)                                      1,773,000,000        12,316,623
Petroleos Mexicanos Gtd. Unsec. Unsub. Nts.,
7.875%, 3/2/99(CAD)                                                                        5,600,000         4,166,326
                                                                                                        --------------
                                                                                                           188,033,444
----------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--1.5%
New Zealand (Government of) Bonds:
7%, 7/15/09(NZD)                                                                          34,160,000        22,519,668
8%, 11/15/06(NZD)                                                                         27,205,000        19,029,365
8%, 7/15/98(NZD)                                                                         121,620,000        78,224,424
                                                                                                        --------------
                                                                                                           119,773,457

----------------------------------------------------------------------------------------------------------------------
NORWAY--0.2%
Norway (Government of) Bonds, 9.50%, 10/31/02(NOK)                                       106,700,000        17,883,651
----------------------------------------------------------------------------------------------------------------------
PERU--0.2%
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
3.25%, 3/7/17(6)                                                                          20,045,000        12,377,788
----------------------------------------------------------------------------------------------------------------------
POLAND--0.6%
Poland (Republic of) Bonds:
15%, 10/12/99(PLZ)                                                                        28,900,000         7,505,990
15%, 6/12/99(PLZ)                                                                          9,500,000         2,479,871
16%, 2/12/99(PLZ)                                                                        115,052,000        30,849,086
16%, 6/12/98(PLZ)                                                                         14,900,000         4,111,738
                                                                                                        --------------
                                                                                                            44,946,685





                  17         Oppenheimer Strategic Income Fund

                                                                                     FACE               MARKET VALUE
                                                                                     AMOUNT(1)          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
RUSSIA--0.9%
City of St. Petersburg Sr. Unsub. Nts., 9.50%, 6/18/02(7)                            $    19,530,000    $   20,164,725
----------------------------------------------------------------------------------------------------------------------
Ministry of Finance (Russian Government) Unsec. Unsub.
Bonds, 10%, 6/26/07(7)                                                                    14,600,000        15,446,798
----------------------------------------------------------------------------------------------------------------------
Russian (Government of) Principal Loans Debs., 5.80%,
12/29/49 (4)(6)                                                                           48,650,000        36,320,266
                                                                                                        --------------
                                                                                                            71,931,789
----------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--0.9%
South Africa (Republic of) Bonds:
Series 150, 12%, 2/28/05(ZAR)                                                            174,418,290        34,230,778
Series 162, 12.50%, 1/15/02(ZAR)                                                         107,822,000        22,165,785
Series 175, 9%, 10/15/02(ZAR)                                                             87,076,530        15,426,233
                                                                                                        --------------
                                                                                                            71,822,796
----------------------------------------------------------------------------------------------------------------------
SPAIN--1.6%
Spain (Kingdom of) Debs., Bonos y Obligacion del
Estado, 10.10%, 2/28/01(ESP)                                                           1,720,000,000        13,328,641
----------------------------------------------------------------------------------------------------------------------
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion
del Estado:
10.30%, 6/15/02(ESP)                                                                   3,018,100,000        24,391,427
10.50%, 10/30/03(ESP)                                                                  2,996,320,000        25,214,716
12.25%, 3/25/00(ESP)                                                                   8,161,000,000        63,843,104
                                                                                                        --------------
                                                                                                           126,777,888

----------------------------------------------------------------------------------------------------------------------
SWEDEN--0.4%
Sweden (Kingdom of) Bonds, Series 1033, 10.25%, 5/5/03(SEK)                              194,600,000        31,173,394
----------------------------------------------------------------------------------------------------------------------
TURKEY--0.5%
Turkey (Government of) Treasury Bills, Zero Coupon:
103.54%, 8/5/98(12)(TRL)                                                              96,500,000,000        21,807,778
101.87%, 9/16/98(12)(TRL)                                                             74,250,000,000        17,802,133
                                                                                                        --------------
                                                                                                            39,609,911

----------------------------------------------------------------------------------------------------------------------
VENEZUELA--0.7%
Venezuela (Republic of) Debs., Banco Venezuela TCI,
Zero Coupon, 6.13%, 12/13/98(5)(12)                                                        3,954,016         3,766,201
----------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Disc. Bonds, Series DL,
6.75%, 12/18/07(6)                                                                        31,000,000        29,663,125
----------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) New Money Bonds:
Series A, 6.875%, 12/18/05(6)                                                              8,000,000         7,700,000
Series B, 6.75%, 12/18/05(6)                                                              12,000,000        11,550,000
Series P, 6.75%, 12/18/05(6)                                                               3,250,000         3,134,219
                                                                                                        --------------
                                                                                                            55,813,545
                                                                                                        --------------
Total Foreign Government Obligations (Cost $1,946,836,566)                                               1,959,157,126





                  18         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
======================================================================================================================
LOAN PARTICIPATIONS--0.0%
----------------------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.:
Tranche A, 6.563%, 10/16/00(5)(6)                                                        $   978,482      $    949,128
Tranche B, 6.563%, 11/15/04(5)(6)                                                            270,000           253,800
----------------------------------------------------------------------------------------------------------------------
United Mexican States, Combined Facility 2, Loan Participation
Agreement, Tranche A, 13.595%, 3/20/99(5)(6)                                                 478,769           440,468
                                                                                                        --------------
Total Loan Participations (Cost $1,589,191)                                                                  1,643,396

======================================================================================================================
CORPORATE BONDS AND NOTES--34.0%
----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--3.5%
----------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.9%
Harris Chemical North America, Inc.:
10.25% Gtd. Sr. Sec. Disc. Nts., 7/15/01                                                     720,000           754,200
10.75% Gtd. Sr. Sub. Nts., 10/15/03                                                        1,440,000         1,494,000
----------------------------------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07(7)                                                     2,200,000         2,326,500
----------------------------------------------------------------------------------------------------------------------
ISP Holdings, Inc., 9% Sr. Nts., Series B, 10/15/03                                        7,850,000         8,242,500
----------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07(7)                                  5,400,000         5,467,500
----------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                        1,970,000         2,181,775
----------------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07(7)                             4,795,000         4,818,975
----------------------------------------------------------------------------------------------------------------------
Polytama International Finance BV, 11.25% Gtd. Sec.
Nts., 6/15/07                                                                             14,990,000        14,877,575
----------------------------------------------------------------------------------------------------------------------
Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                                    3,500,000         3,711,897
----------------------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Sub. Nts., 8/1/07(7)                        7,765,000         7,959,125
----------------------------------------------------------------------------------------------------------------------
Sterling Chemical Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
8/15/08(13)                                                                               10,810,000         7,648,075
----------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                                               2,330,000         2,551,350
11.75% Sr. Unsec. Sub. Nts., 8/15/06                                                       8,400,000         9,303,000
                                                                                                        --------------
                                                                                                            71,336,472

----------------------------------------------------------------------------------------------------------------------
CONTAINERS--0.3%
Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05(5)                             4,375,000         4,768,750
----------------------------------------------------------------------------------------------------------------------
IVEX Holdings Corp., 0%/13.25% Sr. Disc. Debs., Series B,
3/15/05(13)                                                                               18,915,000        16,172,325
----------------------------------------------------------------------------------------------------------------------
Ivex Packaging Corp., 12.50% Sr. Sub. Nts., 12/15/02(5)                                    1,440,000         1,558,800
                                                                                                        --------------
                                                                                                            22,499,875

----------------------------------------------------------------------------------------------------------------------
METALS/MINING--0.2%
Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03                               11,080,000        12,284,950
----------------------------------------------------------------------------------------------------------------------
Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06                                          5,515,000         5,377,125
                                                                                                        --------------
                                                                                                            17,662,075





                  19         Oppenheimer Strategic Income Fund

                                                                                     FACE                MARKET VALUE
                                                                                     AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
PAPER--1.5%
Ainsworth Lumber Ltd., 12.50% Sr. Nts., 7/15/07(7)(10)                               $     8,125,000     $   8,125,000
----------------------------------------------------------------------------------------------------------------------
Asia Pulp & Paper International Finance Co., Zero
Coupon Asian Currency Nts.:
14.46%, 1/23/98(12)(IDR)                                                              10,670,000,000         3,029,712
26.84%, 12/4/97(12)(IDR)                                                               9,000,000,000         2,645,451
14.71%, 12/8/97(12)(IDR)                                                               8,600,000,000         2,520,805
----------------------------------------------------------------------------------------------------------------------
Domtar, Inc., 10.85% Debs., 8/5/17(CAD)                                                    1,700,000         1,597,265
----------------------------------------------------------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts., 4/30/05(NZD)                                                     4,900,000         3,453,539
10.75% Cv. Sub. Nts., 12/15/97(NZD)                                                        4,755,000         3,055,806
14.50% Cv. Sub. Nts., 9/30/00(NZD)                                                         4,900,000         3,646,769
----------------------------------------------------------------------------------------------------------------------
Florida Coast Paper Co. LLC, 12.75% First Mtg. Nts., 6/1/03                                2,950,000         3,200,750
----------------------------------------------------------------------------------------------------------------------
Four M Corp., 12% Sr. Nts., Series B, 6/1/06(5)                                            1,520,000         1,637,800
----------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07(7)                                        4,300,000         4,396,750
----------------------------------------------------------------------------------------------------------------------
Indah Kiat International Finance Co. BV, 11.375% Gtd.
Sec. Nts., 6/15/99                                                                         5,400,000         5,663,250
----------------------------------------------------------------------------------------------------------------------
Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                               12,375,000        12,900,937
----------------------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 9.063% First Priority Sr. Sec.
Nts., 7/15/00(6)                                                                           3,950,000         3,910,500
----------------------------------------------------------------------------------------------------------------------
Repap Wisconsin, Inc.:
9.25% First Priority Sr. Sec. Nts., 2/1/02                                                11,350,000        12,016,812
9.875% Second Priority Sr. Nts., 5/1/06                                                   13,055,000        14,197,312
----------------------------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Nts., 8/1/07(7)                                15,690,000        16,474,500
----------------------------------------------------------------------------------------------------------------------
Scotia Pacific Holding Co., 7.95% Timber Collateralized
Nts., 7/20/15                                                                              2,327,018         2,387,181
----------------------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                                       5,250,000         5,971,875
----------------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                             3,805,000         3,885,856
                                                                                                        --------------
                                                                                                           114,717,870

----------------------------------------------------------------------------------------------------------------------
STEEL--0.6%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                                 17,100,000        18,147,375
----------------------------------------------------------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                                       7,950,000         9,321,375
----------------------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                                       7,600,000         8,208,000
----------------------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Nts.,
8/1/07(7)                                                                                  6,250,000         6,414,062
----------------------------------------------------------------------------------------------------------------------
Sheffield Steel Corp., 12% First Mtg. Nts., 11/1/01                                        4,000,000         4,140,000
                                                                                                        --------------
                                                                                                            46,230,812





                 20         Oppenheimer Strategic Income Fund

                                                                                         FACE              MARKET VALUE
                                                                                         AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--4.7%
----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--1.1%
----------------------------------------------------------------------------------------------------------------------
Coleman Escrow Corp., Zero Coupon Sr. First Priority Disc. Nts.,
11.03%, 5/15/01(7)(12)                                                                   $13,900,000      $  9,521,500
----------------------------------------------------------------------------------------------------------------------
Dyersburg Corp., 9.75% Sr. Sub. Nts., 9/1/07(7)                                            2,625,000         2,700,469
----------------------------------------------------------------------------------------------------------------------
Icon Fitness Corp., 0%/14% Sr. Disc. Nts., 11/15/06(5)(13)                                 8,800,000         4,972,000
----------------------------------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B, 7/15/02                         10,400,000        11,830,000
----------------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B, 11/15/04(13)                     8,750,000         7,481,250
----------------------------------------------------------------------------------------------------------------------
Indorayon International Finance Co. BV, 10% Gtd. Unsec.
Unsub. Nts., 3/29/01(5)                                                                    1,850,000         1,840,750
----------------------------------------------------------------------------------------------------------------------
International Semi-Tech Microelectronics, Inc., 0%/11.50%
Sr. Sec. Disc. Nts., 8/15/03(13)                                                           4,585,000         2,934,400
----------------------------------------------------------------------------------------------------------------------
MacAndrews & Forbes Holdings, Inc., 13% Sub. Debs., 3/1/99(5)                              4,222,000         4,258,942
----------------------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
10.78%, 3/15/01(12)                                                                       24,805,000        18,045,637
----------------------------------------------------------------------------------------------------------------------
Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                                            3,226,000         3,709,900
----------------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(5)                                 4,705,000         5,563,662
----------------------------------------------------------------------------------------------------------------------
Vitro SA, 13% Nts., 12/7/99(6)(MXP)                                                       21,374,000         5,865,832
----------------------------------------------------------------------------------------------------------------------
Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04(5)                                   5,700,000         6,127,500
                                                                                                        --------------
                                                                                                            84,851,842

----------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--0.3%
CFP Holdings, Inc., 11.625% Gtd. Sr. Nts., 1/15/04                                         4,360,000         4,403,600
----------------------------------------------------------------------------------------------------------------------
Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                                     3,000,000         3,135,000
----------------------------------------------------------------------------------------------------------------------
Doane Products Co., 10.625% Sr. Nts., 3/1/06(5)                                            3,000,000         3,225,000
----------------------------------------------------------------------------------------------------------------------
Dr. Pepper Bottling Holdings, Inc., 0%/11.625% Sr. Disc.
Nts., 2/15/03(5)(13)                                                                       6,430,000         6,526,450
----------------------------------------------------------------------------------------------------------------------
Foodbrands America, Inc., 10.75% Sr. Sub. Nts., 5/15/06                                    2,000,000         2,320,000
----------------------------------------------------------------------------------------------------------------------
Stroh Brewery Co., 11.10% Sr. Sub. Nts., 7/1/06(5)                                           123,000           128,535
----------------------------------------------------------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75% Sr. Sub. Nts., 5/15/07(7)                                 3,000,000         3,120,000
                                                                                                        --------------
                                                                                                            22,858,585

----------------------------------------------------------------------------------------------------------------------
HEALTHCARE--0.5%
Genesis Health Ventures, Inc., 9.25% Sr. Sub. Nts., 10/1/06                                3,810,000         3,924,300
----------------------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.:
11% Sr. Sub. Nts., 4/30/06(6)(7)                                                             605,000           647,350
9.50% Sr. Sub. Nts., 9/15/07(7)                                                            5,350,000         5,537,250
----------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 11.25% Sr. Sub. Nts.,
Series A, 4/15/04                                                                          6,960,000         7,699,500
----------------------------------------------------------------------------------------------------------------------
Mariner Health Group, Inc., 9.50% Sr. Sub. Nts.,
Series B, 4/1/06(5)                                                                          900,000           938,250
----------------------------------------------------------------------------------------------------------------------
Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02(5)                                9,865,000        10,728,187
----------------------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(7)                                12,055,000        12,476,925
                                                                                                        --------------
                                                                                                            41,951,762





                  21         Oppenheimer Strategic Income Fund

                                                                                        FACE               MARKET VALUE
                                                                                        AMOUNT(1)          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--2.0%
Arizona Charlie's, Inc., 12% First Mtg. Nts.,
Series B, 11/15/00(5)(14)                                                               $  5,775,000       $ 3,089,625
----------------------------------------------------------------------------------------------------------------------
Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04                                                 3,725,000         4,283,750
----------------------------------------------------------------------------------------------------------------------
Boyd Gaming Corp., 9.25% Sr. Nts., 10/1/03                                                 4,950,000         5,197,500
----------------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., Promissory Nts., 8/1/95(14)                               33,500                --
----------------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
Series A, 11/15/00(5)(14)                                                                  2,100,000           367,500
----------------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07(7)                                         7,725,000         7,840,875
----------------------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                              4,950,000         5,321,250
----------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03                              7,150,000         6,971,250
----------------------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                                17,585,000        18,728,025
----------------------------------------------------------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02(5)                                          2,500,000         2,625,000
----------------------------------------------------------------------------------------------------------------------
HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07                          5,900,000         6,091,750
----------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07(7)                                         21,450,000        22,120,312
----------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07(7)                                    13,350,000        13,850,625
----------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts.,
Series B, 11/15/02                                                                        12,350,000        16,240,250
----------------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
10.625% Sr. Sub. Nts., 7/15/05                                                             3,230,000         3,528,775
9.50% Gtd. Sr. Sub. Nts., 4/15/07                                                          9,230,000         9,806,875
----------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                     100,000            85,500
----------------------------------------------------------------------------------------------------------------------
Showboat Marina Casino Partnership/Showboat Marina
Finance Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                                   9,850,000        11,376,750
----------------------------------------------------------------------------------------------------------------------
Signature Resorts, Inc., 9.75% Sr. Sub. Nts., 10/1/07(7)                                  10,150,000        10,327,625
----------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06                                      7,525,000         7,656,687
----------------------------------------------------------------------------------------------------------------------
Trump Atlantic City Associates/Trump Atlantic City
Funding, Inc., 11.25% First Mtg. Nts., 5/1/06                                              3,145,000         3,062,444
                                                                                                        --------------
                                                                                                           158,572,368

----------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.4%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                                  7,600,000         8,094,000
----------------------------------------------------------------------------------------------------------------------
Carrols Corp., 11.50% Sr. Nts., 8/15/03                                                    3,570,000         3,815,437
----------------------------------------------------------------------------------------------------------------------
Family Restaurants, Inc., 10.875% Sr. Sub. Disc. Nts., 2/1/04                              4,000,000         2,820,000
----------------------------------------------------------------------------------------------------------------------
Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99(5)                                                                  4,645,000         4,766,931
9.75% Sr. Sub. Nts., 6/1/02(5)                                                            14,000,000        14,490,000
                                                                                                        --------------
                                                                                                            33,986,368





                  22         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.4%
CMI Industries, Inc., 9.50% Sr. Sub. Nts., 10/1/03(5)                                    $ 3,850,000      $  3,792,250
----------------------------------------------------------------------------------------------------------------------
Dan River, Inc., 10.125% Sr. Sub. Nts., 12/15/03                                           2,225,000         2,403,000
----------------------------------------------------------------------------------------------------------------------
PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                                         4,025,000         4,070,281
----------------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.,
9.39%, 7/14/98(12)                                                                        11,350,000        10,352,897
----------------------------------------------------------------------------------------------------------------------
Tultex Corp., 9.625% Sr. Nts., 4/15/07                                                     3,450,000         3,704,437
----------------------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., 12/1/06                                         5,300,000         5,538,500
                                                                                                        --------------
                                                                                                            29,861,365

----------------------------------------------------------------------------------------------------------------------
ENERGY--2.8%
----------------------------------------------------------------------------------------------------------------------
Belco Oil & Gas Corp., 8.875% Sr. Sub. Nts., 9/15/07(7)                                    1,650,000         1,670,625
----------------------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07(7)                                    19,750,000        19,996,875
----------------------------------------------------------------------------------------------------------------------
Canadian Forest Oil Ltd., 8.75% Sr. Sub. Nts., 9/15/07(7)                                  4,535,000         4,537,834
----------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
12% Gtd. Sr. Exchangeable Nts., 3/1/01                                                     5,000,000         5,400,000
8.50% Sr. Nts., 3/15/12                                                                    3,000,000         2,925,000
9.125% Sr. Nts., 4/15/06                                                                   2,630,000         2,682,600
----------------------------------------------------------------------------------------------------------------------
Clark Oil & Refining Corp., 10.50% Sr. Nts., 12/1/01                                       1,900,000         1,966,500
----------------------------------------------------------------------------------------------------------------------
Clark R&M Holdings, Inc., Zero Coupon Sr. Sec. Nts.,
Series A, 10.52%, 2/15/00(12)                                                             16,700,000        13,213,875
----------------------------------------------------------------------------------------------------------------------
Cliffs Drilling Co., 10.25% Sr. Nts., 5/15/03(7)                                           1,700,000         1,846,625
----------------------------------------------------------------------------------------------------------------------
Dailey Petroleum Services Corp., 9.75% Gtd. Sr.
Unsec. Nts., 8/15/07(7)                                                                    4,115,000         4,300,175
----------------------------------------------------------------------------------------------------------------------
DI Industries, Inc., 8.875% Sr. Nts., 7/1/07                                               4,840,000         5,009,400
----------------------------------------------------------------------------------------------------------------------
Energy Corp. of America, 9.50% Sr. Sub. Nts., 5/15/07                                      8,150,000         8,231,500
----------------------------------------------------------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., 2/15/07                                                               1,000,000         1,000,000
9.50% Sr. Sub. Nts., 11/1/06                                                              16,600,000        17,471,500
----------------------------------------------------------------------------------------------------------------------
Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99(5)                                     6,785,000         6,988,550
----------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp., Units (each unit consists of $1,000
principal amount of 0%/12.25% sr. disc. nts., 9/1/04 and
14 warrants to purchase one ordinary share)(7)(13)(15)                                    13,500,000        14,073,750
----------------------------------------------------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                                       15,750,000        16,498,125
----------------------------------------------------------------------------------------------------------------------
Mariner Energy, Inc., 10.50% Sr. Sub. Nts., 8/1/06                                         1,640,000         1,676,900
----------------------------------------------------------------------------------------------------------------------
Maxus Energy Corp., 8.50% Debs., 4/1/08                                                    1,000,000         1,013,200
----------------------------------------------------------------------------------------------------------------------
Mesa Operating Co.:
0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06(13)                                           11,290,000         9,032,000
10.625% Gtd. Sr. Sub. Nts., 7/1/06                                                        14,800,000        17,112,500
----------------------------------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., 11/1/06                                      9,675,000        10,158,750
----------------------------------------------------------------------------------------------------------------------
Parker Drilling Corp., 9.75% Gtd. Sr. Nts., 11/15/06                                       8,800,000         9,460,000
----------------------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                               16,220,000        15,327,900
----------------------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sub. Nts., 5/15/07(7)                                            9,680,000         9,922,000
----------------------------------------------------------------------------------------------------------------------
Rutherford-Moran Oil Corp., 10.75% Sr. Sub. Nts., 10/1/04(7)                               2,150,000         2,233,312





                  23         Oppenheimer Strategic Income Fund

                                                                                      FACE                MARKET VALUE
                                                                                      AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
ENERGY  (CONTINUED)
Statia Terminals International/Statia Terminals (Canada),
Inc., 11.75% First Mtg., Series B, 11/15/03                                           $    1,775,000      $  1,883,719
----------------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07(7)                                        8,250,000         8,219,062
----------------------------------------------------------------------------------------------------------------------
Wiser Oil Co., 9.50% Sr. Sub. Nts., 5/15/07(7)                                             3,750,000         3,675,000
                                                                                                        --------------
                                                                                                           217,527,277

----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--2.7%
----------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--0.9%
Alliance & Leicester Building Society, 8.75% Unsec.
Sub. Nts., 12/7/06(GBP)                                                                   10,660,000        18,834,576
----------------------------------------------------------------------------------------------------------------------
Banco Bamerindus do Brasil SA, 9% Unsec. Unsub.
Bonds, 10/29/98                                                                            3,240,000         3,288,600
----------------------------------------------------------------------------------------------------------------------
Banco de Colombia, 5.20% Cv. Jr. Unsec. Sub. Nts., 2/1/99(5)                               1,250,000         1,293,750
----------------------------------------------------------------------------------------------------------------------
Banco Nacional de Mexico SA, 11% Sub. Exchangeable
Capital Debs., 7/15/03                                                                     9,750,000        10,505,625
----------------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                                     4,167,000         4,604,535
----------------------------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc., 10.625% Sr. Sub. Nts., 10/1/03                            7,015,000         7,769,112
----------------------------------------------------------------------------------------------------------------------
Local Financial Corp., 11% Sr. Nts., 9/8/04(5)                                            10,000,000        10,500,000
----------------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(7)                          11,100,000        11,571,750
                                                                                                        --------------
                                                                                                            68,367,948

----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.4%
Aames Financial Corp., 9.125% Sr. Nts., 11/1/03                                            7,815,000         8,010,375
----------------------------------------------------------------------------------------------------------------------
Americredit Corp., 9.25% Sr. Nts., 2/1/04                                                  2,190,000         2,233,800
----------------------------------------------------------------------------------------------------------------------
Amresco, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04                                     6,250,000         6,546,875
----------------------------------------------------------------------------------------------------------------------
Bakrie Investindo, Zero Coupon Promissory Nts.,
26.59%, 7/10/98(12)(IDR)                                                              27,000,000,000         6,634,757
----------------------------------------------------------------------------------------------------------------------
Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                                         12,980,000        13,045,809
----------------------------------------------------------------------------------------------------------------------
Cityscape Financial Corp., 12.75% Sr. Nts., 6/1/04(7)                                      3,560,000         3,123,900
----------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(5)                                                  412,897           455,220
----------------------------------------------------------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr. Nts., 9/15/04(7)                                          3,300,000         3,366,000
----------------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Gtd. Bonds, 8/1/27                                          5,350,000         5,644,250
----------------------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03(5)                                            9,275,000        10,457,562
----------------------------------------------------------------------------------------------------------------------
Pindo Deli Finance Mauritius Ltd., 10.75% Gtd. Nts., 10/1/07(4)(5)                         5,520,000         5,713,200
----------------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts.,
Series B, 4/1/02                                                                          19,900,000        21,442,250
----------------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust, 7.375% Sr. Nts., 5/31/02(5)(6)                              14,526,000        15,035,519
----------------------------------------------------------------------------------------------------------------------
Washington Mutual Capital I, 8.375% Gtd. Bonds, 6/1/27                                     2,000,000         2,093,618
----------------------------------------------------------------------------------------------------------------------
Wilshire Financial Services Group, Inc., 13% Nts., 1/1/04                                  5,965,000         6,054,475
                                                                                                        --------------
                                                                                                           109,857,610





                  24         Oppenheimer Strategic Income Fund

                                                                                       FACE               MARKET VALUE
                                                                                       AMOUNT(1)          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
INSURANCE--0.4%
American International Group, Inc., 11.70% Unsec.
Unsub. Bonds, 12/4/01(ITL)                                                             3,000,000,000       $ 2,124,637
----------------------------------------------------------------------------------------------------------------------
Residential Reinsurance, 11.416% Nts., 12/15/98(6)                                        20,000,000        20,353,125
----------------------------------------------------------------------------------------------------------------------
Terra Nova Insurance (UK) Holdings plc, 10.75% Sr. Nts., 7/1/05                              900,000         1,005,558
----------------------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                                          9,445,000        10,082,537
                                                                                                        --------------
                                                                                                            33,565,857

----------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--0.7%
----------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.4%
Building Materials Corp. of America, 8.625% Sr. Nts., Series B, 12/15/06                   3,350,000         3,475,625
----------------------------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07(7)                            4,680,000         4,843,800
----------------------------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Nts., 9/1/07(7)                                                                10,550,000        10,721,437
9.25% Sr. Nts., 3/15/07                                                                    6,000,000         6,120,000
                                                                                                        --------------
                                                                                                            25,160,862

----------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE--0.3%
Blue Bell Funding, Inc., 11.85% Sec. Extendible Adjustable
Rate Nts., 5/1/99                                                                          4,414,000         4,546,420
----------------------------------------------------------------------------------------------------------------------
Continental Homes Holding Corp., 10% Gtd. Unsec.
Bonds, 4/15/06                                                                               660,000           699,600
----------------------------------------------------------------------------------------------------------------------
First Place Tower, Inc.:
9.22% First Mtg. Bonds, 12/15/05(CAD)                                                      1,547,050         1,325,778
Units (each unit consists of one $10 principal amount of 8.50%
cv. sub. debs., 12/15/15 and 40 common shares)(15)(CAD)                                      930,410         2,195,231
----------------------------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr. Nts., 3/1/04                                             2,400,000         2,640,000
----------------------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                             8,571,000         9,063,832
----------------------------------------------------------------------------------------------------------------------
International de Ceramica SA, 9.75% Gtd. Unsec. Unsub. Nts., 8/1/02(5)                     3,510,000         3,553,875
                                                                                                        --------------
                                                                                                            24,024,736

----------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.0%
----------------------------------------------------------------------------------------------------------------------
AEROSPACE--1.1%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                                      25,940,000        27,885,500
----------------------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04(7)                                                   3,525,000         3,608,719
----------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05(7)                                                                 8,050,000         8,492,750
12.25% Pass-Through Certificates, 12/1/02                                                 12,650,000        14,231,250
----------------------------------------------------------------------------------------------------------------------
GPA Delaware, Inc., 9.75%, 12/10/01(5)                                                     2,000,000         2,092,500
----------------------------------------------------------------------------------------------------------------------
Northwest Airlines Corp., 12.092% Sr. Gtd. Nts., 12/31/00(5)                               1,309,418         1,348,701
----------------------------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
Cl. A, 6/15/04(5)                                                                          4,480,538         4,582,695
----------------------------------------------------------------------------------------------------------------------
Rohr, Inc., 11.625% Sr. Nts., 5/15/03                                                     10,665,000        12,078,113
----------------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., 9/1/07(7)                            9,975,000        10,149,563
                                                                                                        --------------
                                                                                                            84,469,791





                  25         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.8%
Aftermarket Technology Corp., 12% Sr. Sub. Nts.,
Series B, 8/1/04                                                                         $ 3,400,000       $ 3,769,750
----------------------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., 7/15/07(7)                               4,775,000         5,013,750
----------------------------------------------------------------------------------------------------------------------
Chrysler Financial Corp., 13.25% Nts., 10/15/99                                            4,500,000         5,102,959
----------------------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06                         10,600,000        12,176,750
----------------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc.:
11% Sr. Sub. Nts., 7/15/06                                                                 6,690,000         7,517,888
9.125% Sr. Sub. Nts., 7/15/07(7)                                                           6,550,000         6,779,250
----------------------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                                4,335,000         4,573,425
----------------------------------------------------------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts., 7/15/06                                                       2,825,000         3,107,500
----------------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Sub. Nts., 6/15/07(7)                                12,100,000        12,674,750
                                                                                                        --------------
                                                                                                            60,716,022

----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--1.1%
Burke Industries, Inc., 10% Sr. Nts., 8/15/07(7)                                           3,475,000         3,587,938
----------------------------------------------------------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                                                                   8,700,000         9,461,250
12.50% Debs., 7/15/07(7)(10)                                                               3,311,568         3,642,725
----------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                                          11,503,000        12,797,088
----------------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07(7)                      6,300,000         6,583,500
----------------------------------------------------------------------------------------------------------------------
Insilco Corp., 10.25% Sr. Sub. Nts., 8/15/07(7)                                            8,650,000         8,974,375
----------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05(7)                            7,835,000         8,598,913
----------------------------------------------------------------------------------------------------------------------
Mettler Toledo, Inc., 9.75% Gtd. Sr. Sub. Nts., 10/1/06                                    9,275,000        10,434,375
----------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07(7)                                           4,550,000         4,618,250
----------------------------------------------------------------------------------------------------------------------
Roller Bearing Co. (America), 9.625% Sr. Sub. Nts., 6/15/07(5)                             6,400,000         6,568,000
----------------------------------------------------------------------------------------------------------------------
Synthetic Industries, Inc., 9.25% Sr. Sub. Nts., 2/15/07                                   2,585,000         2,675,475
----------------------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                               4,575,000         4,792,313
----------------------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(5)                                      5,000,000         5,187,500
                                                                                                        --------------
                                                                                                            87,921,702

----------------------------------------------------------------------------------------------------------------------
MEDIA--5.3%
----------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.4%
Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                                      2,710,000         2,967,450
----------------------------------------------------------------------------------------------------------------------
Azteca Holdings SA, 11% Sr. Nts., 6/15/02(7)                                               5,730,000         6,059,475
----------------------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07                           9,825,000        10,119,750
----------------------------------------------------------------------------------------------------------------------
Chancellor Radio Broadcasting Co., 8.75% Sr. Sub. Nts., 6/15/07(7)                         7,400,000         7,603,500
----------------------------------------------------------------------------------------------------------------------
Conecel Holdings Ltd., Units (each unit consists of $1,000
principal amount of 14% sec. nts., 10/1/00 and one warrant
to purchase Class B common stock)(4)(5)(15)                                                4,075,000         4,197,250
----------------------------------------------------------------------------------------------------------------------
Consorcio Ecuatoriano, 14% Nts., 5/1/02(5)                                                 7,035,000         7,615,388





                 26         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
BROADCASTING    (CONTINUED)
Jacor Communications Co., 8.75% Gtd. Sr. Sub. Nts., 6/15/07(7)                           $ 4,400,000      $  4,504,500
----------------------------------------------------------------------------------------------------------------------
Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                                  2,000,000         2,149,708
----------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                                8,425,000         9,225,375
----------------------------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., 5/15/04(7)(11)                                          3,000,000         2,895,000
----------------------------------------------------------------------------------------------------------------------
SCI Television, Inc., 11% Sr. Sec. Nts., 6/30/05(5)                                        2,153,155         2,266,196
----------------------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 10.75% Sr. Sub. Nts., Series B, 5/15/06                            1,900,000         2,092,375
----------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
10% Sr. Sub. Nts., 9/30/05                                                                 1,800,000         1,899,000
9% Sr. Sub. Nts., 7/15/07(7)                                                              18,050,000        18,004,875
----------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.:
11% Sr. Nts., 3/15/04                                                                      2,400,000         2,628,000
12.50% Sr. Nts., 6/15/02                                                                   1,000,000         1,145,000
----------------------------------------------------------------------------------------------------------------------
TV Azteca SA de CV:
10.125% Gtd. Sr. Nts., Series A, 2/15/04                                                   3,300,000         3,460,875
10.50% Gtd. Sr. Nts., Series B, 2/15/07                                                    5,150,000         5,478,313
----------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                                             13,125,000        12,862,500
9% Sr. Sub. Nts., Series B, 1/15/06                                                          825,000           829,125
                                                                                                        --------------
                                                                                                           108,003,655

----------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--2.4%
Adelphia Communications Corp.:
10.50% Sr. Nts., 7/15/04(7)                                                                6,040,000         6,440,150
9.25% Sr. Nts., 10/1/02(7)                                                                 7,175,000         7,246,750
9.875% Sr. Nts., 3/1/07                                                                    2,100,000         2,178,750
----------------------------------------------------------------------------------------------------------------------
American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(13)                          3,744,080         1,497,632
----------------------------------------------------------------------------------------------------------------------
Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08                            4,400,000         4,761,587
----------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.:
10.50% Sr. Sub. Debs., 5/15/16                                                             7,950,000         9,063,000
9.875% Sr. Sub. Debs., 2/15/13                                                             2,620,000         2,842,700
9.875% Sr. Sub. Nts., 5/15/06                                                              2,215,000         2,408,813
----------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(13)                       2,525,000         2,288,281
----------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Nts., 7/1/02(7)                                           13,100,000        14,508,250
----------------------------------------------------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(5)                                                        8,259,155         8,176,564
----------------------------------------------------------------------------------------------------------------------
EchoStar II, 8.25% Bonds, 11/9/01(5)                                                       7,600,684         7,524,678
----------------------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
Disc. Nts., 3/15/04(13)                                                                   18,170,000        15,262,800
----------------------------------------------------------------------------------------------------------------------
FrontierVision Holdings LP, 0%/11.875% Sr. Disc.
Nts., 9/15/07(7)(13)                                                                       1,075,000           741,750
----------------------------------------------------------------------------------------------------------------------
Fundy Cable Ltd./Ltee, 11% Sr. Sec. Second Priority
Nts., 11/15/05(5)                                                                          3,400,000         3,723,000
----------------------------------------------------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
Series B, 11/1/03(6)                                                                      11,649,000        12,318,818





                  27         Oppenheimer Strategic Income Fund

                                                                                        FACE              MARKET VALUE
                                                                                        AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION    (CONTINUED)
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(13)                               $  1,900,000      $  1,724,250
----------------------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                                              10,950,000        10,908,938
----------------------------------------------------------------------------------------------------------------------
Panamsat International Systems LP, 12.75% Debs., 4/15/05(6)                               17,492,000        21,165,320
----------------------------------------------------------------------------------------------------------------------
Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub.
Disc. Nts., 8/1/03(5)(13)                                                                 20,500,000        20,077,084
----------------------------------------------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second Priority Sr.
Sec. Debs., 12/1/07                                                                        5,000,000         5,500,000
----------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07(CAD)                                 20,000,000        14,436,779
----------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc.:
0%/10.875% Sr. Sub. Nts., 2/15/07(7)(13)                                                   5,030,000         3,294,650
 10.875% Sr. Sub. Nts., 2/15/07(7)                                                         9,365,000         9,880,075
----------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                              2,900,000         3,220,586
                                                                                                        --------------
                                                                                                           191,191,205

----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--1.2%
Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03                     9,050,000         9,728,750
----------------------------------------------------------------------------------------------------------------------
GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(7)                                             795,459           757,246
----------------------------------------------------------------------------------------------------------------------
Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                         1,425,000         1,503,375
----------------------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07(7)                                 2,075,000         2,209,875
----------------------------------------------------------------------------------------------------------------------
ITT Promedia, 9.125% Sr. Sub. Nts., 9/15/07(7)(DEM)                                       33,825,000        19,989,301
----------------------------------------------------------------------------------------------------------------------
ITT Publimedia BV, 9.375% Sr. Sub. Nts., 9/15/07(7)                                        4,750,000         4,940,000
----------------------------------------------------------------------------------------------------------------------
Katz Media Corp., 10.50% Sr. Sub. Nts., 1/15/07                                            3,870,000         4,179,600
----------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07(7)                                                           4,250,000         4,239,375
9.625% Sr. Sub. Nts., 12/1/06                                                              8,575,000         9,089,500
----------------------------------------------------------------------------------------------------------------------
News America Holdings, Inc., 10.125% Gtd. Sr. Debs., 10/15/12                              3,300,000         3,846,255
----------------------------------------------------------------------------------------------------------------------
Outdoor Systems, Inc., 8.875% Sr. Sub. Nts., 6/15/07                                       4,650,000         4,766,250
----------------------------------------------------------------------------------------------------------------------
Time Warner Entertainment LP/Time Warner, Inc.,
8.375% Sr. Debs., 3/15/23                                                                  8,209,000         8,892,702
----------------------------------------------------------------------------------------------------------------------
Time Warner, Inc.:
9.125% Debs., 1/15/13                                                                      2,000,000         2,324,918
9.15% Debs., 2/1/23                                                                        9,000,000        10,472,256
----------------------------------------------------------------------------------------------------------------------
Universal Outdoor, Inc.:
9.75% Sr. Sub. Nts., 10/15/06                                                              6,785,000         7,259,950
9.75% Sr. Sub. Nts., Series B, 10/15/06                                                    3,175,000         3,397,250
                                                                                                        --------------
                                                                                                            97,596,603

----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.2%
Imax Corp., 10% Sr. Nts., 3/1/01                                                          13,780,000        14,589,575





                  28         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.1%
Hollinger International Publishing, Inc.,
9.25% Gtd. Sr. Sub. Nts., 3/15/07                                                        $ 2,700,000       $ 2,821,500
----------------------------------------------------------------------------------------------------------------------
Sun Media Corp.:
9.50% Sr. Sub. Nts., 2/15/07                                                               3,100,000         3,224,000
9.50% Sr. Sub. Nts., 5/15/07                                                               1,000,000         1,040,000
                                                                                                        --------------
                                                                                                             7,085,500
----------------------------------------------------------------------------------------------------------------------
OTHER--1.2%
----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.4%
Acadia Partners LP, 13% Sr. Sub. Nts., 10/1/97(7)                                         25,000,000        25,187,500
----------------------------------------------------------------------------------------------------------------------
Cia Latino Americana de Infraestructura & Servicios SA-
CLISA, 11.625% Gtd. Sr. Nts., 6/1/04(5)                                                      650,000           690,625
----------------------------------------------------------------------------------------------------------------------
Grupo Mexicano de Desarrollo SA, 8.25% Gtd. Nts., 2/17/01(7)(14)                           6,000,000         2,715,000
----------------------------------------------------------------------------------------------------------------------
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(13)                              1,075,000         1,058,875
----------------------------------------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12.75% Bonds, 12/30/99                                         4,870,000         4,943,050
                                                                                                        --------------
                                                                                                            34,595,050

----------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL--0.1%
Allied Waste Industries, Inc., 0%/11.30% Sr. Disc. Nts., 6/1/07(7)(13)                     4,150,000         2,816,813
----------------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 10.25% Sr. Sub. Nts., 12/1/06                            3,435,000         3,769,913
                                                                                                        --------------
                                                                                                             6,586,726

----------------------------------------------------------------------------------------------------------------------
SERVICES--0.7%
Borg-Warner Security Corp.:
9.125% Sr. Sub. Nts., 5/1/03(16)                                                          10,660,000        10,899,850
9.625% Sr. Sub. Nts., 3/15/07                                                              1,450,000         1,508,000
----------------------------------------------------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(5)(13)                                      6,650,000         5,220,250
----------------------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                            4,850,000         4,753,000
----------------------------------------------------------------------------------------------------------------------
Neodata Services, Inc., 12% Sr. Deferred Coupon Nts.,
Series B, 5/1/03                                                                           4,475,000         4,905,719
----------------------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
0%/13.625% Sr. Disc. Nts., 6/30/05(13)                                                     5,600,000         6,048,000
6.75% Cv. Gtd. Sr. Sub. Nts., 9/15/03                                                     11,090,000        12,919,850
----------------------------------------------------------------------------------------------------------------------
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                                 5,000,000         5,693,750
                                                                                                        --------------
                                                                                                            51,948,419

----------------------------------------------------------------------------------------------------------------------
RETAIL--1.2%
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.3%
Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts.,
Series B, 9/1/03                                                                           3,000,000         3,187,500
----------------------------------------------------------------------------------------------------------------------
Central Termica Guemes, 12% Bonds, 11/26/01(5)                                             6,025,000         6,559,719
----------------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                                   6,600,000         7,326,000
----------------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03(5)                                     5,185,000         5,522,025





                  29         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING    (CONTINUED)
Specialty Retailers, Inc.:
8.50% Gtd. Sr. Nts., 7/15/05                                                             $ 2,175,000       $ 2,240,250
9% Gtd. Sr. Sub. Nts., 7/15/07                                                             1,000,000         1,025,000
                                                                                                        --------------
                                                                                                            25,860,494

----------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.9%
Fleming Cos., Inc.:
10.625% Sr. Sub. Nts., 7/31/07(7)                                                         14,750,000        15,487,500
10.50% Sr. Sub. Nts., 12/1/04(7)                                                           4,100,000         4,305,000
----------------------------------------------------------------------------------------------------------------------
Kroger Co., 8.50% Sr. Sec. Debs., 6/15/03                                                  4,000,000         4,223,480
----------------------------------------------------------------------------------------------------------------------
P&C Food Markets, Inc., 11.50% Sr. Nts., 10/15/01                                          2,225,000         2,158,250
----------------------------------------------------------------------------------------------------------------------
Ralph's Grocery Co.:
11% Sr. Sub. Nts., 6/15/05(7)                                                              3,925,000         4,317,500
10.45% Sr. Nts., 6/15/04                                                                  12,790,000        14,069,000
----------------------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., 7/1/07(7)                             19,050,000        19,288,125
----------------------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Sub. Nts., 7/1/04(7)                                7,225,000         7,450,781
                                                                                                        --------------
                                                                                                            71,299,636

----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--6.9%
----------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--4.0%
Amphenol Corp., 9.875% Sr. Sub. Nts., 5/15/07                                              2,150,000         2,289,750
----------------------------------------------------------------------------------------------------------------------
Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs.,
Series B, 3/1/05(13)                                                                       3,400,000         2,873,000
----------------------------------------------------------------------------------------------------------------------
Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(5)(13)                                     11,525,000        11,121,625
----------------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc.:
0%/13% Sr. Disc. Nts., 6/15/05(5)(13)                                                      6,700,000         4,723,500
Units (each unit consists of $1,000 principal amount of
0%/14% sr. disc. nts., 10/1/07 and one warrant to purchase
13.671 shares of common stock at $14.30 per share)(5)(13)(15)                             10,200,000         5,189,250
----------------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc., Zero Coupon
Sr. Disc. Nts., 11.16%, 8/15/00(12)                                                       24,615,000        19,076,625
----------------------------------------------------------------------------------------------------------------------
Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(5)(13)                              26,956,000        26,282,100
----------------------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc., 0%/14.75% Sr. Disc.
Nts., 12/15/05(13)                                                                        11,075,000         8,583,125
----------------------------------------------------------------------------------------------------------------------
Comcast Cellular Communications, Inc., 9.50% Sr. Nts., 5/1/07(7)                           1,275,000         1,338,750
----------------------------------------------------------------------------------------------------------------------
Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon
Bonds, 11/15/03(13)                                                                       15,659,000        12,214,020
----------------------------------------------------------------------------------------------------------------------
Dial Call Communications, Inc., 0%/12.25% Sr. Disc. Nts.,
4/15/04(13)                                                                               13,430,000        12,607,413
----------------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07(7)                                           2,250,000         2,264,063
----------------------------------------------------------------------------------------------------------------------
Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07                                      1,140,000         1,128,600
----------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                                 6,345,000         6,424,313





                 30         Oppenheimer Strategic Income Fund

                                                                                        FACE              MARKET VALUE
                                                                                        AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY    (CONTINUED)
Geotek Communications, Inc.:
0%/15% Sr. Sec. Disc. Nts., 7/15/05(13)                                                 $  7,175,000      $  4,340,875
12% Cv. Sr. Sub. Nts., 2/15/01(5)                                                            750,000           637,500
----------------------------------------------------------------------------------------------------------------------
Globalstar LP/Globalstar Capital Corp., 11.375%
Sr. Nts., 2/15/04(7)                                                                       3,070,000         3,208,150
----------------------------------------------------------------------------------------------------------------------
HighwayMaster Communications, Inc., Units (each
unit consists of $1,000 principal amount of 13.75% sr. nts.,
9/15/05 and one warrant to purchase 6.566 shares of
common stock at $9.625 per share)(7)(15)                                                   3,300,000         3,456,750
----------------------------------------------------------------------------------------------------------------------
Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                            7,200,000         7,353,000
----------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc.
Nts., 6/1/06(13)                                                                           9,275,000         6,353,375
----------------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc.
Nts., 6/1/06(13)                                                                          20,200,000        15,756,000
----------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts., 9/15/07(7)(13)                                                  18,100,000        11,267,250
0%/11.50% Sr. Disc. Nts., 9/1/03(13)                                                      13,000,000        12,658,750
----------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 9.625% Sr. Nts., 10/1/07(4)                                 6,400,000         6,624,000
----------------------------------------------------------------------------------------------------------------------
Occidente y Caribe Celular SA, 0%/14% Sr. Disc. Nts.,
Series B, 3/15/04(13)                                                                      5,400,000         4,293,000
----------------------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                                  5,710,000         5,938,400
11.625% Sr. Nts., Series A, 8/15/06                                                       10,105,000        10,509,200
----------------------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp.,
14% Sr. Nts., 8/15/04                                                                     19,105,000        19,964,725
----------------------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(13)                                                 7,900,000         8,038,250
0%/14% Sr. Sub. Disc. Nts., 11/15/01(13)                                                  24,067,000        26,955,040
10.75% Sr. Nts., 11/1/04                                                                   2,355,000         2,555,175
----------------------------------------------------------------------------------------------------------------------
Real Time Data, Inc., Units (each unit consists of $1,000
principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and
one warrant to purchase six ordinary shares)(5)(13)(15)                                   18,540,000        11,170,350
----------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 0%/12.50%
Sr. Disc. Nts., 8/15/06(13)                                                                3,240,000         2,470,500
----------------------------------------------------------------------------------------------------------------------
Teletrac, Inc., Units (each unit consists of $1,000 principal amount of 14% sr. nts., 8/1/07 and one warrant to buy .537495
ordinary share)(5)(15)                                                                     2,450,000         2,566,375
----------------------------------------------------------------------------------------------------------------------
Therma-Wave, Inc., 10.625% Sr. Nts., 5/15/04(7)                                            1,300,000         1,397,500
----------------------------------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07                                                  3,190,000         3,285,700
----------------------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                                    3,800,000         4,294,000
----------------------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II:
14% Sr. Nts., 11/1/04                                                                      9,965,000        11,260,450
9.50% Sr. Nts., 2/1/04                                                                    10,070,000        10,019,650
----------------------------------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07(7)                                           5,625,000         5,821,875
                                                                                                        --------------
                                                                                                           318,311,974





                  31         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY--2.9%
American Communications Services, Inc.:
0%/12.75% Sr. Disc. Nts., 4/1/06(13)                                                     $   840,000       $   579,600
0%/13% Sr. Disc. Nts., 11/1/05(13)                                                         1,495,000         1,091,350
13.75% Sr. Nts., 7/15/07(7)                                                                5,925,000         6,784,125
----------------------------------------------------------------------------------------------------------------------
Bell Cablemedia plc:
0%/11.875% Sr. Disc. Nts., 9/15/05(13)                                                     7,950,000         6,933,823
0%/11.95% Sr. Disc. Nts., 7/15/04(5)(13)                                                  22,800,000        21,318,000
----------------------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc.:
0%/10.875% Sr. Disc. Nts., 3/1/06(13)                                                      7,150,000         5,809,375
0%/11.875% Sr. Disc. Nts., 11/1/06(13)                                                    11,615,000         9,103,256
10% Sr. Nts., 6/1/07                                                                      14,350,000        16,359,000
----------------------------------------------------------------------------------------------------------------------
BTI Telecom Corp., 10.50% Sr. Nts., 9/15/07(7)                                             6,600,000         6,831,000
----------------------------------------------------------------------------------------------------------------------
Call-Net Enterprises, Inc.:
0%/13.25% Sr. Disc. Nts., 12/1/04(13)                                                      6,800,000         6,154,000
0%/9.27% Sr. Disc. Nts., 8/15/07(13)                                                       6,050,000         4,053,500
8.375% Sr. Nts., 8/15/07(CAD)                                                              6,400,000         4,813,586
----------------------------------------------------------------------------------------------------------------------
Colt Telecom Group plc, Units (each unit consists of
$1,000 principal amount of 0%/12% sr. disc. nts., 12/15/06
and one warrant to purchase 7.8 ordinary shares)(13)(15)                                  17,325,000        12,907,125
----------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
11/15/07(13)                                                                               6,260,000         4,945,400
----------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/11.75% Sr. Disc.
Nts., 12/15/05(13)                                                                        15,025,000        11,343,875
---------------------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub.
Disc. Nts., 12/15/05(7)(13)                                                                1,800,000         1,356,750
----------------------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Bonds, 12/15/05(13)                                             12,220,000         9,378,850
----------------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(13)                                                  1,465,000         1,098,750
0%/13.50% Sr. Disc. Nts., 9/15/05(13)                                                     14,200,000        11,502,000
----------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 0%/11.25% Sr. Disc.
Nts., 7/15/07(13)                                                                         13,000,000         9,100,000
----------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc.:
0%/10.50% Sr. Disc. Nts., 3/1/07(13)                                                       5,145,000         3,678,675
9.25% Sr. Nts., 7/15/07(7)                                                                 1,725,000         1,845,750
----------------------------------------------------------------------------------------------------------------------
MGC Communications, Inc., Units (each unit consists
of $1,000 principal amount of 13% sr. sec. nts., 10/1/04
and one warrant to purchase 8.07 shares of common stock
at $0.01 per share)(7)(15)                                                                 5,100,000         5,329,500
----------------------------------------------------------------------------------------------------------------------
NTL, Inc.:
0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(13)                                            900,000           825,750
10% Sr. Nts., 2/15/07                                                                      7,725,000         8,111,250
----------------------------------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc.:
9% Cv. Sub. Nts., 6/1/06(7)                                                                1,500,000         2,000,625
Units (each unit consists of $1,000 principal amount of
0%/14% sr. disc. nts., 6/1/04 and one warrant to purchase
34 ordinary shares)(5)(13)(15)                                                            13,200,000        12,606,000





                  32         Oppenheimer Strategic Income Fund

                                                                                         FACE           MARKET VALUE
                                                                                         AMOUNT(1)      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY  (CONTINUED)
PTC International Finance BV, 0%/10.75% Gtd. Sr. Sub.
Unsec. Bonds, 7/1/07(7)(13)                                                              $ 6,532,000    $    4,000,850
----------------------------------------------------------------------------------------------------------------------
Shaw Communications, Inc., 8.54% Debs., 9/30/27(4)(CAD)                                   14,580,000        10,515,713
----------------------------------------------------------------------------------------------------------------------
Telefonica de Argentina SA, 11.875% Unsec. Nts., 11/1/04                                     300,000           365,250
----------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc., 0%/11.125% Sr.
Disc. Nts., 7/1/07(13)                                                                    21,350,000        16,759,750
----------------------------------------------------------------------------------------------------------------------
Telewest Communications plc, 0%/11% Sr. Disc. Debs., 10/1/07(13)                          10,975,000         8,286,125
----------------------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr. Nts., 3/1/04                                           2,715,000         2,592,825
----------------------------------------------------------------------------------------------------------------------
Videotron Holdings plc, 0%/11% Sr. Disc. Nts., 8/15/05(13)                                 1,650,000         1,431,375
                                                                                                        --------------
                                                                                                           229,812,803

----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.9%
----------------------------------------------------------------------------------------------------------------------
RAILROADS--0.3%
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr.
Disc. Nts., Series B, 12/15/03(13)                                                        27,791,000        24,247,648
----------------------------------------------------------------------------------------------------------------------
SHIPPING--0.3%
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(7)                                          11,800,000        12,685,000
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and one warrant)(7)(15)                           11,325,000        12,740,625
                                                                                                        --------------
                                                                                                            25,425,625

----------------------------------------------------------------------------------------------------------------------
TRUCKING--0.3%
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., 7/1/07(7)                                      9,965,000        10,064,650
----------------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(7)                           14,783,746        12,806,420
----------------------------------------------------------------------------------------------------------------------
Western Star Truck Holdings Ltd., 8.75% Sr. Nts., 5/1/07(7)                                2,875,000         2,990,000
                                                                                                        --------------
                                                                                                            25,861,070

----------------------------------------------------------------------------------------------------------------------
UTILITIES--1.1%
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.1%
AES Corp., 8.375% Sr. Sub. Nts., 8/15/07                                                   5,000,000         5,037,500
----------------------------------------------------------------------------------------------------------------------
C.A. La Electricidad de Caracas, 6.75% Exchange Eurobonds,
9/30/03(5)(6)                                                                              3,158,996         2,949,713
----------------------------------------------------------------------------------------------------------------------
CalEnergy, Inc., 9.50% Sr. Nts., 9/15/06                                                   1,200,000         1,291,500
----------------------------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                                   18,365,000        19,880,113
----------------------------------------------------------------------------------------------------------------------
Calpine Corp.:
10.50% Sr. Nts., 5/15/06(5)                                                                  595,000           653,013
8.75% Sr. Nts., 7/15/07(7)                                                                10,000,000        10,225,000
9.25% Sr. Nts., 2/1/04                                                                     1,370,000         1,414,525
----------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                             9,300,000        10,323,000
----------------------------------------------------------------------------------------------------------------------
First PV Funding Corp.:
10.15% Lease Obligation Bonds, Series 1986B, 1/15/16(5)                                    9,329,000         9,935,385
10.30% Lease Obligation Bonds, Series 1986A, 1/15/14(5)                                   11,837,000        12,606,405





                  33         Oppenheimer Strategic Income Fund


                                                                                          FACE           MARKET VALUE
                                                                                          AMOUNT(1)      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES  (CONTINUED)
Subic Power Corp.:
9.50% Sr. Sec. Nts., 12/28/08                                                             $6,305,092     $   6,472,399
9.50% Sr. Sec. Nts., 12/28/08(7)                                                           5,075,862         5,210,550
                                                                                                        --------------
                                                                                                            85,999,103

----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.0%
Beaver Valley II Funding Corp., 9% Second Lease Obligation
Bonds, 6/1/17(5)                                                                             956,000         1,030,090
----------------------------------------------------------------------------------------------------------------------
CE Casecnan Water & Energy, Inc., 11.95% Sr. Nts.,
Series B, 11/15/10                                                                         1,800,000         1,998,000
                                                                                                        --------------
                                                                                                             3,028,090
                                                                                                        --------------
Total Corporate Bonds and Notes (Cost $2,562,024,038)                                                    2,677,584,375

                                                                                          SHARES
======================================================================================================================
COMMON STOCKS--0.5%
----------------------------------------------------------------------------------------------------------------------
Celcaribe SA(5)(17)                                                                        1,658,520         7,048,710
----------------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc.(17)                                                                39,200           492,450
----------------------------------------------------------------------------------------------------------------------
Coinstar, Inc.(17)                                                                            46,550           605,150
----------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(5)                                                                              525           526,312
----------------------------------------------------------------------------------------------------------------------
El Paso Electric Co.                                                                         500,506         3,003,036
----------------------------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(5)                                                                        68,985           344,925
----------------------------------------------------------------------------------------------------------------------
Grand Union Co.(17)                                                                          218,257           381,950
----------------------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc.(17)                                                             168,400         2,336,550
----------------------------------------------------------------------------------------------------------------------
Ladish Co., Inc.(5)(17)                                                                      806,000         2,619,500
----------------------------------------------------------------------------------------------------------------------
Omnipoint Corp.(5)(17)                                                                       640,625        12,856,543
----------------------------------------------------------------------------------------------------------------------
Optel, Inc.(5)(17)                                                                            10,950               110
----------------------------------------------------------------------------------------------------------------------
Sheridan Energy, Inc.(17)(18)                                                                394,283         1,429,276
----------------------------------------------------------------------------------------------------------------------
Vail Resorts, Inc.(17)                                                                       170,000         4,547,500
----------------------------------------------------------------------------------------------------------------------
Walter Industries, Inc.(17)                                                                  119,583         2,384,186
                                                                                                        --------------
Total Common Stocks (Cost $26,526,796)                                                                      38,576,198

======================================================================================================================
PREFERRED STOCKS--2.0%
----------------------------------------------------------------------------------------------------------------------
American Radio Systems Corp., 11.375% Cum.
Exchangeable Preferred                                                                         9,396         1,129,869
----------------------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable
Preferred Stock, Non-Vtg.                                                                    108,875         3,075,719
----------------------------------------------------------------------------------------------------------------------
BankUnited Capital Trust, 10.25% Redeemable Trust
Preferred Securities(5)                                                                   10,050,000        10,150,500
----------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.:
11.125% Exchangeable Preferred Stock, Series M(10)                                            59,798         6,570,305
8.50% Cum. Cv., Series I                                                                      36,500         1,067,625
----------------------------------------------------------------------------------------------------------------------
California Federal Bank, 11.50% Non-Cum., Non-Vtg.                                           111,500        12,717,969
----------------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred(5)(17)(18)                                                         130,000         3,250,000





                  34         Oppenheimer Strategic Income Fund

                                                                                                          MARKET VALUE
                                                                                          SHARES          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS  (CONTINUED)
Clark USA, Inc., 11.50% Cum. Preferred Stock(4)(7)(10)                                         1,700      $  1,746,750
----------------------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B                                 307,300        11,139,625
----------------------------------------------------------------------------------------------------------------------
Crown American Realty Trust, 11% Cum. Non-Vtg.
Preferred, Series A                                                                           49,500         2,648,250
----------------------------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(5)(10)                               600,000         5,850,000
----------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(4)(7)(10)                                               5,250         5,460,000
----------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 11.40% Preferred Stock, Series A(10)                                   106,122        11,806,072
----------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Trust, 9% Preferred Securities                                     12,605,000        13,109,200
----------------------------------------------------------------------------------------------------------------------
Golden State Bancorp., 8.75% Cv. Preferred Stock, Series A                                    20,000         1,483,750
----------------------------------------------------------------------------------------------------------------------
K-III Communications Corp.:
$11.625 Exchangeable, Series B(5)(10)                                                         70,912         7,702,820
9.20% Preferred Stock, Series E(7)                                                            46,400         4,674,800
Sr. Exchangeable, Series A                                                                    80,000         2,160,000
----------------------------------------------------------------------------------------------------------------------
Kelley Oil & Gas Corp., $2.625 Cv.(18)                                                       159,100         3,897,950
----------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Sr.
Exchangeable Preferred(10)                                                                   176,594        11,611,056
----------------------------------------------------------------------------------------------------------------------
Prime Retail, Inc., $19.00 Cv., Series B                                                     325,000         7,881,250
----------------------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg.                                       2,200         2,546,500
----------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., 14.25% Cum. Sr.
Exchangeable Preferred Stock, Non-Vtg.(7)                                                      5,000         5,237,500
----------------------------------------------------------------------------------------------------------------------
Unisys Corp., $3.75 Cv., Series A                                                             80,000         3,685,000
----------------------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
Preferred Stock(18)                                                                          387,400        10,048,188
9.16% Cv. Preferred Stock, Series B(18)                                                      280,000         8,260,000
                                                                                                        --------------
Total Preferred Stocks (Cost $144,060,275)                                                                 158,910,698


======================================================================================================================
OTHER SECURITIES--0.3%
----------------------------------------------------------------------------------------------------------------------
SD Warren Co., 14% Cum. Exchangeable, Series B                                               244,770        11,320,612
----------------------------------------------------------------------------------------------------------------------
SDW Holdings Corp., 15% Cum. Sr. Exchangeable Preferred(5)                                   162,350         5,966,363
----------------------------------------------------------------------------------------------------------------------
WorldCom, Inc., 8% Cv. Depositary Shares each Representing
1/100 Share of Dividend Enhanced Convertible Stock                                            50,000         6,150,000
                                                                                                        --------------
Total Other Securities (Cost $20,375,020)                                                                   23,436,975

                                                                                          UNITS
======================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
----------------------------------------------------------------------------------------------------------------------
American Communications Services, Inc. Wts., Exp. 11/05(5)                                     5,225           496,375
----------------------------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts.:
Exp. 6/99(5)                                                                                 119,070             1,191
Wts., Exp. 8/00(5)                                                                             8,000                80
----------------------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust(5)                                            118,975             1,190
----------------------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 5/00(5)                                                          780                 6
----------------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00(5)                                                      262,500            65,625





                  35         Oppenheimer Strategic Income Fund

                                                                                                          MARKET VALUE
                                                                                          SHARES          SEE NOTE 1
======================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES  (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc. Wts., Exp. 2/99(5)                                         74,086      $         --
----------------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc. Wts., Exp. 8/03(5)                                16,370           278,290
----------------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(5)(18)                                                       130,000            65,000
----------------------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc. Wts., Exp. 9/05                                                  7,425            55,316
----------------------------------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/03(5)                                                    8,109           445,995
----------------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc. Wts., Exp. 10/03(5)                                          6,600            33,000
----------------------------------------------------------------------------------------------------------------------
Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99(5)                                              7,250           203,000
----------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc. Wts., Exp. 7/05(5)                                               690,000         1,035,000
----------------------------------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01(5)                                           1,035            41,917
----------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(5)                                                   46,860           702,900
----------------------------------------------------------------------------------------------------------------------
IHF Capital, Inc., Series I Wts., Exp. 11/99(5)                                                5,400           270,000
----------------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc. Wts., Exp. 11/99(5)                                                         1,750           280,000
----------------------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                                         13,050                --
----------------------------------------------------------------------------------------------------------------------
Mexican Value Rts.                                                                        25,000,000                --
----------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
Conditional Wts., Exp. 12/97(5)                                                               29,300            18,312
Wts., Exp. 12/97(5)                                                                           29,300           410,200
----------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc. Wts., Exp. 2/09(5)                                             165,715                --
----------------------------------------------------------------------------------------------------------------------
Occidente y Caribe Celular SA Wts., Exp. 3/04(5)                                              21,600               216
----------------------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(5)                                                          102,500         2,057,047
----------------------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/03(5)                                                                                182,000         2,366,000
Exp. 6/05(5)                                                                                  13,440           174,720
----------------------------------------------------------------------------------------------------------------------
Stroh Brewery Co. Wts., Exp. 7/06(5)                                                          19,164           148,521
----------------------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc. Wts., Exp. 3/07(5)                                                  2,715             5,430
----------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc. Wts., Exp. 11/99(5)                                       20,345           244,140
----------------------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc. Wts., Exp. 1/02(5)(18)                                   196,400           257,775
                                                                                                        --------------
Total Rights, Warrants and Certificates (Cost $3,355,785)                                                    9,657,246

                                                                                          FACE
                                                                                          AMOUNT(1)
======================================================================================================================
STRUCTURED INSTRUMENTS--6.5%
----------------------------------------------------------------------------------------------------------------------
AIG International, Inc., Goldman Sachs Commodity Index Total
Return Leveraged-Linked Contingent Payment Promissory Nts.,
6.178%, 3/30/99(19)                                                                      $ 5,000,000         5,000,000
----------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Canada Banker's Acceptance Indexed Yield Nts., 8.405%,
5/22/98                                                                                   19,350,000        19,220,355
----------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
CD Linked Nts.:
12.50%, 3/6/98                                                                            25,000,000        25,156,250
5.106%, 11/21/97 (linked to the Goldman Sachs Commodity
Index Excess Return)(19)                                                                   2,000,000         2,519,000





                  36         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS  (CONTINUED)
Bayerische Landesbank Girozentrale (New York Branch)
Goldman Sachs Commodity Index Excess Return
Leveraged-Linked Nts., 5.488%, 12/8/97(19)                                               $ 8,750,000       $ 9,792,125
----------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Lehman Brothers High Yield Bond Index Nts., 12.50%, 2/4/98                                14,250,000        14,291,325
----------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Nikkei 225 Equity-Linked Nts., 6.03%, 4/23/98                                             17,500,000        16,968,000
----------------------------------------------------------------------------------------------------------------------
Business Development Bank of Canada, Goldman Sachs
Commodity Index Excess Return Leveraged-Linked
Commercial Paper, 5.40%, 12/22/97(19)                                                      7,000,000         7,750,400
----------------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce (New York Branch)
Canadian Dollar Three Month Banker's Acceptance Linked
Maximum Rate Nts., 8.66%, 4/13/98                                                          1,000,000         1,001,000
----------------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce (New York Branch)
Three Month British Pound LIBOR Forward Linked Nts.,
5.79%, 5/22/98                                                                            20,440,000        20,260,128
----------------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce, U.S. Dollar/Japanese
Yen Basis Arbitrage Nts., 10.379%, 4/14/98(5)(6)                                           9,735,000         9,735,000
----------------------------------------------------------------------------------------------------------------------
Cargill Financial Services Corp., Goldman Sachs Commodity
Index Total Return Leveraged-Linked Nts., 5.469%, 12/4/97(19)                              8,000,000         8,308,520
----------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston (Cayman) Ltd.:
OAO Bank Menatep Credit & Russian Rouble Convertibility
Linked Nts., Zero Coupon, 11.05%, 12/16/97(5)(12)                                         38,700,000        37,763,886
City of Moscow, Credit & Convertibility Linked Nts.,
Series EM 215, Zero Coupon, 12.05%, 12/30/97(12)                                          11,250,000        10,923,199
----------------------------------------------------------------------------------------------------------------------
Daiwa Finance Corp. (New York), Daiwa Physical
Commodity Index Leveraged-Linked Nts., 4.656%, 12/15/97(6)(20)                             2,800,000         2,973,880
----------------------------------------------------------------------------------------------------------------------
First Boston Corp. (The), Russian GKO Linked Nts., Zero
Coupon, 13.95%, 1/20/98(12)                                                                9,800,000         9,472,984
----------------------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co. Argentina Local Market Securities Trust,
11.30%, 4/1/00 [representing debt of Argentina (Republic of)
Bonos del Tesoro Bonds, Series 10, 5.80%, 4/1/00 and an
interest rate swap between Goldman Sachs and the Trust](5)                                11,334,782        11,646,489
----------------------------------------------------------------------------------------------------------------------
ING (U.S.) Financial Holdings Corp.:
Zero Coupon Czech Koruna Linked Promissory Nts., 10.98%,
11/17/97(5)(12)(CZK)                                                                      26,368,371           789,329
Zero Coupon Czech Koruna/U.S. Dollar Linked Nts.,
11.10%, 3/4/98(12)                                                                         9,645,000         7,956,161
Greek Drachma Linked Nts., Zero Coupon, 9.99%, 8/7/98(12)                                 19,500,000        18,323,760
PT Polysindo Linked Nts., Zero Coupon, 10.43%, 7/15/98(5)(12)                              1,973,463         1,771,677
----------------------------------------------------------------------------------------------------------------------
ING Barings (U.S.) Financial Holdings Corp., Chilean Peso
Linked Nts., with Chilean Sovereign Risk, Zero Coupon,
9.22%, 6/25/98(12)                                                                        16,000,000        14,889,600





                  37         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
======================================================================================================================
STRUCTURED INSTRUMENTS  (CONTINUED)
Lehman Brothers Holdings, Inc.:
Greek Drachma/Swiss Franc Linked Nts., Zero Coupon,
14.71%, 1/15/98(12)                                                                      $ 6,630,630      $  6,749,981
U.S. Dollar Nts. Linked to the Greek Drachma/Swiss Franc
Exchange Rate, Zero Coupon, 23.05%, 12/26/97(12)                                          10,200,000        10,931,340
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc., Guatemalan Letras de Tesoreria Linked
Nts., Zero Coupon, 8.66%, 11/24/97(12)                                                     7,800,000         7,700,160
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99 (representing debt of Chemical Banking Corp., sub. capital nts., and equity
of Citicorp, 7.75% preferred, series 22)(5)                                               10,000,000        11,807,000
----------------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York, Japanese
Government Bond 193 Currency Protected Bank Nts.,
8.14%, 4/29/98                                                                             8,100,000         6,164,100
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Group, Inc. Repackaged Argentina Domestic
Securities Trust, 14.75%, 9/1/02 [representing debt of
Argentina (Republic of) Bonos de Consolidacion de
Deudas Bonds, Series I, 5.625%, 9/1/02](5)                                                 6,000,000         7,410,000
----------------------------------------------------------------------------------------------------------------------
Salomon, Inc.:
Chilean Peso Indexed Credit Linked Nts., Zero Coupon,
9.32%, 7/22/98(12)                                                                         3,750,000         3,467,250
Chilean Peso Indexed Enhanced Access Nts., Zero Coupon:
9.44%, 6/11/98(12)                                                                        20,000,000        18,692,000
9.18%, 6/18/98(12)                                                                         9,750,000         9,097,725
Chilean Peso Linked Nts., Zero Coupon:
9.33%, 6/24/98(12)                                                                         4,865,000         4,504,017
9.18%, 9/9/98(12)                                                                          4,865,000         4,408,663
Russian S-Account Credit Linked Nts., Zero Coupon:
13.71%, 4/3/98(12)                                                                        19,350,000        18,283,815
14.17%, 5/22/98(12)                                                                        9,600,000         8,938,560
14.10%, 5/7/98(12)                                                                        32,150,000        30,066,680
9.79%, 7/31/98(12)                                                                        19,500,000        17,778,150
27.11%, 8/7/98(12)                                                                        41,200,000        37,504,360
----------------------------------------------------------------------------------------------------------------------
SPARC EM Ltd., Russian GKO Linked/U.S. Dollar Nts.,
Zero Coupon, 12.24%, 10/15/97(12)                                                          4,850,000         4,832,719
----------------------------------------------------------------------------------------------------------------------
Standard Chartered Bank:
Indian Rupee Linked Nts.:
15%, 10/20/97                                                                              7,020,000         6,909,084
32.641%, 11/28/97                                                                          3,656,000         3,762,755
35.115%, 11/28/97                                                                          3,656,000         3,749,228
Korean Wong Principal & Interest Linked Deposit:
11.62%, 6/30/98                                                                            9,516,534         8,945,542
11.68%, 7/3/98                                                                            14,601,366        13,726,744
U.S. Dollar/Chinese Yuan Linked Nts., 12.903%, 12/5/97                                     6,581,000         6,640,229
----------------------------------------------------------------------------------------------------------------------
Union Bank of Switzerland, Indian Rupee Linked
Nts., 5.40%, 11/17/97                                                                      4,680,000         4,692,168
                                                                                                        --------------
Total Structured Instruments (Cost $514,246,318)                                                           513,275,338





                  38         Oppenheimer Strategic Income Fund

                                                                                                       MARKET VALUE
                                                        DATE       STRIKE          CONTRACTS           SEE NOTE 1
====================================================================================================================
CALL OPTIONS PURCHASED--0.1%
--------------------------------------------------------------------------------------------------------------------
German Mark/Japanese Yen Call Opt.                      12/97       68.78(DEM/JPY)     86,060,000       $    798,034
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.375%, 8/15/27
Call Opt.                                               10/97       99.672%               295,500          2,862,656
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 6.125%, 8/15/07
Call Opt.                                               11/97      101.25                 250,000            859,375
                                                                                                        ------------
Total Call Options Purchased (Cost $5,884,796)                                                             4,520,065

====================================================================================================================
PUT OPTIONS PURCHASED--0.0%
German Mark/Japanese Yen Put Opt.                       12/97       68.59(DEM/JPY)     85,780,000          1,329,590
--------------------------------------------------------------------------------------------------------------------
German Mark Put Opt.                                    10/97        1.796(DEM)        43,830,000             58,820
--------------------------------------------------------------------------------------------------------------------
German Mark Put Opt.                                    10/97        1.759(DEM)        85,551,000            377,194
--------------------------------------------------------------------------------------------------------------------
German Mark Put Opt.                                    10/97        1.792(DEM)        43,830,000             66,797
--------------------------------------------------------------------------------------------------------------------
German Mark Put Opt.                                    10/97        1.89(DEM)         90,580,000                 --
--------------------------------------------------------------------------------------------------------------------
German Mark Put Opt.                                    11/97        1.784(DEM)       169,270,000            899,501
                                                                                                        ------------
Total Put Options Purchased (Cost $5,193,484)                                                              2,731,902
                                                                                   FACE
                                                                                   AMOUNT(1)
====================================================================================================================
CERTIFICATES OF DEPOSIT--0.1%
--------------------------------------------------------------------------------------------------------------------
Bank Dagang Nasional Indonesia, Zero Coupon
Negotiable CD, 14.35%, 11/24/97(12)(IDR)                                           10,000,000,000          2,969,428
--------------------------------------------------------------------------------------------------------------------
Bank Tabugan Negara Negotiable CD, Zero Coupon,
14.70%, 10/28/97(12)(IDR)                                                           3,000,000,000            907,513
--------------------------------------------------------------------------------------------------------------------
Wijaya Karya Negotiable CD, Zero Coupon, 14.79%,
12/19/97(12)(IDR)                                                                  20,000,000,000          5,826,178
                                                                                                        ------------
Total Certificates of Deposit (Cost $13,636,815)                                                           9,703,119

====================================================================================================================
REPURCHASE AGREEMENTS--0.0%
--------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,  6.125%, dated 9/30/97, to be  repurchased  at $3,100,527 on 10/1/97,  collateralized  by U.S.  Treasury
Bonds, 6.875%-12%, 5/15/05-8/15/25, with a value of $2,433,948 and U.S. Treasury
Nts., 5.875%-7.25%, 8/15/98-5/15/04, with a value of $729,927
(Cost $3,100,000)                                                                    $  3,100,000          3,100,000
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $8,289,785,573)                                           107.5%     8,478,965,517
--------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                        (7.5)      (592,075,007)
                                                                                     ------------     --------------
NET ASSETS                                                                                  100.0%    $7,886,890,510
                                                                                     ============     ==============





                  39         Oppenheimer Strategic Income Fund

-------------------------------------------------------------------------------
1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD--Australian Dollar                  IEP--Irish Punt
CAD--Canadian Dollar                    ITL--Italian Lira
CZK--Czech Koruna                       JPY--Japanese Yen
DEM--German Mark                        MXP--Mexican Peso
DKK--Danish Krone                       NOK--Norwegian Krone
ESP--Spanish Peseta                     NZD--New Zealand Dollar
GBP--British Pound Sterling             PLZ--Polish Zloty
GRD--Greek Drachma                      SEK--Swedish Krona
HUF--Hungarian Forint                   TRL--Turkish Lira
IDR--Indonesian Rupiah                  ZAR--South African Rand

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

4. When-issued security to be delivered and settled after September 30, 1997.

5. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

6. Represents the current interest rate for a variable rate security.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $752,116,975 or 9.54% of the Fund's net assets, at September 30, 1997.

8. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                       CONTRACTS/FACE         EXPIRATION     EXERCISE        PREMIUM          MARKET VALUE
                                       SUBJECT TO CALL/PUT    DATE           PRICE           RECEIVED         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------

Banco Hipotecario Nacional
(Argentina) Medium-Term Nts.,
10.625%, 8/7/06 Call Option            $   15,000,000         8/7/00         100.00%         $   138,000       $1,800,000
-------------------------------------------------------------------------------------------------------------------------
British Pound Sterling Call Option         47,170,000         10/6/97          0.625(GBP)        556,606          780,664
-------------------------------------------------------------------------------------------------------------------------
German Mark Call Option                   130,890,000         10/16/97         1.72(DEM)         342,521          311,518
-------------------------------------------------------------------------------------------------------------------------
Japanese Yen Call Option                4,860,600,000         10/1/97        119.00(JPY)         214,435            9,721
-------------------------------------------------------------------------------------------------------------------------
Japanese Yen Put Option                 4,860,600,000         10/1/97        121.00(JPY)         210,894           58,327
                                                                                              ----------       ----------
                                                                                              $1,462,456       $2,960,230
                                                                                              ==========       ==========





                  40         Oppenheimer Strategic Income Fund

-------------------------------------------------------------------------------
9. Securities with an aggregate market value of $12,971,445 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

10. Interest or dividend is paid in kind.

11. Represents the current interest rate for an increasing rate security.

12. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

14. Non-income producing--issuer is in default of interest payment.

15. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

16. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

17. Non-income producing security.

18. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1997. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 1997 amounts to $27,208,189. Transactions during the period in which the issuer was an affiliate are as follows:

                                        SHARES/UNITS                                         SHARES/UNITS
                                        SEPTEMBER 30,       GROSS           GROSS            SEPTEMBER 30,      DIVIDEND
                                        1996                ADDITIONS       REDUCTIONS       1997               INCOME
--------------------------------------------------------------------------------------------------------------------------
CGA Group Ltd.,
Preferred                                      --           130,000         --               130,000            $       --
--------------------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts.,
Exp. 12/49                                     --           130,000         --               130,000                    --
--------------------------------------------------------------------------------------------------------------------------
Kelley Oil & Gas Corp.,
$2.625 Cv.                                 82,000            77,100         --               159,100               406,875
--------------------------------------------------------------------------------------------------------------------------
Sheridan Energy, Inc.                          --           394,283         --               394,283                    --
--------------------------------------------------------------------------------------------------------------------------
Walden Residential
Properties, Inc.,
Preferred Stock                                --           387,400         --               387,400               570,602
--------------------------------------------------------------------------------------------------------------------------
Walden Residential
Properties, Inc., 9.16% Cv.
Preferred Stock, Series B                 280,000                --         --               280,000               641,200
--------------------------------------------------------------------------------------------------------------------------
Walden Residential
Properties, Inc. Wts.,
Exp. 1/02                                      --           196,400         --               196,400                    --
                                                                                                                ----------
                                                                                                                $1,618,677
                                                                                                                ==========


19. Security is linked to a Goldman Sachs Commodity Index. The index is composed of the futures prices of twenty-two different commodities in five main commodity groups (energy, agriculture, livestock, industrial metals and precious metals) in rough proportion to the value of their production in the world economy.

20. Security is linked to the Daiwa Physical Commodity Excess Return Index which is calculated in the same manner as the Daiwa Physical Commodity Index (DPCI), but with a Treasury bill rate of zero. The DPCI is a passively managed index showing the total return from holding unleveraged long positions in futures contracts of physical commodities. Nineteen commodity markets representing five major commodity industry groups are included in the calculation of the DPCI. These five major commodity groups are: grains, metals, energy, livestock and food/fiber.

See accompanying Notes to Financial Statements.





                  41         Oppenheimer Strategic Income Fund

STATEMENT OF ASSETS & LIABILITIES  September 30, 1997

=====================================================================================================
ASSETS
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $8,264,915,023)                                           $8,451,757,328
Affiliated companies (cost $24,870,550)                                                    27,208,189
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                                 11,047,547
-----------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                          759,979,849
Interest, dividends and principal paydowns                                                146,163,544
Shares of beneficial interest sold                                                         25,035,803
Closed forward foreign currency exchange contracts                                          4,255,405
Daily variation on futures contracts--Note 6                                                  308,031
-----------------------------------------------------------------------------------------------------
Other                                                                                          32,282
                                                                                       --------------
Total assets                                                                            9,425,787,978

=====================================================================================================
LIABILITIES
Bank overdraft                                                                              1,967,258
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                                  5,289,749
-----------------------------------------------------------------------------------------------------
Options written, at value (premiums received $1,462,456)--
see accompanying statement--Note 7                                                          2,960,230
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $1,424,306,645 purchased
on a when-issued basis)--Note 1                                                         1,498,961,120
Shares of beneficial interest redeemed                                                      8,647,125
Dividends                                                                                   8,312,459
Distribution and service plan fees                                                          4,776,771
Closed forward foreign currency exchange contracts                                          4,355,184
Daily variation on futures contracts--Note 6                                                1,227,794
Transfer and shareholder servicing agent fees                                                 718,700
Other                                                                                       1,681,078
                                                                                       --------------
Total liabilities                                                                       1,538,897,468

=====================================================================================================
NET ASSETS                                                                             $7,886,890,510
                                                                                       ==============
=====================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                        $7,853,553,513
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                        16,158,180
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                            (171,522,575)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                  188,701,392
                                                                                       --------------
Net assets                                                                             $7,886,890,510
                                                                                       ==============






                  42         Oppenheimer Strategic Income Fund

=========================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $3,969,438,182 and 801,890,287 shares of
beneficial interest outstanding)                                                                    $4.95
Maximum offering price per share (net asset value plus
sales charge of 4.75% of offering price)                                                            $5.20

---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,500,902,742  and
705,698,727
shares of beneficial interest outstanding)                                                          $4.96

---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering  price per share (based on net assets of  $416,549,586  and
84,230,913 shares of
beneficial interest outstanding)                                                                    $4.95

See accompanying Notes to Financial Statements.





                  43         Oppenheimer Strategic Income Fund

STATEMENT OF OPERATIONS  For the Year Ended September, 30 1997

=====================================================================================================
INVESTMENT INCOME
Interest (net of foreign withholding taxes of $1,014,978)                                $668,426,986
-----------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                     10,144,788
Affiliated companies                                                                        1,618,677
                                                                                         ------------
Total income                                                                              680,190,451
=====================================================================================================
EXPENSES
Distribution and service plan fees--Note 4:
Class A                                                                                     9,227,904
Class B                                                                                    30,147,429
Class C                                                                                     2,902,518
-----------------------------------------------------------------------------------------------------
Management fees--Note 4                                                                    37,014,867
-----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                       7,681,822
-----------------------------------------------------------------------------------------------------
Shareholder reports                                                                         1,580,641
-----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                 1,387,036
-----------------------------------------------------------------------------------------------------
Registration and filing fees                                                                  208,886
-----------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                       122,562
-----------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                    94,635
-----------------------------------------------------------------------------------------------------
Other                                                                                         289,682
                                                                                          -----------
Total expenses                                                                             90,657,982

=====================================================================================================
NET INVESTMENT INCOME                                                                     589,532,469

=====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
Investments                                                                               176,727,616
Closing of futures contracts                                                              (29,166,867)
Closing and expiration of options written--Note 7                                          14,670,101
Foreign currency transactions                                                             (36,622,046)
                                                                                         ------------
Net realized gain                                                                         125,608,804

-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                84,914,787
Translation of assets and liabilities denominated in
foreign currencies                                                                        (64,385,554)
                                                                                         ------------
Net change                                                                                 20,529,233
                                                                                         ------------
Net realized and unrealized gain                                                          146,138,037

=====================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $735,670,506
                                                                                         ============


See accompanying Notes to Financial Statements.





                  44         Oppenheimer Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                                 1997                 1996
====================================================================================================================
OPERATIONS
Net investment income                                                            $  589,532,469       $  499,559,590
--------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                   125,608,804           43,346,428
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                20,529,233          139,093,599
                                                                                 --------------       --------------
Net increase in net assets resulting from operations                                735,670,506          681,999,617

====================================================================================================================
DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS  Dividends  from net  investment income:
Class A                                                                            (316,472,362)        (288,582,659)
Class B                                                                            (232,118,433)        (175,634,637)
Class C                                                                             (22,358,462)          (8,327,086)
--------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                                                      --          (11,371,215)
Class B                                                                                      --           (8,353,085)
Class C                                                                                      --             (562,714)

====================================================================================================================
BENEFICIAL  INTEREST  TRANSACTIONS  Net  increase in net assets  resulting  from beneficial interest transactions--Note 2:
Class A                                                                             357,127,802          197,278,497
Class B                                                                             838,896,025          568,088,963
Class C                                                                             235,000,607          103,676,464

====================================================================================================================
NET ASSETS
Total increase                                                                    1,595,745,683        1,058,212,145
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               6,291,144,827        5,232,932,682
                                                                                 --------------       --------------

End of period [including undistributed (overdistributed) net
investment income of $16,158,180 and $(6,688,731), respectively]                 $7,886,890,510       $6,291,144,827
                                                                                 ==============       ==============

See accompanying Notes to Financial Statements.





                  45         Oppenheimer Strategic Income Fund

FINANCIAL HIGHLIGHTS

                                                    CLASS A
                                                    -------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
                            1997 1996 1995 1994 1993
===============================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $4.84     $4.68    $4.75     $5.21    $5.07
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .43       .44      .41       .45      .48
Net realized and unrealized
gain (loss)                                           .09       .15     (.03)     (.35)     .17
                                                    -----     -----    -----     -----    -----
Total income from investment operations               .52       .59      .38       .10      .65

-----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                               (.41)     (.41)    (.41)     (.43)    (.50)
Distributions from net
realized gain                                          --        --     (.01)       --     (.01)
Distributions in excess of net
realized gain                                          --        --       --      (.12)      --
Tax return of capital distribution                     --      (.02)    (.03)     (.01)      --
                                                    -----     -----    -----     -----    -----
Total dividends and distributions
to shareholders                                      (.41)     (.43)    (.45)     (.56)    (.51)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.95     $4.84    $4.68     $4.75    $5.21
                                                    =====     =====    =====     =====    =====

===============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 11.29%    13.06%    8.62%     1.85%   13.30%

===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)            $3,969    $3,526   $3,219    $3,143   $2,754
-----------------------------------------------------------------------------------------------
Average net assets (in millions)                   $3,735    $3,340   $3,085    $3,082   $2,107
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                8.77%     9.09%    9.63%     8.72%    9.78%
Expenses                                             0.93%     0.97%    0.99%     0.95%    1.09%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          116.5%    104.8%   141.5%    119.0%   148.6%

1. For the period from May 26, 1995  (inception  of offering)  to September  30,
1995.

2. For the period from November 30, 1992 (inception of offering) to September 30, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.





                  46         Oppenheimer Strategic Income Fund

CLASS B                                                    CLASS C
-----------------------------------------------            ----------------------------------
YEAR ENDED SEPTEMBER 30,                                   YEAR ENDED SEPTEMBER 30,
1997       1996      1995      1994     1993(2)            1997         1996          1995(1)
=============================================================================================
 $4.85      $4.69     $4.76     $5.22    $4.89              $4.83        $4.68          $4.68
---------------------------------------------------------------------------------------------

   .39        .40       .37       .42      .36                .37          .38            .13

   .10        .15      (.03)     (.36)     .34                .13          .16            .01
------      -----     -----     -----    -----              -----        -----          -----
   .49        .55       .34       .06      .70                .50          .54            .14

---------------------------------------------------------------------------------------------


  (.38)      (.37)     (.37)     (.39)    (.36)              (.38)        (.37)          (.12)

    --         --      (.01)       --     (.01)                --           --           (.01)

    --         --        --      (.12)      --                 --           --             --
    --       (.02)     (.03)     (.01)      --                 --         (.02)          (.01)
------      -----     -----     -----    -----              -----        -----          -----

  (.38)      (.39)     (.41)     (.52)    (.37)              (.38)        (.39)          (.14)
---------------------------------------------------------------------------------------------
 $4.96      $4.85     $4.69     $4.76    $5.22              $4.95        $4.83          $4.68
======      =====     =====     =====    =====              =====        =====          =====

=============================================================================================
 10.43%     12.19%     7.79%     1.07%   13.58%             10.67%       11.96%          3.09%

=============================================================================================

$3,501     $2,590    $1,947    $1,586     $695               $417         $175            $67
---------------------------------------------------------------------------------------------
$3,018     $2,250   $ 1,711    $1,236     $276               $291         $110            $24
---------------------------------------------------------------------------------------------

  7.94%      8.30%     8.83%     7.90%    8.13%(4)           7.73%        8.18%          8.28%(4)
  1.69%      1.72%     1.75%     1.71%    1.80%(4)           1.69%        1.74%          2.02%(4)
---------------------------------------------------------------------------------------------
 116.5%     104.8%    141.5%    119.0%   148.6%             116.5%       104.8%         141.5%

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollar-rolls") for the period ended September 30, 1997 were $9,979,242,934 and $8,316,552,760, respectively. For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls." See accompanying Notes to Financial Statements.





                  47         Oppenheimer Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

     Oppenheimer Strategic Income Fund (the Fund) is a separate series of Oppenheimer Strategic Funds Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt securities in U.S. government, foreign and lower-rated corporate bonds and by writing covered call options on them. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


     --------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in commodity and foreign currency-linked structured notes whereby the market value and redemption price are linked to commodity indices and foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face value of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the period ended September 30, 1997, the market value of these securities comprised an average of 6% of the Fund's net assets, and resulted in realized and unrealized losses of $18,301,605.

-------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1997, the Fund had entered into outstanding when-issued or forward commitments of $1,424,306,645.

              In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

-------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At September 30, 1997, securities with an aggregate market value of $6,172,125, representing 0.08% of the Fund's net assets, were in default.

-------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $153,183,000, expiring in 2004.

-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

              The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $4,263,699, an increase in accumulated net realized loss on investments of $6,135,352, and an increase in paid-in capital of $1,871,653.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

===============================================================================
Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED SEPTEMBER 30, 1997          YEAR ENDED SEPTEMBER 30, 1996
                                      ---------------------------------      ------------------------------------
                                      SHARES              AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                  202,106,435        $  987,184,469       161,911,012           $ 769,839,764
Dividends and distributions
reinvested                             43,528,618           212,702,206        42,307,227             201,403,712
Issued in connection with
the acquisition of Quest for
Value Global Income
Fund--Note 9                                   --                    --           970,667               4,571,842
Redeemed                             (172,636,408)         (842,758,873)     (163,843,683)           (778,536,821)
                                     ------------        --------------      ------------           -------------
Net increase                           72,998,645        $  357,127,802        41,345,223           $ 197,278,497
                                     ============        ==============      ============           =============

-----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                  225,061,705        $1,101,712,593       164,417,334           $ 783,491,575
Dividends and distributions
reinvested                             27,158,643           132,987,856        21,799,243             103,961,398
Issued in connection with
the acquisition of Quest for
Value Global Income
Fund--Note 9                                   --                    --           280,096               1,322,051
Redeemed                              (80,881,214)         (395,804,424)      (67,336,963)           (320,686,061)
                                     ------------        --------------      ------------           -------------
Net increase                          171,339,134        $  838,896,025       119,159,710           $ 568,088,963
                                     ============        ==============      ============           =============

-----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                   57,786,493        $  282,043,074        25,473,363           $ 121,173,723
Dividends and distributions
reinvested                              3,188,795            15,572,159         1,255,765               5,978,489
Issued in connection with the
acquisition of Quest for Value
Global Income Fund--Note 9                     --                    --            36,170                 170,362
Redeemed                              (12,845,030)          (62,614,626)       (4,978,579)            (23,646,110)
                                     ------------        --------------      ------------           -------------
Net increase                           48,130,258        $  235,000,607        21,786,719           $ 103,676,464
                                     ============        ==============      ============           =============





                  51         Oppenheimer Strategic Income Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At September 30, 1997, net unrealized appreciation on investments and options written of $187,682,170 was composed of gross appreciation of $291,749,879, and gross depreciation of $104,067,709.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion.

              For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $20,149,168, of which $5,660,176 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $41,868,645 and $2,728,179, respectively, of which $1,299,100 and $67,266, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $6,604,974 and $191,856, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $640,887 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.





                  52         Oppenheimer Strategic Income Fund

================================================================================
              The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $165,360 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $24,820,626 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of September 30, 1997, OFDI had incurred unreimbursed expenses of $112,265,649 for Class B.

              The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $31,149 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $1,957,863 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1997, OFDI had incurred unreimbursed expenses of $5,708,962 for Class C.





                  53         Oppenheimer Strategic Income Fund

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

              The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

              Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

              Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

              Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1997, the Fund had outstanding forward contracts as follows:

                                                      CONTRACT AMOUNT          VALUATION AS OF    UNREALIZED      UNREALIZED
                                   EXPIRATION DATE    (000S)                   SEPT. 30, 1997     APPRECIATION    DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
Canadian Dollar (CAD)              10/2/97-10/20/97      170,414   CAD         $123,415,758      $   296,136       $      --
                                                                                                 -----------       ----------
CONTRACTS TO SELL
-----------------
Australian Dollar (AUD)            10/6/97-11/24/97      526,890   AUD          381,761,656        1,541,467        1,556,056
British Pound Sterling (GBP)       10/1/97-10/14/97       24,349   GBP           39,316,728               --          326,373
Canadian Dollar (CAD)              1/21/98                14,580   CAD           10,616,618               --           16,836
German Mark (DEM)                  10/1/97-12/19/97       77,192   DEM           43,859,098           70,352          329,908
Indonesia Rupiah (IDR)             10/28/97           57,681,875   IDR           17,543,192        4,101,038               --
Irish Punt (IEP)                   11/24/97-11/28/97      78,220   IEP          113,555,922        4,643,973               --
Japanese Yen (JPY)                 11/17/97            8,270,000   JPY           69,117,377          244,362               --
Mexican Peso (MXP)                 11/3/97               267,920   MXP           34,042,782           58,918               --
South African Rand (ZAR)           10/27/97              115,063   ZAR           24,502,573               --          264,510
Spanish Peseta (ESP)               10/3/97             3,481,541   ESP           23,346,792           91,301               --
Swiss Franc (CHF)                  10/21/97-11/19/97     175,165   CHF          121,355,664               --        2,796,066
                                                                                                 -----------       ----------
                                                                                                  10,751,411        5,289,749
                                                                                                 -----------       ----------
Total Unrealized Appreciation and Depreciation                                                   $11,047,547       $5,289,749
                                                                                                 ===========       ==========





                  54         Oppenheimer Strategic Income Fund

================================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

              Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At September 30, 1997, the Fund had outstanding futures contracts as follows:

                                                                                                        UNREALIZED
                                                             NUMBER OF        VALUATION AS OF           APPRECIATION
                                       EXPIRATION DATE       CONTRACTS        SEPTEMBER 30, 1997        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
U.S. Treasury Nts., 10 yr.             12/97                   125            $ 13,765,625              $   152,344
U.S. Treasury Bonds, 30 yr.            12/97                 2,550             293,967,188               (1,516,250)
                                                                                                        -----------
                                                                                                         (1,363,906)
                                                                                                        -----------

CONTRACTS TO SELL
-----------------
French Government Bonds                12/97                 1,265             106,344,023                 (895,618)
Gold                                   12/97                    62               2,088,780                  (78,880)
Standard & Poor's 500                  12/97                    50              23,862,500                 (493,700)
U.S. Treasury Nts., 2 yr.              12/97                   145              30,021,797                  (90,625)
U.S. Treasury Nts., 5 yr.              12/97                 2,153             231,245,656               (1,455,609)
                                                                                                        -----------
                                                                                                         (3,014,432)
                                                                                                        -----------
                                                                                                        $(4,378,338)
                                                                                                        ===========





                  55         Oppenheimer Strategic Income Fund

================================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

              The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

              Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

              Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

              The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 1997 was as follows:

                                      CALL OPTIONS                                 PUT OPTIONS
                                      --------------------------------------       ------------------------------------
                                      NUMBER OF                AMOUNT OF           NUMBER OF                AMOUNT OF
                                      OPTIONS                  PREMIUMS            OPTIONS                  PREMIUMS
-----------------------------------------------------------------------------------------------------------------------
Options outstanding at
September 30, 1996                       236,465,210           $  1 ,790,304             14,230,476         $   722,937
Options written                        6,289,590,996              21,817,179         46,434,239,635           6,492,357
Options closed or expired             (1,333,863,881)            (14,997,877)       (36,707,870,111)         (6,738,997)
Options exercised                       (153,517,325)             (7,358,043)        (4,880,000,000)           (265,404)
                                      --------------            ------------       ----------------         -----------
Options outstanding at
September 30, 1997                     5,038,675,000            $  1,251,563          4,860,600,000         $   210,893
                                      ==============            ============       ================         ===========





                  56         Oppenheimer Strategic Income Fund

================================================================================
8. ILLIQUID AND RESTRICTED SECURITIES

At September 30, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1997 was $648,184,785, which represents 8.22% of the Fund's net assets, of which $38,306,073 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                   VALUATION
                                                                                        COST       PER UNIT AS OF
SECURITY                                                     ACQUISITION DATE           PER UNIT   SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------------------------
BONDS
Arizona Charlie's, Inc., 12% First Mtg.
Nts., Series B, 11/15/00                                     11/18/93-12/9/93             100.00%               53.50%
---------------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First
Mtg. Nts., Series A, 11/15/00                                11/18/93-12/17/93              95.98               17.50
---------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02                     4/14/92                       100.00              110.25
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99             5/15/95                       110.05              118.07
---------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Debs., Banco
Venezuela TCI, Zero Coupon, 6.13%, 12/13/98                  7/13/93-7/15/93                72.64               95.25

STOCKS AND WARRANTS
Becker Gaming, Inc. Wts., Exp. 11/00                         11/18/93-12/9/93           $    2.10           $     .25
---------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.                                             4/14/92                     1,000.00            1,002.50
---------------------------------------------------------------------------------------------------------------------
Omnipoint Corp.                                              11/29/95                       16.00               20.07
---------------------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00                             11/29/95                          --               20.07
---------------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred                                    6/17/97                        25.00               25.00
---------------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts. Exp. 12/49                               6/17/97                           --                 .50





                  57         Oppenheimer Strategic Income Fund

================================================================================
9. ACQUISITION OF QUEST FOR VALUE GLOBAL INCOME FUND

On November 24, 1995, the Fund acquired all of the net assets of Quest for Value Global Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value Global Income Fund shareholders on November 16, 1995. The Fund issued 970,667, 280,096 and 36,170 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $4,571,842, $1,322,051 and $170,362 in exchange for the net assets, resulting in combined Class A net assets of $3,267,253,290, Class B net assets of $2,032,945,347 and Class C net assets of $75,252,729 on November 24, 1995. The net assets acquired included net unrealized appreciation of $338,553. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
10. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

              The Fund had no borrowings outstanding during the year ended September 30, 1997.

                                   Appendix

                      Corporate Industry Classifications


Aerospace/Defense Air Transportation Auto Parts Distribution Automotive Bank Holding Companies Banks Beverages Broadcasting Broker-Dealers Building Materials Cable Television Chemicals Commercial Finance Computer Hardware Computer Software Conglomerates Consumer Finance Containers Convenience Stores Department Stores Diversified Financial Diversified Media Drug Stores Drug Wholesalers Durable Household Goods Education Electric Utilities Electrical Equipment Electronics
Energy Services & Producers
Entertainment/Film
Environmental


Food
Gas Utilities
Gold
Health Care/Drugs Health Care/Supplies & Services Homebuilders/Real Estate Hotel/Gaming Industrial Services Information Technology Insurance Leasing & Factoring Leisure Manufacturing Metals/Mining Nondurable Household Goods Oil - Integrated Paper Publishing/Printing Railroads Restaurants Savings & Loans Shipping Special Purpose Financial Specialty Retailing Steel Supermarkets Telecommunications - Technology Telephone - Utility Textile/Apparel Tobacco Toys Trucking Wireless Services

Investment Advisor
    OppenheimerFunds, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Distributor
    OppenheimerFunds Distributor, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Transfer Agent
    OppenheimerFunds Services
    P.O. Box 5270
    Denver, Colorado 80217
    1-800-525-7048

Custodian of Portfolio Securities
    The Bank of New York
    One Wall Street
    New York, New York 10015

Independent Auditors
    Deloitte & Touche LLP
    555 Seventeenth Street
    Denver, Colorado 80202-3942

Legal Counsel
    Myer, Swanson, Adams & Wolf, P.C.
    1600 Broadway
    Denver, Colorado 80202